Confidential Treatment Requested	Exhibit 10.42

AMENDMENT NUMBER ONE TO

SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

This Amendment Number One (“Amendment One”) to the Second Amended and Restated Information Technology Services Agreement dated as of January 31, 2012 (the “Agreement”), is between HP Enterprise Services, LLC (“Provider”) and Sabre Inc., (together with its Affiliates that procure Services under the Agreement, “Company”) and is effective as of the date of execution by both Parties.

RECITALS

WHEREAS, Company and Provider desire to amend certain terms and conditions of the Agreement and restate in their entirety the exhibits attached hereto.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Company and Provider, hereby agree as follows:

1.	The Off-Shore Facilities Schedule is hereby deleted and replaced in its entirety with Exhibit 1.

2.	The Reports Schedule is hereby deleted and replaced in its entirety with Exhibit 2.

3.	The Restricted Personnel Schedule is hereby deleted and replaced in its entirety with Exhibit 3.

4.	The Charges Schedule is hereby deleted and replaced in its entirety with Exhibit 4.

5.	Attachment 4-A to the Charges Schedule is hereby deleted and replaced in its entirety with Exhibit 5.

6.	Attachment 4-B to the Charges Schedule is hereby deleted and replaced in its entirety with Exhibit 6.

7.	Attachment 4-C to the Charges Schedule is hereby deleted and replaced in its entirety with Exhibit 7.

8.	Attachment 4-D to the Charges Schedule is hereby deleted and replaced in its entirety with Exhibit 8.

1 of 3

Company/Provider	Confidential
Amendment	I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.	Attachment A to the Service Levels and Service Credits Schedule is hereby deleted and replaced in its entirety with Exhibit 9.

10.	Attachment B to the Service Levels and Service Credits Schedule is hereby deleted and replaced in its entirety with Exhibit 10.

11.	Exhibit A to Attachment A to the Service Levels and Service Credits Schedule is hereby deleted and replaced in its entirety with Exhibit 11.

12.	Exhibit 2.6 to the Services and Support Responsibilities Schedule is hereby deleted and replaced in its entirety with Exhibit 12.

13.	Exhibit 2.8 to the Services and Support Responsibilities Schedule is hereby deleted and replaced in its entirety with Exhibit 13.

14.	Conflicts between the Amendment and the Exhibits to the Amendment. In the event of a conflict or inconsistency between the terms of this Amendment and any of the exhibits attached hereto the provisions of the exhibits shall control.

15.	Counterparts. This Amendment may be executed in several counterparts, all of which taken together shall constitute a single agreement between the Parties.

16.	Defined terms. Unless otherwise defined herein, the capitalized terms used in this Amendment shall have the same meaning assigned to such capitalized terms in the Agreement.

17.	Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement (and all prior agreements, letters, proposals, discussions and other documents) regarding the matters addressed in this Amendment. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed as if set forth herein verbatim.

2 of 3

Company/Provider	Confidential
Amendment	I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, Provider and Company have each caused this Amendment One to be executed as below:

SABRE INC.		HP Enterprise Services, LLC

Signature:	/s/ Fred Pensotti	Signature:	/s/ Cris Kibber

Name:	Fred Pensotti	Name:	Cris Kibber

Title:	SVP Finance and Corporate Controller	Title:	VP Sabre Account Executive

Date:	9/14/12	Date:	9/14/12

3 of 3

Company/Provider Confidential

Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 1 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

OFF-SHORE FACILITIES SCHEDULE

Country	Service Towers

Malaysia	Network	[ * * * ]	[ * * * ]

India	Projects and Labor	[ * * * ]	[ * * * ]
	End User Computing	[ * * * ]	[ * * * ]
	Midrange	[ * * * ]	[ * * * ]

Company/Provider Confidential	Page 1 of 5
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Country	Service Towers	Provider Functions	Address

	Mainframe	[ * * * ]	[ * * * ]
	Cross Functional	[ * * * ]	[ * * * ]
	Network	[ * * * ]	[ * * * ]

Company/Provider Confidential	Page 2 of 5
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Country	Service Towers	Provider Functions	Address

Argentina	Midrange	[ * * * ]	[ * * * ]

Brazil	Network	[ * * * ]	[ * * * ]

Hungary	End User Computing	[ * * * ]	[ * * * ]

UK	Projects and Labor	[ * * * ]	[ * * * ]
	End User Computing	[ * * * ]	[ * * * ]

Company/Provider Confidential	Page 3 of 5
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Country	Service Towers	Provider Functions	Address

	Network	[ * * * ]	[ * * * ]

New Zealand	Projects and Labor	[ * * * ]	[ * * * ]

Poland	Projects and Labor	[ * * * ]	[ * * * ]
Costa Rica	Cross Functional	[ * * * ]	[ * * * ]
	Network	[ * * * ]	[ * * * ]
	Midrange	[ * * * ]	[ * * * ]

Company/Provider Confidential	Page 4 of 5
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Country	Service Towers	Provider Functions	Address

	EUC	[ * * * ]	[ * * * ]

Canada	Cross Functional	[ * * * ]	[ * * * ]

Portugal	Cross Functional	[ * * * ]	[ * * * ]

GLOBAL countries where Sabre operates	Network, End User Computing	[ * * * ]	[ * * * ]

Company/Provider Confidential	Page 5 of 5
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 2 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

REPORTS SCHEDULE

1.0	Introduction

This Reports Schedule outlines the reports pertaining to the Services that Provider will provide to Company. Unless otherwise agreed by Company, Provider will provide reports in printable electronic format, as well as access to databases and data warehouses for reporting, report validation and informational purposes. Except as otherwise set forth herein, the specific details regarding Provider’s preparation, development and delivery of reports will be set forth in the Procedures Manual.

This Schedule does not address reports that are generated by internal Company systems that are operated, maintained, and developed by Provider. During the Term, those systems will continue to operate and produce reports as they do as of the Effective Date, and Company will continue to have access to the same information.

Provider will provide Company with (a) the same reports, customer billing and operational data to which Company has access as of the Effective Date, (b) the reports identified below, (c) the reports described in the Agreement, the Services and Support Responsibilities Schedule and any other schedule to the Agreement, (d) ad-hoc reports and data access required on a near real-time and/or ongoing basis to diagnose and resolve operational incidents, and (e) such other reports as Company may request from time to time, including up to [ * * * ]. As Provider goes through transition and transformation and changes occur to the existing environment, data, or systems, Company and Provider must mutually agree to any subsequent changes, additions, or deletions to or of affected reports and/or data sources prior to the implementation thereof and Provider will allow for additions or change to reporting needs as identified from time to time.

Provider will save performance and other non-financial historical data (online or archived) in accordance with the time frames established by Company’s data and document retention policies. Financial data, including invoices and the associated detail, will be stored for [ * * * ], or as tax and other governmental laws dictate, whichever time period is longer, unless otherwise agreed between Company and Provider. All archived reports, customer billing and operational data shall be accessible on operating systems that enable Company to reasonably satisfy its obligations under federal, state and foreign document retention laws.

With respect to the report “METHODs” labeled “TBD” below, the Parties will agree upon a delivery method reasonably acceptable to both Parties [ * * * ] of the Effective Date. Failure to agree within the [ * * * ] period is, at the election of either Party, a Dispute.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.0	Reports for Cross-Functional – General Service Tower

REPORTS	FREQUENCY	METHOD

Operational Reports	Monthly	Service Delivery Steering Committee & [ * * * ]

Incident and Compliance Reports	Monthly	Service Delivery Steering Committee & [ * * * ]

System Reliability Tracking and Reporting	Monthly	Service Delivery Steering Committee & [ * * * ]

Service Level Management and Reporting	Monthly	Service Delivery Steering Committee & [ * * * ]

Key Measurement Management and Reporting	Monthly	Service Delivery Steering Committee & [ * * * ]

Daily Snapshot Report	Daily	Distribution List & [ * * * ]

Incident Reports	Daily	Distribution List & [ * * * ]

System Performance - Report on system performance across each environment.	Monthly	Monthly meetings & [ * * * ]

Report opportunities and progress for Company to reduce Equipment and Software costs and/or improve system performance	Quarterly	Service Delivery Steering Committee

Service Request Performance and Status	Monthly	To Sabre Service Delivery Manager

Severity Level 1 and 2 problems, root cause analysis and appropriate corrective and/or preventative measures.	Monthly	Service Delivery Steering Committee

Report the results to Company on tested fail-over capabilities to confirm effectiveness of high-availability cluster functions.	As requested	Technical Steering Committee

Report the results to Company on tested fail-over capabilities to confirm effectiveness of high-availability split data center cluster configurations.	Quarterly	Technical Steering Committee

Report on network consolidation and server virtualization adoption status.	Quarterly	Service Delivery Steering Committee

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD

Report resource shortages, and report utilization statistics and trends to Company as defined in the Procedures Manual.	Monthly	[ * * * ]

Report activities and results on database space analysis and on-going monitoring/space analysis.	Quarterly	[ * * * ]

Monitor and report on external storage media usage.	Monthly through invoice	Invoice & [ * * * ]

Report initiatives and progress on implementing proactive monitoring and management tools.	Quarterly	Service Delivery Steering Committee

When new Hardware or Software is being certified, report on testing findings and recommendations from Provider-executed or driven tests in the Provider or Company test laboratories.	Monthly	Technical Steering Committee

Report on test findings and recommendations from Provider-executed or driven tests in the Provider or Company test laboratories.	As requested by Company and/or when Provider deems relevant	Technical Steering Committee

3.0	Reports for Cross-Functional – Equipment and Software Service Tower

REPORTS	FREQUENCY	METHOD

Provide a fully-updated Long Range IT Plan.	Annual	Technical Steering Committee & [ * * * ]

Provide report that outlines changes to the Long Range IT Plan, as well as vendor notices and updates on new versions, vendor sunset and support plans or changes, the state of the current environment with regard to software and hardware currency and refresh, etc.	Monthly	Technical Steering Committee & [ * * * ]

Report results of evaluation and testing of Third Party products and services.	Quarterly	Technical Steering Committee

Provide list of Provider Supported Software no longer supported by a Third Party Vendor.	Monthly	Service Delivery Steering Committee & [ * * * ] Report

Report on planned procurement, delivery, and installation dates for Equipment and/or Operational Software.	Monthly	SR/Procurement reports on [ * * * ]

Provide list of Equipment lease expirations (includes Company managed assets where Company has provided required data to Provider).	Make available to Company through asset reporting tool	[ * * * ] tool on [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Report on Equipment and/or Operational Software returned to Third Party Vendor (includes Company managed assets where Company has provided required data to Provider).	Make available to Company through asset reporting tool	[ * * * ] tool on [ * * * ]

Provide list of Operational Software license expiration / renewals (includes Company managed assets where Company has provided required data to Provider).	Quarterly	Report to Sabre SW Asset Management & [ * * * ] tool on [ * * * ]

Report on expiring maintenance contracts (includes Company managed assets where Company has provided required data to Provider).	Make available to Company through asset reporting tool	Report to Sabre SW Asset Management & [ * * * ] tool on [ * * * ]

Report on recurring Equipment problems.	Monthly	To Sabre Operations

List of planned upgrades and changes to Operational Software.	Quarterly	[ * * * ] Report

List updates to Windows Virus-protection Software installed.	Quarterly	To Sabre Desktop Manager & for Midrange through [ * * * ] Report

Provide budget forecast of expected Equipment and software renewal and maintenance costs (includes those Company managed assets where Company has provided required data to Provider).	Quarterly and available to Company through asset reporting tool	Report to Sabre SW Asset Management & [ * * * ] tool on [ * * * ]

Report updates/changes to the Asset Inventory and Management System;	Make available to Company through asset reporting tool	[ * * * ] tool on [ * * * ]

Provide report on unauthorized or non-standard Third Party Software	Monthly	[ * * * ] tool on [ * * * ]

Identify Equipment and Software efficiency opportunities.	As requested and not more often than semi-annually	Sabre Requestor

Report on de-installation and/or re-deployment of Equipment and Operational Software (includes those Company managed where Company has provided required data to Provider).	Make available to Company through asset reporting tool	[ * * * ] tool on [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.0	Reports for Midrange Service Tower

REPORTS	FREQUENCY	METHOD

Report exceptions granted to the agreed patch levels.	Monthly	[ * * * ] Report

Provide status and trending reports for CPU (average peak utilization for the period).	Monthly	[ * * * ]

Provide status and trending reports for memory (RAM) (average peak utilization for the period).	Monthly	[ * * * ]

Provide status and trending reports for disk (average peak utilization for the period).	Monthly	[ * * * ]

Report on other statistics outlined in Attachment 2.3-A (Operating Systems Statistics) of Exhibit 2.3 to the Services and Support Responsibilities Schedule.	Monthly	[ * * * ]

Report on automation efforts and efficiencies gained in the operational environment.	Quarterly	Service Delivery Steering Committee & Technical Steering Committee

Report on failure trend analysis for all types of failures (including but not limited to software and equipment failures).	Monthly	Service Delivery Steering Committee

Report generally available performance data and resource utilization statistics related to Provider Supported Software release-level upgrades.	Make available to Company through website	[ * * * ]

Review performance tuning activities	Quarterly	To Sabre System Owners

For systems configured for high availability clustering, periodically but not less than quarterly, test fail-over capabilities to confirm effectiveness of high-availability cluster functions and report the results of each test to Company.	Quarterly	Technical Steering Committee

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD

Automate the publishing of capacity planning reports and post, in advance of reviews, in a location accessible to both Provider and Company. Retain access to previous thirteen (13) months of reports.	Monthly	[ * * * ]

Report on Participating Third Party Connectivity metrics, including items such as general availability of the Participating Third Party message counts, response time averages and peaks, and success and failure rates.	Monthly	[ * * * ]

Provide advanced capacity planning report based on Company capacity forecast.	Monthly	[ * * * ]

Provide capacity report for appliances where Provider is responsible and recommendations to ensure sufficient capacity	Monthly	[ * * * ]

List of all new monitoring alerts that have been integrated into Provider tools (Midrange Technical Service Desk)	Weekly	TBD

Operational Reports (Midrange Technical Service Desk)	Monthly	Service Delivery Steering Committee

Incident and Compliance Reports (Midrange Technical Service Desk)	Monthly	Service Delivery Steering Committee

System Reliability Tracking and Reporting (Midrange Technical Service Desk)	Monthly	Service Delivery Steering Committee

Service Level Management and Reporting (Midrange Technical Service Desk)	Monthly	[ * * * ]

Daily Snapshot Report (Midrange Technical Service Desk)	Daily	Distribution List & [ * * * ]

Incident Reports (Midrange Technical Service Desk)	Daily	Distribution List & [ * * * ]

Thirty days of historical defined alert logs (Midrange Technical Service Desk )	Monthly	Distribution List

Trend analysis on the volume and nature of incidents in order to identify areas for improvement (Midrange Technical Service Desk)	Monthly	Distribution List

Alert log report within four (4) hours of a request by Company on those defined alerts older than four (4) hours and not yet captured in thirty day historical alert monthly report (Midrange Technical Service Desk).	As Requested	Distribution List

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD

STORAGE

Report results of routine monitoring using Operational Software tools to measure the efficiency of online storage access. Data to be reported will be defined by Company and Provider.	Quarterly	Report Manager - [ * * * ] Review at Service Delivery Steering Committee as needed

Provide reports from the storage management tool that include summary data for array utilization as defined by Company.	Quarterly	Service Delivery Steering Committee

Report break-fix and pro-active maintenance activities related to online storage.	Quarterly	Service Delivery Steering Committee

Report backup times, schedules and content for each system backed up.	As Requested	Report Manager - [ * * * ]

Report the following for backups:	Monthly	Report Manager - [ * * * ]

a. Completion Status b. Open Files (Failed Backup) c. Hosts Not Reachable (Missed Backup)

Monitor and report on any errors that result in failed backup.

Storage consumption report - containing at a minimum the following: d. Reports must map quantities on the invoice to the source data sets	Monthly	Report Manager - [ * * * ] Review at Service Delivery Steering Committee as needed

Provide Storage reports on a quarterly basis that detail operational events and configurations that can be used to assess the overall health of the storage systems, such as component failures, software versions installed and capacity reports.	Quarterly	Report Manager - [ * * * ] Review at Service Delivery Steering Committee as needed

Storage capacity planning reports containing at a minimum the following:

•     A plan for accommodating new capacity needs

•     Trend analysis

•     Raw and utilized BG, compression and deduplication ratios at an array level, with detail of servers or grouping of servers to detect anomalies, as required.

	Monthly	Report Manager - [ * * * ] Review at Service Delivery Steering Committee as needed

Excluding VTL, report on file inactivity.	Quarterly	Report Manager - [ * * * ] Review at Service Delivery Steering Committee as needed

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD

Storage performance reports. Company and Provider will jointly agree on appropriate performance metrics when new storage tools are in place.	Monthly	Report Manager - [ * * * ] Review at Service Delivery Steering Committee as needed

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.0	Reports for Managed Network Service Tower

REPORTS	FREQUENCY

Integrated compliance reporting for the monitoring and management of service levels contained in any agreement between Company and a Third Party Vendor when the Third Party Vendor is contractually required to provide compliance reporting data in an automated format.	Monthly	To Sabre Service Delivery

Application bench-marking report documenting the analysis of transactions, including describing their individual impact on Network resources relative to pre-defined thresholds determined by Company.	As requested	To Sabre requestor

Network performance, resource shortages, utilization statistics, and trends for critical environments	Monthly	To Sabre Service Delivery

Load and latency of Transport Systems.	As requested	To Sabre Service Delivery

IMAC activity reports.	Make available to Company through RSI	[ * * * ]

Call accounting in support of voice and conferencing services.	Make available to Company through RSI tool	[ * * * ]

Report toll usage and fraud reports when issues occur	Toll Usage reported monthly Fraud report as needed	Toll Usage: Billing Data Warehouse Fraud Report: To Sabre Telecom Manager

Monthly utilization reports showing conference usage by location.	Make available to Company through RSI tool	[ * * * ]

Summary and detail reports for phone and/or video usage by Service Location.	Phone usage made available to Company through RSI tool Video Usage reported monthly	Phone: [ * * * ] Video: To Sabre Service Delivery

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Report on network capacity, including load balancers.	Make available to Company through online reporting	[ * * * ] [ * * * ]

Report planned changes to network environment to accommodate growth	Quarterly or more often if appropriate	Service Delivery Steering Committee

High-speed ISP bandwidth utilization report by Company business unit.	Monthly	To Sabre Service Delivery

6.0	Reports for End User Computing Service Tower

REPORTS	FREQUENCY	METHOD

Report listing all Authorized Users not using standard products, including specific use of non-standard equipment and Operational Software.	Quarterly	To Sabre Desktop Manager

Project IMAC status reports.	Monthly	To Sabre Desktop Manager

Customer satisfaction survey results for Help Desk and desktop IMAC, and maintenance.	Monthly	To Sabre Desktop Manager

Desktop refresh demand report - target number refresh and actual refresh.	Make available to Company through the refresh tool	[ * * * ]

Monthly call detail report listing each incident with information following: ticket number, start date/time, complete start date/time, description of problem, device ID, resolution and country/office location, and aged ticket report.	Monthly	To Sabre Desktop Manager

On-boarding and Off-boarding statistics.	Make available to Company through an online tool	Off-boarding statistics as through [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Listing of common office equipment (“COE”) upgrades approved by a Company Senior Vice President.	Make available to Company through an online tool	[ * * * ]

Recap of all COE requests processed for Company.	Make available to Company through an online tool	[ * * * ]

Recap of all COE refresh completed for Company by region.	Make available to Company through an online tool	[ * * * ]

Recap of all non standard desktop equipment installs and upgrades or services processed for Company.	Monthly	To Sabre Desktop Manager

EUC inventory (equipment not installed/deployed).	Make available to Company through asset reporting tool	[ * * * ] tool hosted - [ * * * ]

7.0	Reports for Project and Labor Service Tower

REPORTS	FREQUENCY	METHOD

Report resource usage at a level that meets the chargeback requirements of Company.	Monthly	[ * * * ]

Project and Labor Services status report versus budget.	Monthly	[ * * * ]

Detail of all work paid for by Company on a time and materials basis with sufficient detail to identify and validate the hours and tasks accomplished for activitiesperformed for the Company	Monthly	[ * * * ]

Service Management Tools (Backlog) - list of all outstanding backlog items for all work other than break/fix defects. Request for enhancements, customization and new work action	Monthly	Extract data from JIRA and posted to [ * * * ]

Service Management Tools - Report on unused / overused licenses for each tool in the SMT, including average and peak license utilization, licenses available, number of users, users by business unit and office location.	Quarterly	Extract data from JIRA and posted to [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.0	Reports for Mainframe Service Tower

REPORTS	FREQUENCY	METHOD

TPF system status updates and system performance for all environments, including production, test and certification environments.	Weekly, and aggregated monthly.	[ * * * ]

Realtime - capacity management (includes test systems).	Monthly	[ * * * ]

Capacity management and reporting - CPU, DASD, technical planning and performance analysis, and three to six month and annual forecasts (includes all non-production and production systems).	Weekly, and aggregated monthly.	[ * * * ]

MIPS and I/O capacity for production and non-production environments for FCA, FPC, PSS, WNP.	Weekly, and aggregated monthly.	[ * * * ]

VM development and production systems capacity	Monthly	[ * * * ]

9.0	Financial Reports

REPORTS	FREQUENCY	METHOD

Summary of year over year variance analysis by Service Tower, including rate/volume variance analysis.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Current year versus prior ear variance analysis for the year to date, including year over year variance analysis and detail rate/volume variance analysis.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Year over year variance analysis summarized by Service Tower, including Resource Baselines and rate/volume variance analysis.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Detailed year over year variance analysis, including Resource Baselines and rate/volume variance analysis.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Current year actuals by month summarized within Service Tower.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Total Dollars by Pricing Metric (including ARCs and RRCs) - Current year actuals by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD

Labor Hours Dollars - Labor hours reported for development, maintenance, on-shore, offshore, account team, Project labor actuals in current year.	Bi-annual	[ * * * ]

Midrange Dollars - actuals by tier by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Midrange Volumes - actuals by tier by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Third Party Pass Throughs - actuals plus forecast by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Provider Pass Throughs - actuals plus forecast by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Lease Depreciation Schedule for Subscriber Hardware.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Baseline Volumes - Volume actuals for each Resource Baseline by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Baseline Rate/Volume Variance - For each Resource Baseline, rate / volume variance analysis by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

ARC / RRC Volumes - Actual versus baseline volumes.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Inbound Calls Volume / Rate - Current year actuals.	Bi-annual	[ * * * ]

Outbound Calls Volume / Rate - Current Year actuals.	Bi-annual	[ * * * ]

ARC_RRC Dollars by Resource Unit - Current year actuals.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Midrange Software Maintenance - Current year actuals.	Bi-annual	Part of backup invoice published at [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD

Midrange Hardware Maintenance - Current year actuals.	Bi-annual	Part of backup invoice published at [ * * * ]

Detailed billing for all Services provided, including international.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 3 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

RESTRICTED PERSONNEL SCHEDULE

1.0	Introduction

This Restricted Personnel Schedule sets forth the procedures and restrictions the Parties will comply with during the Term regarding certain Provider employees and contractors performing the Services and Projects.

2.0	Key Personnel

2.1	General. Company has designated [ * * * ] of Provider as persons who either (i) will devote substantially all of their full time and effort to the performance of the Services, or (ii) are leveraged employees who will devote the same or greater amount of time and effort to supporting Company as provided immediately prior to being designated by Company (each, a “Key Person”, together “Key Personnel”). Provider may not substantially change the job description or function of a Key Person without Company’s prior consent. The list of Key Personnel (and whether they are dedicated or leveraged employees) as of the Effective Date is attached hereto as Exhibit A (the “Key Personnel List”). Provider may not redeploy a dedicated Key Person into a leveraged employee without the prior consent of Company.

2.2	Term of Key Personnel. Unless earlier removed in accordance with this Schedule, a Key Person will retain his or her status as a Key Person and remain on the Key Personnel List (i) for a Key Person as of the Effective Date, for the [ * * * ] period after the Effective Date, and (ii) for an individual named as a Key Person after the Effective Date, for the [ * * * ] commencing on the date such individual commences work on the Company account as a Key Person. For those individuals who were named as Key Persons under the Original Agreement at least [ * * * ] to the Effective Date, and who remain as Key Persons under this Agreement, upon Provider request, Company agrees to release such Key Persons following at least [ * * * ] prior Notice and fulfillment of any reasonably requested transition activities to a Provider named successor. In addition, for any individuals who were named as Key Persons under the Original Agreement less than [ * * * ] to the Effective Date, and who remain as Key Persons under this Agreement (“Carry Over Key Persons”), during the first [ * * * ] after the Effective Date, Provider will discuss with such Carry Over Key Persons their inclusion as a “Key Person” under this Schedule. If any such Carry Over Key Person initiates a request (within the [ * * * ] after the Effective Date) that they not be included as a Key Person for more than their original [ * * * ] assignment, and Provider gives Notice to Company of such request within [ * * * ] of the Effective Date, Company agrees it will release such Key Persons on and after the date which is [ * * * ]) months from the date such Carry Over Key Person commenced work as a Key Person under the Original Agreement, following at least [ * * * ] prior Notice and fulfillment of any reasonably requested transition activities to a Provider named successor. For [ * * * ] following each Key Person leaving the Company account, Provider will not utilize such Key Person to provide services to any Company Specified Competitor, unless such Company Specified Competitor system resides in the Data Centers and the Key Person is leveraged.

2.3

Replacement and Removal of Key Personnel. Provider will not remove or replace any employee or contractor of Provider who is a Key Person unless (i) after the relevant [ * * * ] period specified in Section 2.2 above, (ii) agreed to by Company, (iii) Provider terminates the employment of such employee or contractor for cause, or (iv) the Provider employee or contractor voluntarily resigns, is unable to work due to his or her death or disability or any other reason beyond Provider’s reasonable control. In the event Provider reasonably believes that the designation or continued designation of any employee or contractor as a Key Person will result in the resignation of such employee or contractor, Provider will promptly notify Company of such fact and remove such employee or contractor only as agreed upon between the Parties. In cases other than resignation, death or disability, or other cause beyond Provider’s control, Provider and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Company shall agree on a replacement Key Person pursuant to Section 2.4 below prior to the removal of the replaced/removed Key Person. In cases of resignation, death or disability, or other cause beyond Provider’s control, Provider shall appoint a replacement Key Person pursuant to Section 2.4 as soon as practicable.

2.4	New Key Personnel. In the event of the removal of a Key Person (for whatever reason), Provider shall designate in writing a replacement (which must be dedicated to Company if the removed employee was dedicated) with reasonably comparable skills and experience at least [ * * * ] prior to the departure of the relevant Key Person (except in cases of death or disability, or other cause beyond Provider’s control) who, subject to the following sentence, shall be added to the Key Personnel list on Exhibit A (and indicated as leveraged or dedicated). The Company reserves the right to interview and approve proposed Key Personnel prior to or after their assignment to the Company’s account. If Company rejects a proposed Key Person, Provider shall designate another replacement in accordance with this Section 2.4.

3.0	Projects Personnel

3.1	General. Company may designate any Provider employees or contractors who are or will be staffed on Projects (who may or may not be designated as Key Personnel) as persons who will devote substantially all of his or her full time and effort to the performance of the Project to which he or she has been assigned (“Project Persons”), [ * * * ]

3.2	Assignment.

(a)	A list of Project Persons as of the Effective Date is attached hereto as Exhibit B (the “Projects Personnel List”).

(b)	Upon Company’s request that Provider perform a Project, Provider will deliver a Project Plan in accordance with the Services and Support Responsibilities Schedule which identifies the positions, skill sets, timelines, and activities required to complete such Project. Company will then identify certain key positions described in the Project Plan, which are to be staffed with Project Persons. Provider will be entitled to select the employees or contractors necessary to fill all positions with respect to a Project. Those employees or contractors staffed in the key positions identified by Company shall constitute a Project Person. Provider will update the Projects Personnel List as set forth in Section 3.5 below with all Project Persons. In staffing Projects, Provider will use commercially reasonable efforts to support the continuity of Projects based on the historical staffing used by Company.

3.3	Term and Restrictions. Once staffed on a Project, Provider will not re-assign a Project Person until after the completion of such Project, unless Company requests or consents to such reassignment. [ * * * ]

3.4	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.5	Projects Personnel List. Provider will be responsible for maintaining and keeping current the Projects Personnel List with all Project Persons designated by Company, which will indicate (a) the Project Persons currently assigned to a Project, (b) the Project to which each Project Person is assigned and (c) the classification of each such Project as a Critical or non-Critical Project. Provider will provide Company with a copy of the Projects Personnel List at any other time upon Company’s request. Following the processes outlined in the Account Governance Schedule, Company and Provider will meet as frequently as Company deems reasonably necessary during the Term of the Agreement, but in any event no less than annually, to review and update the Projects Personnel List and address any issues or concerns related thereto.

3.6	Removal of a Projects Person. Provider will not remove any employee or contractor of Provider who is a Project Person (i) unless and until Provider has notified Company of its intentions to remove such Project Person and has consulted with Company regarding the reasons therefor or (ii) unless (A) the Provider employee or contractor voluntarily resigns, is unable to work due to his or her death or disability or any other reason beyond Provider’s reasonable control, or (B) Provider terminates the employment of such employee or contractor for cause. In the event Provider reasonably believes that the designation or continued designation of any employee or contractor as a Project Person will result in the resignation of such employee or contractor, Provider will, prior to removing such employee or subcontractor as a Project Person, promptly notify Company of such fact and remove such employee or contractor only as agreed upon between the Parties.

4.0	Restrictions on Competition

4.1	Company may, from time to time throughout the Term of the Agreement, restrict for [ * * * ] any Provider employee who is currently providing, or has provided [ * * * ] services to Company from providing [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 4 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

Charges Schedule

1.0	General

1.1	This Schedule describes the Charges, their calculation and the methods by which resource utilization will be measured and tracked. If no method of resource utilization measurement and/or tracking is specified, Provider shall continue to use those methods used during the periods immediately prior to January 1, 2012. Provider shall not change any method of resource utilization measurement and/or tracking without the prior approval of Company. The following Attachments are attached to this Schedule and are hereby incorporated by reference:

(a)	Attachment 4-A: Provider Base Unit Pricing. This matrix sets forth Base Unit Rates and ARCs & RRCs. If Company elects to extend the Term beyond December 31, 2017 pursuant to Articles 12 and/or 13 of the Agreement, the Base Unit Rates and ARCs & RRCs from 2017 shall apply unless otherwise agreed by the Parties. The Parties have also attached the Total Cost Build to Attachment 4-A for informational purposes.

(b)	Attachment 4-B: Financial Responsibility Matrix. This matrix sets forth the financial responsibility of Company and Provider for functions and assets associated with the Services.

(c)	Attachment 4-C: Transferred Voice Assets. This Attachment contains a non-exclusive list of Transferred Voice Assets and associated costs.

(d)	Attachment 4-D: Resource Baselines. This Attachment contains the projection of the monthly level of Resource Units over the initial Term of the Agreement (for any Resource Unit, the amount projected for a month or other relevant period shall be referred to herein as a “Resource Baseline”, and all projections for all Resource Units for a month or other relevant period shall be referred to collectively herein as the “Resource Baselines”). If Company elects to extend the Term beyond December 31, 2017 pursuant to Articles 12 and/or 13 of the Agreement, the Parties shall discuss in good faith what the Resource Baselines should be used for the extension. If the Parties are unable to agree on such Resource Baselines, then the monthly Resource Baselines from 2017 shall apply.

(e)	Attachment 4-E: ARC Calculation; RRC Calculation. This Attachment contains the calculation methodology for charging an ARC or a RRC on an invoice.

(f)	Attachment 4-F: Elements of Transition Payment. This Attachment contains the elements used to calculate the Transition Payment.

(g)	Attachment 4-G: Resource Unit Banding. This Attachment identifies the Resource Units to be banded together for purposes of determining when unit rate renegotiation is required as set forth in Section 11.0.

(h)	Attachment 4-H: Pre-Paid TN Devices. This Attachment lists the Travel Network Billable Devices for which Company is pre-paying as of January 1, 2012 what it would have owed under the Original Agreement for the Travel Network Billable Device RU for the remaining useful life of such devices.

(i)	Attachment 4-I: Excluded TN Countries. This Attachment identifies the countries where Provider is not required to deliver the TN Warehouse Services.

(j)	Attachment 4-J: MRC Year Values. This Attachment identifies the Estimated Annual Charges (as of the Effective Date) and MRC% for each calendar year during the initial Term. The Parties acknowledge that in the event that Company extends the Term beyond December 31, 2017, there is no minimum revenue commitment for any time periods after December 31, 2017.

(k)	Attachment 4-K: Skill Sets. This Attachment identifies the skill sets associated with the labor categories identified in Section 9.2 of this Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(l)	Attachment 4-L: Standards. This Attachment defines “Standard”, “CMO Network”, “FSE Gen 1 Network” and “FSE Gen 2 Network” as those terms are used in this Schedule, and provides for the other terms and conditions set forth therein.

(m)	Attachment 4-M: Fixed Price Maintenance. This Attachment lists the Corporate Systems applications that will be included in Fixed Price Maintenance as of the Effective Date.

(n)	Attachment 4-N: RRC to Zero. This Attachment sets out which RUs have the Notice obligations, Trailing Fees and Asset Obligations in connection with the obligations in Section 11.0 of this Schedule.

(o)	Attachment 4-O: [Intentionally Omitted]

(p)	Attachment 4-P: [Intentionally Omitted]

(q)	Attachment 4-Q: This attachment sets out the HP Hardware Maintenance Support and HP Server Hardware IMAC Rates.

(r)	Attachment 4-R: This attachment sets out the template of a term sheet documenting unique billing and payment terms for Disaster Recovery projects as agreed to by the Parties.

1.2	Company is responsible for all Charges and other costs and expenses expressly assigned to it under the Agreement and this Schedule, and is not responsible for any other costs or expenses.

1.3	The only recurring monthly Charges specified in the Agreement and this Schedule are:

(a)	The Base Charges, subject to ARCs and RRCs;

(b)	The time and materials Charges for labor incurred that month pursuant to Section 9.2 of this Schedule; and

(c)	Any agreed monthly Charges for New Services.

1.4	The only non-recurring Charges are the Winddown Expenses (if and when applicable) and any other non-recurring charges expressly payable by Company pursuant to the Agreement.

1.5	All pricing in the Agreement, this and other Schedules and the various Attachments to this Schedule, is in U.S. Dollars, except as expressly noted otherwise.

1.6	The Company shall have no obligation to pay any Charges which are back billed by Provider for a period beyond three months from the date such charge should have been billed. For Pass Through Expenses and Re-Sale Expenses, Company shall have no obligation to pay such Charges that are back billed for a period of more than one hundred and twenty (120) days beyond the date Provider actually received the invoice from the relevant third party. If and when Company invoices Provider hereunder for costs and expenses provided for under the Agreement, Provider shall have no obligation to pay any costs and expenses which are back billed by Company for a period beyond three months from the date such charge should have been billed. For third party expenses, Provider shall have no obligation to pay such amounts that are back billed for a period of more than one hundred and twenty (120) days beyond the date Company actually received the invoice from the relevant third party.

1.7	Subject to Company’s rights under the Audit Procedures Schedule, the Parties shall have no obligation to refund any amounts that were billed, and for which the Parties had all details necessary to validate the bill for a period of three months. This Section shall not apply to international “local to local” billing, because the supporting data for the billing is not in the data warehouse.

2.0	Minimum Revenue Commitment

2.1	Each calendar year during the initial Term, Company will incur, at a minimum, Actual Contract Revenue in excess of the Minimum Annual Revenue Commitment (“MRC”). [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

2.2	The calculation of the MRC is as follows:

[ * * * ]

2.3	[ * * * ]

2.4	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5	[ * * * ]

3.0	Base Charges

3.1	Recurring monthly Charges will equal the Resource Baseline volume for the relevant month for each Resource Unit that has a Resource Baseline multiplied by its applicable Base Unit Rate (the aggregate sum of such monthly Charges for all Resource Units, or subset thereof as specified in a particular provision of the Agreement or any Schedule, the “Base Charges”), subject to ARCs and RRCs if (and only if) ARCs and RRCs are specified for the relevant Resource Unit in Attachment 4-A. [ * * * ]

4.0	Cross-Functional Services; Disaster Recovery Services

4.1	The provision of all Cross-Functional Services are included in the fixed fee described in Section 10 of this Schedule, and Company is not responsible for any other Charges, costs or expenses associated with Cross-Functional Services, except as expressly provided in this Section 4.0 and as described on a time and materials basis in Section 11 (entitled Disaster Recovery Services) of Exhibit 2.1 of the Services and Support Responsibilities Schedule.

4.2	[ * * * ]

4.3	[ * * * ]

4.4	[ * * * ]

4.5	Disaster Recovery Connectivity shall be a Resource Unit (for which the actual volume will never exceed one (1)). This Resource Unit represents a [ * * * ]

4.6	Disaster Recovery Business to Business (B2B) VPN Infrastructure shall be a Resource Unit of a fixed monthly fee (for which the actual volume will never exceed one (1)). [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

4.7	Disaster Recovery Multiple Virtual Storage (MVS) z/OS Services shall be a Resource Unit of a fixed monthly fee (for which the actual volume will never exceed one (1)). [ * * * ]

4.8	Disaster Recovery SSL VPN (Secured Socket Layer Virtual Private Network) shall be a Resource Unit of a fixed monthly fee (for which the actual volume will never exceed one (1)). [ * * * ]

4.9	Disaster Recovery LB3 shall be a Resource Unit of a fixed monthly fee [ * * * ]

4.10	Disaster Recovery LB2 shall be a Resource Unit of fixed monthly fee [ * * * ]

4.11	Disaster Recovery LB1 shall be a Resource Unit of a fixed monthly fee [ * * * ]

4.12	Disaster recovery tests shall be billed as set forth in the Business Recovery Services Schedule.

4.13	Cross-Functional Services; Procurement Services

(a)	[ * * * ]

4.14	Cross-Functional Services; Custom Incident Problem Management (CIPM) Services

(a)	[ * * * ]

5.0	Mainframe Services

The Mainframe billable Resource Units are defined as follows:

5.1	PSS (Passenger Services System) Real-time Peak CPU Instructions shall be a Resource Unit. [ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2	zTPF-PSS (Passenger Services System) Real-time Peak CPU Instructions shall be a Resource Unit. [ * * * ]

[ * * * ]

5.3	PSS (Passenger Services System) Real-time Off-Peak CPU Instructions shall be a Resource Unit. [ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]

5.4	zTPF-PSS (Passenger Services System) Real-time Off-Peak CPU Instructions shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.5	PSS (Passenger Services System) DASD I/Os shall be a Resource Unit. [ * * * ]

5.6	RPPC (Remote Program Procedure Calls) shall be a Resource Unit as follows:

[ * * * ]

5.7	FPC (Fare Pricing Complex) Peak CPU Instructions shall be a Resource Unit. [ * * * ]

[ * * * ]

(c)	All Charges for TPF-FPC Peak are included in this billing metric.

5.8	FPC (Fare Pricing Complex) Off-Peak CPU Instructions shall be a Resource Unit. [ * * * ]

[ * * * ]

(c)	All Charges for TPF-FPC Off-Peak are included in this billing metric.

5.9	FPC (Fare Pricing Complex) DASD I/Os shall be a Resource Unit. [ * * * ]

5.10	FOS (Flight Operations System) Multi-host Peak CPU Instructions shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(c)	All Charges for TPF-FOS Multi-host Peak are included in this billing metric.

5.11	FOS (Flight Operations System) Multi-host Off-Peak CPU Instructions shall be a Resource Unit. [ * * * ]

[ * * * ]

(c)	All Charges for TPF-FOS Multi-host Off-Peak are included in this billing metric.

5.12	FOS (Flight Operations System) DASD I/Os shall be a Resource Unit. [ * * * ]

5.13	WNP CPU Installed MIPS shall be a Resource Unit. [ * * * ]

[ * * * ]

(c)	All Charges for TPF-WNP Installed MIPS are included in this billing metric.

5.14	WNP DASD Installed MBs shall be a Resource Unit. [ * * * ]

[ * * * ]

(c)	All Charges for TPF-WNP DASD are included in this billing metric.

5.15	VM Test Installed Dedicated Test MIPS shall be a Resource Unit. [ * * * ]

5.16	VM Test Installed Shared Test MIPS shall be a Resource Unit. [ * * * ]

5.17	VM Test Installed Dedicated Test DASD shall be a Resource Unit. [ * * * ]

5.18	VM Test Installed Shared Test DASD shall be a Resource Unit. [ * * * ]

5.19	MVS CPU 3081-K Application Hours shall be separated into two Resource Units: [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

5.20	MVS – Allocated Application DASD MBs shall be a Resource Unit [ * * * ]

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

5.21	MVS Tapes MBs shall be a Resource Unit. [ * * * ]

5.22	MVS Print Lines shall be a Resource Unit. [ * * * ]

[ * * * ]

5.23	Microfiche Masters shall be a Resource Unit. [ * * * ]

5.24	Microfiche Copies shall be a Resource Unit. [ * * * ]

5.25	CTS (Common Translation Services) Messages and HCC (Host Communications Complex) Messages shall be one Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.26	WAC (World Access Complex) Messages shall be a Resource Unit. [ * * * ]

5.27	Anacomp Doc Harbor shall be a billing mechanism. [ * * * ]

5.26	[ * * * ]

6.0	Midrange Server Services

“Standard” as used in this Section 6.0 shall have the meaning set forth in Attachment 4-L. For the avoidance of doubt, if Company removes an Operating System, Database Software, Middleware or Web Server Software from Provider Supported Software, then there are no Charges for such Software or Instance under this Section 6.0. Unless otherwise specified, all counts (for example, Servers, Instances, etc.) for RUs in Section 6.0 shall take place on the 15th calendar day of each applicable month based on their connectivity with the relevant network.

6.1	Each RU in this Section 6.1 applies to Application Servers. [ * * * ]

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(a)	Production Standard Image shall include multiple, mutually exclusive Resource Units:

(i)	Production Standard Base Image OS Instance shall be a Resource Unit. [ * * * ]

(ii)	Production Standard Blade Image OS Instance shall be a Resource Unit [ * * * ]

(iii)	Production Standard Blade Farm Image OS Instance shall be a Resource Unit. [ * * * ]

(b)	For clarity regarding a Farm and the Farm-based Resource Unit above, in addition to the definition found in the Glossary to the Agreement:

[* * * ]

(iii)	With respect to excess capacity running within the production environment for a Farm:

[ * * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

Excess Capacity Per Application and Per Database
Number of servers required to meet production needs in the environment before consideration of excess capacity needs (“N”)	Number of excess capacity servers required in the production environment (“i”)
[ * * * ]	[ * * * ]

(iv)	Company application and database servers that have excess capacity will be made available by Company for normal operations in compliance with the Excess Capacity Tables above for the application servers and the database servers within the applicable Farm for use during abnormal operations to sustain operability, stability, etc. Excess capacity must be powered up, loaded and taking production traffic.

(c)	Non-Standard Image OS Instance shall be a Resource Unit. [ * * * ]

(d)	Non-Production Standard Image OS Instance shall be a Resource Unit. [ * * * ]

(e)	Standard Virtualized OS Instance shall be a Resource Unit. [ * * * ]

(f)	Virtual Host shall be a Resource Unit. [ * * * ]

6.2	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(a)	Standard Named Database Instance shall be a Resource Unit. [ * * * ]

(b)	Non-Standard Named Database Instance shall be a Resource Unit. [ * * * ]

(c)	Standard Web Instance shall be a Resource Unit. [ * * *]

(d)	Nonstandard Web Instance shall be a Resource Unit. [ * * * ]

(e)	Standard Middleware Instance shall be a Resource Unit. [ * * * ]

(f)	Nonstandard Middleware Instance shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(g)	Managed Cluster shall be a Resource Unit. [ * * * ]

6.3	Capacity on Demand – FSE Gen 2 shall be a Resource Unit. [ * * * ]

6.4	NSK Servers shall not be billed under Section 6.1 or Section 6.2 of this Schedule and instead shall be a separate Resource Unit. [ * * * ]

6.5	All Storage Resource Units are expressed as [ * * * ]

(a)	SAN – Fundamental shall be a Resource Unit. [ * * * ]

(b)	SAN – Premier shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(c)	SAN – Premier BCV shall be a Resource Unit. [ * * * ]

(d)	SAN – Premier Plus shall be a Resource Unit. [ * * * ]

(e)	NAS – Fundamental shall be a Resource Unit. [ * * * ]

(f)	Tape Backup Onsite shall be a Resource Unit. [ * * * ]

(g)	Tape Backup Offsite shall be a Resource Unit. [ * * * ]

6.6	Next Generation Storage

(a)	ESAN Base Storage Array (3PAR) shall be a Resource Unit. [ * * * ]

(b)	ESAN Base Storage Array (EMC) shall be a Resource Unit. [ * * * ]

(c)	ESAN Base Storage Services shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(d)	ESAN Performance Upgrade (3PAR) shall be a Resource Unit. [ * * * ]

(e)	ESAN Capacity Upgrade (3PAR) shall be a Resource Unit. [ * * * ]

(f)	SAN Connected Servers shall be a Resource Unit. [ * * * ]

(g)	ENAS shall be a Resource Unit. [ * * * ]

(h)	EMC Nearline Base Storage Array shall be a Resource Unit. [ * * * ]

(i)	EMC Nearline Base Storage Services shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * *]

(j)	VTL Retained shall be a Resource Unit. [ * * * ]

(k)	VTL Processed shall be a Resource Unit. [ * * * ]

6.7	There are three Resource Units for Unique Application Knowledge (UAK), each of which is defined as a named group, and its included systems identified [ * * * ]

(a)	Group 1 UAK Systems shall be a Resource Unit: [ * * * ]

(b)	Group 2 UAK Systems shall be a Resource Unit: [ * * * ]

(c)	Group 3 UAK Systems shall be a Resource Unit: [ * * * ]

6.8	The Utility Server Services billable Resource Units are defined as follows:

(a)	LAN Attached Device Users shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Email Accounts shall be a Resource Unit. [ * * * ]

(c)	Instant Messaging Users shall be a Resource Unit. [ * * * ]

(d)	Web Conferencing Users shall be a Resource Unit [ * * * ]

6.9	The PCI Services billable Resource Units are defined as follows:

(a)	Vault NIDS shall be a Resource Unit. [ * * * ]

(b)	Tripwire Agent Support shall be a Resource Unit. [ * * * ]

(i)	[ * * * ]

(c)	Tripwire Agent Installation Fee shall be a Resource Unit. [ * * * ]

(d)	NIDS Low/Medium Alerts shall be a Resource Unit. [ * * * ]

(e)	Storage for NIDS Low/Medium Alerts shall be a Resource Unit. [ * * * ]

(f)	Firewall Log Retention shall be a Resource Unit. [ * * * ]

6.10	The Midrange Technical Service Desk billable Resource Units are defined as follows:

(a)	Monitoring and Management – Server Device shall be a Resource Unit. [ * * * ]

(b)	Monitoring and Management – Network Device shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(c)	Base Site Service shall be a Resource Unit associated with Provider’s delivery of monitoring and incident management services and associated network access to Company’s Co-Locations as specified in Exhibit A to Exhibit 2.8 to the Services and Support Responsibilities Schedule. [ * * * ]

(d)	The provisions in Sections 11.3 and 11.6 of this Schedule shall not apply to the Midrange Technical Service Desk RUs described in this Section 6.10 until November 1, 2012.

6.11	The Financial Responsibility Matrix reflects Provider’s’ overall financial commitment to pay for monitoring software. [ * * * ]

6.12	Company Requested Server Move. For physical moves of Servers that are a result of a Company Request, Provider shall use the following rates for Server moves: [ * * * ] “Company Request” does not include Server moves related to the Transformation Plan, Server refreshes, Capacity on Demand Server moves, Server installations whether Servers are new, repurposed or Capacity on Demand.

6.13	HP Hardware maintenance as reflected in Section 2.12 of Exhibit 2.3 to the Services and Support Responsibilities Schedule is subject to the rates outlined in Attachment 4-Q.

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

6.14	HP Server Hardware IMAC Services as reflected in Section 2.13 of Exhibit 2.3 to the Services and Support Responsibilities Schedule is subject to the rates outlined in Attachment 4-Q.

[ * * * ]

7.0	Managed Network Services

The Network Services billable Resource Units are defined as follows:

7.1	WAN Services:

(a)	WAN Sites – Type 0 Headquarters/Hub Sites shall be one of the Resource Units for WAN Access. [ * * * ]

(b)	WAN Sites – Type 1 Call/Development Center shall be one of the Resource Units for WAN Access. [ * * * ]

(c)	WAN Sites – Type 2 Large Office with DMZ shall be one of the Resource Units for WAN Access. [ * * * ]

(d)	WAN Sites – Type 3 Medium Office shall be one of the Resource Units for WAN Access. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	WAN Sites – Type 4 Intermediate Office shall be one of the Resource Units for WAN Access. [ * * * ]

(f)	WAN Sites – Type 5 Transitional Office shall be one of the Resource Units for WAN Access. [ * * * ]

(g)	WAN Sites – Type 6 Small Office shall be one of the Resource Units for WAN Access. [ * * * ]

(h)	WAN Sites – Type 7 Really Small Office shall be one of the Resource Units for WAN Access [ * * * ]

(i)	Internet Service Provider (ISP) Support Services shall be the monthly Charge that Company shall incur for its bandwidth usage (at the committed level selected by Company) and will be calculated as [ * * * ]

7.2	LAN Services:

(a)	Installed LAN Ports shall be a Resource Unit. [ * * * ]

(b)	Wireless Access Point (WLAN) shall be a Resource Unit. [ * * * ]

(c)	Wireless Controller Very Small shall be one Resource Unit for a wireless LAN access point controller device. [ * * * ]

(d)	Wireless Controller Small shall be one resource unit for a wireless LAN access point controller device. [ * * * ]

(e)	Wireless Controller Medium shall be one resource unit for a wireless LAN access point controller device. [ * * * ]

(f)	Wireless Controller Large shall be one resource unit for a wireless LAN access point controller device. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.2.1	Remote Access

(a)	IPSEC Base shall be a Resource Unit. [ * * * ]

(b)	IPSEC Incremental Block shall be a Resource Unit. [ * * * ]

(c)	SSL VPN Base shall be a Resource Unit. [ * * * ]

(d)	SSL VPN Incremental Block shall be a Resource Unit. [ * * * ]

(e)	Enterprise B2B VPN Tunnels-[ * * * ]

7.3	Data Center Network Services

(a)	CMO/FSE Gen 1 NAS Attached Server shall be a Resource Unit. [ * * * ]

(b)	FSE Gen 1 Attached Server shall be a Resource Unit. [ * * * ]

(c)	FSE Gen 2 Attached Server shall be a Resource Unit. [ * * * ]

(d)	FSE Gen 2 Enclosure shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	FSE Gen 2 Compartment shall be a Resource Unit. [ * * * ]

(f)	FSE Gen 2 10G Ethernet Port shall be a Resource Unit. [ * * * ]

7.4	Voice Services:

(a)	VoIP Handsets shall be a Resource Unit. One Resource Unit is one VoIP Handset. [ * * * ]

(b)	VoIP Soft Phones shall be a Resource Unit. One Resource Unit is one VoIP Soft Phone. [ * * * ]

(c)	VoIP Fax shall be a Resource Unit [ * * * ]

(d)	Analog Ports in Data Center shall be one Resource Unit for [ * * * ]

(e)	Microsoft Voicemail Box shall be a Resource Unit. [ * * * ]

(f)	Video Conference Support shall be a Resource Unit. [ * * * ]

(g)	Cisco Unity Express Voicemail Box shall be a Resource Unit. [ * * * ]

7.5	Internal Network Vulnerability Scan: Internal Network Vulnerability Scan shall be a billable Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.0	End-User Computing Services

8.1	The billable Resource Units for End-User Computing Services for Company employees, contractor and vendors are defined as follows:

(a)	Desktop/Laptop Support shall be a Resource Unit. [ * * * ]

[ * * * ]

(b)	Desktop/Laptop Partial Support shall be a Resource Unit with services defined in Exhibit 2.5 of the Service and Support Responsibilities Schedule [ * * * ]

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(c)	Executive Support – Key Employees shall be a Resource Unit [ * * * ]

(d)	Network Printers Support – Devices shall be a Resource Unit. [ * * * ]

(e)	EUC IMAC Events shall be a Resource Unit. [ * * * ]

(f)	Mobile Information Protection (MIP) User shall be a Resource Unit. [ * * * ]

(g)	[ * * * ] shall be a Resource Unit. [ * * * ]

(h)	MS Mobile Devices User shall be a Resource Unit. [ * * * ]

(i)	Standard Desktop Asset shall be a Resource Unit. [ * * * ]

(j)	Standard Desktop (Legacy) Asset shall be a Resource Unit. [ * * * ]

(k)	Standard Laptop Asset shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(l)	Standard Laptop (Legacy) Asset shall be a Resource Unit. [ * * * ]

(m)	Developer Laptop Asset shall be a Resource Unit. [ * * * ]

(n)	Developer Laptop (Legacy) Asset shall be a Resource Unit. [ * * * ]

(o)	Network Printer Asset shall be a Resource Unit. [ * * * ]

(p)	Network Printer (HP4515x) Asset shall be a Resource Unit. [ * * * ]

(q)	Standard Mini Laptop Asset shall be a Resource Unit. [ * * * ]

(r)	Personal Computer Data Encryption shall be a Resource Unit. [ * * * ]

(s)	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

8.2	The End User Computing Services for Subscribers billable Resource Units are defined as follows:

(a)	TN Warehouse Services shall be a Resource Unit. [ * * * ]

(b)	[ * * *]

Effective January 1, 2012, until otherwise changed by agreement of the Parties, 1.) Provider shall cease the purchase of [ * * * ]

Effective January 1, 2012, Company may, at its discretion, buy back Travel Network Billable Devices from Provider. [ * * * ]

8.3	There are two billable Resource Units for Services for Help Desk:

(a)	“Help Desk – Full Service”: One Resource Unit shall be a User. [ * * * ]

(b)	“Help Desk – Partial Service”. One Resource Unit shall be a call. [ * * * ]

9.0	Labor for Projects, Maintenance & Support

[ * * * ]

9.1	Fixed Price Maintenance

(a)	Fixed Price Maintenance shall be charged [ * * * ] to Company [ * * * ] The applications covered by Fixed Price Maintenance which are applicable to the Corporate Systems Monthly Threshold and the Corporate Systems Monthly Threshold Discount are listed in Attachment 4-M.

(b)	[ * * * ]

(c)	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(d)	[ * * * ]

9.2	Service Management Tools Support. The Resource Unit for Service Management Tools Support shall be a single monthly charge [ * * * ] Resource Unit for which the actual volume will never exceed one (1)). [ * * * ]

9.3	Time and Materials Support

(a)	“Labor Rates” for Services charged on a time and materials basis will be charged on a Billable Hour basis at the hourly rates set forth in Attachment 4-A. [ * * * ]

(b)	[ * * *]

(c)	Project Management support for projects with fewer than [ * * * ] is considered non- billable labor and is covered in the Base Charges, unless otherwise agreed in writing by Company.

(d)	The skill sets with Labor Rates listed in Attachment 4-A are described in Attachment 4-K. [ * * * ]

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.0	Account Management and Other Fixed Fees

Provider will charge Company a fee for account management [ * * * ]

11.0	ADDITIONAL RESOURCE CHARGES AND REDUCED RESOURCE CREDITS (ARCS AND RRCS)

11.1	[ * * *]

11.2	[ * * *]

11.3	[ * * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.4	If Actual Resource Unit Volumes exceed (or are reasonably expected to exceed) the highest volume ARC Band for [ * * * ] the Parties shall, within [ * * * ] of such event or reasonable determination, enter into good faith negotiations regarding, and agree upon an equitable adjustment to, the affected Base Charges and related ARCs/RRCs rates. Failure to reach agreement within such [ * * * ] period shall be deemed to be a Dispute.

11.5	Attachment 4-E provides an example of an ARC calculation.

11.6	[ * * * ]

11.7	If Actual Resource Unit Volumes fall below (or are reasonably expected to fall below) the lowest volume RRC Band for [ * * * ] the Parties shall, within [ * * * ] of such event, enter into good faith negotiations regarding, and agree upon an equitable adjustment to, the affected Base Charges and related ARCs/RRCs rates. Failure to reach agreement on such an adjustment within such [ * * * ] period shall be deemed to be a Dispute.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.8	Attachment 4-E provides an example of a RRC calculation.

11.9	If and when any Special Case Asset [ * * * ] is removed from service, Company is obligated as follows:

[ * * * ]

11.10	Certain Resource Units will be combined together and treated as a whole for purposes of determining when fluctuations in Resource Units trigger renegotiation. Attachment 4-G Resource Unit Banding identifies those Resource Units which are grouped together. [ * * * ]

12.0	OTHER CHARGES AND CREDITS

12.1	Unless otherwise agreed, Company shall not incur any charges, fees or expenses payable to Provider (or Provider’s subcontractors) in connection with the activities set forth in the Transformation Plan.

12.2	The Parties acknowledge and agree that the Transformation Schedule specifies various Critical Milestones and associated Critical Milestone Credits that shall be paid by the Parties in the event of an unexcused delay in accordance with the terms of the Transformation Schedule.

12.3	Company shall pay Provider a monthly CMO Network Fee for the [ * * * ] components set forth in Attachment 4-A: [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(b)	The SaaS component will be [ * * * ]

(c)	The component for the [ * * * ]

(d)	Company shall only be entitled to such reductions at the time the events are actually completed. [ * * * ]

13.0	[INTENTIONALLY OMITTED]

14.0	[INTENTIONALLY OMITTED]

15.0	TARGET PRICING

15.1	Regarding Project work, [ * * * ]

(a)	Target pricing will not apply to Projects utilizing fewer than [ * * * ] For a Project over [ * * * ], Company may require Provider to submit a proposal on a target pricing basis. A detailed estimate will be completed prior to a project being approved for delivery. Critical Projects will be excluded from Target Pricing unless otherwise agreed by Provider.

(b)	For Projects undertaken on a target pricing basis, Company will approve (i) the process or tools Provider uses to develop targets or budgets; (ii) the labor resources Provider uses to perform such Projects; and (iii) Project deadlines not set forth in the applicable Project Plan. Company will not unreasonably withhold such approval.

(c)	Any changes to a Project priced on a target pricing basis must be approved in advance by the Parties according to the Project Management Process (as such term is defined in the Project Schedule).

(d)	Provider has discretion to select the project lead and lead developer for all Projects priced on a target pricing basis but will consult with Company in such selection.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	If Provider completes a Project priced on a target pricing basis at a total cost to Company below the Project target in the Project Plan, Company will pay Provider [ * * * ]

[ * * * ]

15.2	Projects undertaken on a target pricing basis will be subject to the following discounts in the event of labor or completion overruns:

(a)	For labor costs in excess of the targets stated in the Project Plan, [ * * * ]

(b)	For business day delays in completion of the Project beyond the targets stated in the Project Plan, [ * * * ]

15.3	If the Project is subject to discounts both as a result of labor overruns and delays in completion, Company will elect which discount to apply and may not apply both discounts.

16.0	ADJUSTMENTS FOR INFLATION AND DEFLATION

16.1	On January 1, 2013, and each subsequent January 1 during the Term, Provider will apply an adjustment to the Base Unit Rates, ARC Rates and RRC Rates (collectively, the “Rates”) [ * * * ]

16.2	The ECA is based upon [ * * * ]

16.3	In calculating the ECA, the following indices are referred to in Attachment 4-A: [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

16.4	[ * * * ]

16.5	[ * * * ]

16.6	For Services charged on a Resource Unit basis, the ECA will be calculated by [ * * * ]

17.0	PASS-THROUGH EXPENSES; RESALE EXPENSES; MANAGED AGREEMENTS

17.1	“Pass-Through Expenses” are those costs associated with third party assets and services that the Parties document in a service request and which Provider manages on behalf of Company and runs through the Provider invoice. No additional items may be added to the assets and services that are Pass-Through Expenses without the prior written consent of Company.

17.2	Provider shall charge Company a management fee equal to [ * * * ]

17.3	[Intentionally Omitted]

17.4	If Provider procures hardware on behalf of and at the direction of Company, which will be owned by the Company, under a Provider agreement, Provider will cap the price of such hardware to Company at [ * * * ] If Provider procures such hardware under a Company agreement, Provider will cap the price of such hardware to Company at [ * * * ] Provider will use the agreement (either Provider’s or Company’s) that results in lowest cost including mark-up to Company. The price of hardware to Company under this Section 17.4 shall be referred to as “Re-Sale Expenses”.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.5	Consistent with Provider’s responsibilities under the Agreement, Company may request that Provider provide certain management services with respect to agreements between Company and third party suppliers as listed on the Managed Agreements Schedule (the “Managed Agreements”). Company shall retain financial responsibility for all Managed Agreements and shall pay all amounts due under Managed Agreements. Provider shall charge Company a management fee equal to [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 5 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

ATTACHMENT 4-A to Charges Schedule

[ * * * ] - 32 PAGES REDACTED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 6 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEEMENT

ATTACHMENT 4-B

FINANCIAL RESPONSIBILITY MATRIX

Attachment to Charges Schedule

[ * * * ] - 15 PAGES REDACTED

Company/Provider Confidential	1 of 15
Final (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 7 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

ATTACHMENT 4-C

TRANSFERRED VOICE ASSETS

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO HARDWARE

Hostname	Model/Function	Serial No.	Location	Company Code
SGBLR02-CME01	3845 Router Call Mngr Express	FHK1134F4VA	Bangalore, India	Sabre Travel Technologies (352)
SGBLR02-CME02	3845 Router Call Mngr Express	FHK1012F14H
SGBLR02-CME03	3845 Router Call Mngr Express	FHK1412F3BQ
SGBOG02-CMER1	2821 Router Call Mngr Express	FTX0942A2DC	Bogota, Colombia	SABRE Srvcs Colombia LTDA (206)
SGBOG02-CMER1	2951 Router Call Mngr Express	FTX1529AK21
SGBUE02-CME01	3845 Router Call Mngr Express	FTX1134A07Q	Buenos Aires, Argentina	SABRE Intl. Argentina (201)
SGBUE02-CME01	3945 Router Call Mngr Express	FTX1449AHZ6
SGBUE02-CME02	3845 Router Call Mngr Express	FTX1213A3L9
SGBUE02-CME02	3945 Router Call Mngr Express	FTX1449AHZ7
SGFLN01-CME01	2811 Router Call Mngr Express	FTX1325A1F5	Florianopolis, Brazil	SABRE Intl. Brazil (204)
SGLPB02-CME01	2811 Router Call Mngr Express	FTX1040A3Z9	La Paz, Bolivia	SABRE Intl. Bolivia (203)
SGLIM01-CME01	2821 Router Call Mngr Express	FTX0942A2DB	Lima, Peru	SABRE Intl. Peru (214)
SGLONAD01-GK1	2851 Router Gatekeeper	FTX1129A2WK	London, England	SABRE EUROPE, LTD (124)
SGLON01-GW03	2821 Router	FHK1430F1WF	London, England	SABRE EUROPE, LTD (124)
SGLON01-VG01	VG224 Analog Gateway	FGL1536124T	London, England	SABRE EUROPE, LTD (124)
SGLON01-VG	VG224 Analog Gateway	FGL1536124S
SGLONCM1P	7835I3 Call Manager Server	KQZLGYM	London, England	SABRE EUROPE, LTD (124)
SGLONCM1S-A	7835I3 Call Manager Server	KQZLGZW
SGLONCM1S-B	7835I3 Call Manager Server	KQZLGWW
SGMNL01-CME01	3825 Router Call Mngr Express	FTX1323A11V	Manila, Philippines	EB2 International Inc. (398)
SGMOW01-CMER1	2851 Router Call Mngr Express	FHK0911F2C6	Moscow, Russia	Sabre International Inc R (126)
SGMOW01-CMER1	2951 Router Call Mngr Express	FCZ153521EL
SGLCA01-CME01	2911 Router Call Mngr Express	FCZ0949728Y	Nicosia, Cyprus	Sabre Travel Ntwrk Cyprus (127)
SGSJO02-CME01	2821 Router Call Mngr Express	FTX1126A3TD	San Jose, Costa Rica	SABRE Intl. Costa Rica (222)
SGSJU04-CME01	2811 Router Call Mngr Express	FTX1026A502	San Juan, Puerto Rico	SABRE Intl. Puerto Rico (215)
SGSCL05-CMER1	2811 Router Call Mngr Express	FTX0942A39K	Santiago, Chile	Sabre International LLC (205)
SGSIN02-CME01	3825 Router Call Mngr Express	FTX1320A13C	Singapore, Singapore	SABRE Intl. Singapore (180)
SGSLKAMERCMP	7845I3 Call Manager Server	KQ5024Z	Southlake, TX	Sabre Inc. (022)
SGSLKAMERCMSA	7845I3 Call Manager Server	KQ5376X
SGSLKBMERCMSB	7845I3 Call Manager Server	KQ5024R
SGSLKBMERCMSC	7845I3 Call Manager Server	KQ5020R
SGSLKAER01	7825H4 Emergency Responder Svr	MX2935017F	Southlake, TX	Sabre Inc. (022)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO HARDWARE

Hostname	Model/Function	Serial No.	Location	Company Code
SGSLKBER01	7825H4 Emergency Responder Svr	MX29350191
SGSLKAFX03	DL360 G5 Fax Server	USM70704U4	Southlake, TX	Sabre Inc. (022)
SGSLKBFX04	DL360 G5 Fax Server	USM70704TZ
SGSLKBMER-GK01	2851 Router Gatekeeper	FTX1129A2WM	Southlake, TX	Sabre Inc. (022)
SGSLKAMER-VRTR01	3925 Router Conferencing	FTX1436A17G	Southlake, TX	Sabre Inc. (022)
SGSLKBMER-VRTR01	3925 Router Conferencing	FTX1436A179
SGSLKAMER-VG04	VG224 Analog Gateway	FTX1547AM2B	Southlake, TX	Sabre Inc. (022)
SGSLKAMER-VG05	VG224 Analog Gateway	FTX1547AM2L
SGSLKAMER-VG06	VG224 Analog Gateway	FTX1547AM2D
SGSLKAMER-VG07	VG224 Analog Gateway	FTX1547AM28
SGSLKAMER-VG08	VG224 Analog Gateway	FTX1547AM27
SGSLKAMER-VG09	VG224 Analog Gateway	FTX1547AM2F
SGSLKBMER-VG04	VG224 Analog Gateway	FTX1547AM1Z
SGSLKBMER-VG05	VG224 Analog Gateway	FTX1547AM2A
SGSLKBMER-VG06	VG224 Analog Gateway	FTX1547AM2E
SGSLKBMER-VG07	VG224 Analog Gateway	FTX1547AM1X
SGSLKBMER-VG08	VG224 Analog Gateway	FTX1547AM2R
SGSLKBMER-VG09	VG224 Analog Gateway	FTX1547AM22
SGSLKAMER-FX01	2691 Router - SIP Gateway	JMX0826L3TB	Southlake, TX	Sabre Inc. (022)
SGSLKBMER-FX01	2691 Router - SIP Gateway	JAD07140L9E
SGSLKAMER-CME01	2951 Router - SLK Operator	FTX1544AKFU	Southlake, TX	Sabre Inc. (022)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO SOFTWARE

Device Name	[ * * * ]	Software Part #	License QTY	Serial #	Product # of HW	License Type	[ * * * ]
SGBLR02-CME01	[ * * * ]	FL-CCME-240	1	FHK1134F4VA	CISCO3845-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	UNITYV4-200USR	1	FHK1134F4VA	CISCO3845-CCME/K9	Perpetual	[ * * * ]
SGBLR02-CME02	[ * * * ]	FL-CCME-240	1	FHK1012F14H	CISCO3845-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	UNITYV4-200USR	1	FHK1012F14H	CISCO3845-CCME/K9	Perpetual	[ * * * ]
SGBLR02-CME03	[ * * * ]	FL-CCME-250	1	FHK1412F3BQ	CISCO3845-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	SCUE-LIC-250CCM	1	FHK1412F3BQ	CISCO3845-CCME/K9	Perpetual	[ * * * ]
SGBOG02-CMER1	[ * * * ]	SCUE-LIC-50CME	1	FTX0942A2DC	CISCO2821-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-MEDIUM	1	FTX0942A2DC	CISCO2821-CCME/K9	Perpetual	[ * * * ]
SGBOG02-CMER1	[ * * * ]	SL-29-DATA-K9	1	FTX1529AK21	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-29-SEC-K9	1	FTX1529AK21	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME	1	FTX1529AK21	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME-SRST-25	1	FTX1529AK21	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CUE-MBX-5	7	FTX1529AK21	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CUE-NR-PORT-2	2	FTX1529AK21	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-29-IPB-K9	1	FTX1529AK21	C2951-CME-SRST/K9	Perpetual	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO SOFTWARE

Device Name	[ * * * ]	Software Part #	License QTY	Serial #	Product # of HW	License Type	[ * * * ]
	[ * * * ]	SL-29-UC-K9	1	FTX1529AK21	C2951-CME-SRST/K9	Perpetual	[ * * * ]
SGBUE02-CME01	[ * * * ]	SCUE-LIC-250CCM	1	FTX1134A07Q	CISCO3845-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-240	1	FTX1134A07Q	CISCO3845-CCME/K9	Perpetual	[ * * * ]
SGBUE02-CME01	[ * * * ]	SL-39-DATA-K9	1	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-SEC-K9	1	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME	1	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME-SRST-100	2	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME-SRST-25	3	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CUE-MBX-5	60	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CUE-PORT-2	2	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CUE-NR-PORT-2	2	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-IPB-K9	1	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-UC-K9	1	FTX1449AHZ6	C3945-CME-SRST/K9	Perpetual	[ * * * ]
SGBUE02-CME02	[ * * * ]	SCUE-LIC-250CCM	1	FTX1213A3L9	CISCO3845-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-240	1	FTX1213A3L9	CISCO3845-CCME/K9	Perpetual	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO SOFTWARE

Device Name	[ * * * ]	Software Part #	License QTY	Serial #	Product # of HW	License Type	[ * * * ]
SGBUE02-CME02	[ * * * ]	SL-39-DATA-K9	1	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-SEC-K9	1	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME	1	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME-SRST-100	2	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME-SRST-25	3	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CUE-MBX-5	60	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CUE-PORT-2	2	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CUE-NR-PORT-2	2	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-IPB-K9	1	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-UC-K9	1	FTX1449AHZ7	C3945-CME-SRST/K9	Perpetual	[ * * * ]
SGFLN01-CME01	[ * * * ]	SCUE-LIC-25CME	1	FTX1325A1F5	C2811-VSEC-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-35	1	FTX1325A1F5	C2811-VSEC-CCME/K9	Perpetual	[ * * * ]
SGLPB02-CME01	[ * * * ]	SCUE-LIC-25CME	1	FTX1040A3Z9	CISCO2811-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-36	1	FTX1040A3Z9	CISCO2811-CCME/K9	Perpetual	[ * * * ]
SGLIM01-CME01	[ * * * ]	SCUE-LIC-50CME	1	FTX0942A2DB	CISCO2821-CCME/K9	Perpetual	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO SOFTWARE

Device Name	[ * * * ]	Software Part #	License QTY	Serial #	Product # of HW	License Type	[ * * * ]
	[ * * * ]	FL-CCME-MEDIUM	1	FTX0942A2DB	CISCO2821-CCME/K9	Perpetual	[ * * * ]
SGMNL01-CME01	[ * * * ]	FL-CCME-175	1	FTX1323A11V	C3825-VSEC-CCM	Perpetual	[ * * * ]
	[ * * * ]	SCUE-LIC-150CME	1	FTX1323A11V	C3825-VSEC-CCM	Perpetual	[ * * * ]
SGMOW01-CMER1	[ * * * ]	SCUE-LIC-25CME	1	FHK0911F2C6	CISCO2851-HSEC/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-SMALL	1	FHK0911F2C6	CISCO2851-HSEC/K9	Perpetual	[ * * * ]
	[ * * * ]	SW-CCME-UL-ANA	4	FHK0911F2C6	CISCO2851-HSEC/K9	Perpetual	[ * * * ]
SGMOW01-CMER1	[ * * * ]	FL-CME	1	FCZ153521EL	C2951-CME-SRST	Perpetual	[ * * * ]
	[ * * * ]	FL-CME-SRST-25	2	FCZ153521EL	C2951-CME-SRST	Perpetual	[ * * * ]
	[ * * * ]	SL-29-IPB-K9	1	FCZ153521EL	C2951-CME-SRST	Perpetual	[ * * * ]
	[ * * * ]	SL-29-UC-K9	1	FCZ153521EL	C2951-CME-SRST	Perpetual	[ * * * ]
	[ * * * ]	SL-29-SEC-K9	1	FCZ153521EL	C2951-CME-SRST	Perpetual	[ * * * ]
SGLCA01-CME01	[ * * * ]	SL-29-DATA-K9	1	FCZ0949728Y	CISCO2911-SEC/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-29-UC-K9	1	FCZ0949728Y	CISCO2911-SEC/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME-SRST-25	1	FCZ0949728Y	CISCO2911-SEC/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-29-IPB-K9	1	FCZ0949728Y	CISCO2911-SEC/K9	Perpetual	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO SOFTWARE

Device Name	[ * * * ]	Software Part #	License QTY	Serial #	Product # of HW	License Type	[ * * * ]
	[ * * * ]	SL-29-SEC-K9	1	FCZ0949728Y	CISCO2911-SEC/K9	Perpetual	[ * * * ]
SGSJO02-CME01	[ * * * ]	SCUE-LIC-12CME	1	FTX1126A3TD	C2821-VSEC-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-MEDIUM	1	FTX1126A3TD	C2821-VSEC-CCME/K9	Perpetual	[ * * * ]
SGSJU04-CME01	[ * * * ]	SCUE-LIC-50CME	1	FTX1026A502	CISCO2811-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-36	1	FTX1026A502	CISCO2811-CCME/K9	Perpetual	[ * * * ]
SGSCL05-CMER1	[ * * * ]	SCUE-LIC-25CME	1	FTX0942A39K	CISCO2811-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-36	1	FTX0942A39K	CISCO2811-CCME/K9	Perpetual	[ * * * ]
SGSIN02-CME01	[ * * * ]	SCUE-LIC-100CME	1	FTX1320A13C	C3825-VSEC-CCME/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CCME-175	1	FTX1320A13C	C3825-VSEC-CCME/K9	Perpetual	[ * * * ]
SGSLKAMER-CME01	[ * * * ]	SL-29-DATA-K9	1	FTX1544AKFU	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME	1	FTX1544AKFU	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	FL-CME-SRST-25	2	FTX1544AKFU	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-29-IPB-K9	1	FTX1544AKFU	C2951-CME-SRST/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-29-UC-K9	1	FTX1544AKFU	C2951-CME-SRST/K9	Perpetual	[ * * * ]
SGLON01-GW03	[ * * * ]	FL-SRST-50	2	FHK1430F1WF	CISCO2821-SRST/K9	Perpetual	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO SOFTWARE

Device Name	[ * * * ]	Software Part #	License QTY	Serial #	Product # of HW	License Type	[ * * * ]
SGSLKAMER-VRTR01	[ * * * ]	SL-39-IPB-K9	1	FTX1436A17G	C3925-VSEC/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-SEC-K9	1	FTX1436A17G	C3925-VSEC/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-UC-K9	1	FTX1436A17G	C3925-VSEC/K9	Perpetual	[ * * * ]
SGSLKBMER-VRTR01	[ * * * ]	SL-39-IPB-K9	1	FTX1436A179	C3925-VSEC/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-SEC-K9	1	FTX1436A179	C3925-VSEC/K9	Perpetual	[ * * * ]
	[ * * * ]	SL-39-UC-K9	1	FTX1436A179	C3925-VSEC/K9	Perpetual	[ * * * ]
SGSLKBMER-GK01	[ * * * ]	FL-INTVVSRV-2851	1	FTX1129A2WM	CISCO2851	Perpetual	[ * * * ]
SGLONAD01-GK1	[ * * * ]	FL-INTVVSRV-2851	1	FTX1129A2WK	CISCO2851	Perpetual	[ * * * ]
Call Managers - Southlake	[ * * * ]	CUCM-USR-LIC	1	KQ5024Z, KQ5376X,	MCS7845I3-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	MIG-CUCM-USR	4203	KQ5024Z, KQ5376X,	MCS7845I3-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	UCM-7845-71	4	KQ5024Z, KQ5376X,	MCS7845I3-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CUCM-PAK	1	KQ5024Z, KQ5376X,	MCS7845I3-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CUCM-USR	8406	KQ5024Z, KQ5376X,	MCS7845I3-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	LIC-CUCM-USR-B	4203	KQ5024Z, KQ5376X,	MCS7845I3-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	UCM-7845-71-UKIT	1	KQ5024Z, KQ5376X,	MCS7845I3-K9-CMC2	Perpetual	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO SOFTWARE

Device Name	[ * * * ]	Software Part #	License QTY	Serial #	Product # of HW	License Type	[ * * * ]
	[ * * * ]	CON-ESW-CUCMUSR	1	KQ5024Z, KQ5376X,	MCS7845I3-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CON-ESW-EUSRB1K	4203	KQ5024Z, KQ5376X,	MCS7845I3-K9-CMC2	Perpetual	[ * * * ]
Call Managers - London	[ * * * ]	CUWL-LIC	1	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	UWL-UPG-CM-STD	1300	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CUCIMOC-CLIENT- UWL	1300	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	UNITY7-E-MAXP- UWL	1	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CUP-70-UWL	1	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CUCIMOC-UWL- RTU	1	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CUCM-UWL	14300	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CUCM-UWL-PAK	1	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CUP-70-UWL-PAK	1	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CUP-70-UWL-USR	1300	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	LIC-UWL-STD1K	1300	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	UNITY-70-UWL	1300	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	UNITY-70-UWL-PAK	1	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: LIST OF TRANSFERRED VOICE ASSETS - CISCO SOFTWARE

Device Name	[ * * * ]	Software Part #	License QTY	Serial #	Product # of HW	License Type	[ * * * ]
	[ * * * ]	CON-ESW-CUWLLIC	1	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
	[ * * * ]	CON-ESW-UWLST1K	917	KQZLGYM, KQZLGZW,	MCS7835H2-K9-CMC2	Perpetual	[ * * * ]
Cisco Emergency Responder -	[ * * * ]	SW-ER-7.0-7825-K9=	2	MX2935017F, MX29350191	MCS-7825-H3-IPC1	Perpetual	[ * * * ]
	[ * * * ]	CON-ESW-ER7X7825	2	MX2935017F, MX29350191	MCS-7825-H3-IPC1	Perpetual	[ * * * ]
	[ * * * ]	KEY-ER2.X-UPG-5K=	1	MX2935017F, MX29350191	MCS-7825-H3-IPC1	Perpetual	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT 4-C: COSTS ASSOCIATED WITH TRANSFERRED VOICE ASSETS

Asset Category	Net Book Value (Purchase Price)		1st Refresh		Incremental HW Refresh Req’d over 6 year term		SW & SW license costs over 6 year term
Fax \ Analog	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Call Manager Express	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Call Manager	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Emergency Responder	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Router Gatekeepers	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Call Manager Express	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Voice Conferencing Router	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Router - SIP Gateway	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
2821 Router	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TOTAL BY CATEGORY	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TOTAL SIX YEAR COST TO BE INCURRED BY COMPANY	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Company/Provider Confidential; FINAL (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 8 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

ATTACHMENT 4-D to Charges Schedule

RESOURCE BASELINES

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
MAINFRAME SERVICES
TPF
PSS TPF 4.1
PSS Real-time Peak	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
PSS Real-time Off-Peakz	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
zTPF PSS	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
PSS Real-time Peak	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
PSS Real-time Off-Peak	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

PSS DASD	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

RPPC	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FPC	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FPC Peak	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FPC Off-Peak	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FPC DASD	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FOS	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FOS Multi-host Peak	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FOS Multi-host Off-Peak	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FOS DASD	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
WNP	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
WNP CPU	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
WNP DASD	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
VM TEST	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
VM TEST MIPS - Dedicated	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
VM TEST MIPS - Shared	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
VM TEST DASD - Dedicated	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
VM TEST DASD - Shared	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Commercial	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
MVS	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
MVS Peak CPU	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
MVS Off-Peak CPU	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
MVS DASD	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
MVS Tape	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Print	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Microfiche Masters	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Microfiche Copies	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Other	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
CTS/HCC	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
WAC	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
Disaster Recovery Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Disaster Recovery Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Disaster Recovery B2B VPN Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Disaster Recovery Multiple Virtual Storage (MVS) ZoS	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Disaster Recovery SSL VPN	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Disaster Recovery LB3	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Disaster Recovery Connectivity between Production Site & CDC:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Up to 2 Gigabits/second	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
2 Gigabits/second to 4 Gigabits/second	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
4 Gigabits/second to 6 Gigabits/second	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
6 Gigabits/second to 8 Gigabits/second	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
8 Gigabits/second to 10 Gigabits/second	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Disaster Recovery	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Disaster Recovery LB1	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Disaster Recovery LB2	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Company Requested Server Move	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Farm Server	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Vault Server	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Non-Farm/Non-Vault Server	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Anacomp Doc Harbor	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Data Transmission Service	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Maintenance	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
BIDT CD-ROMs	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Subscriber CD-ROMs	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Archive PNR Data to CD	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Web Ingestion (production)	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TOTAL MAINFRAME SERVICES

MIDRANGE SERVER SERVICES
Application Server Services
UNIX / Linux Operating System
Support Service Fees:
Production Standard Base Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Production Standard Blade Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Production Standard Blade Farm Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Non-Standard Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Non-Production Standard Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Virtualized Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
Wintel Operating System	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Support Service Fees:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Production Standard Base Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Production Standard Blade Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Non-Standard Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Non-Production Standard Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Virtualized Image	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Virtual Host	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

NSK Servers	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Support Service Fees:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
NSK Servers	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Incremental Server Support Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Named Database	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Non-Standard Named Database	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Web	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Non-Standard Web	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Middleware	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Non-Standard Middleware	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Managed Cluster	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Capacity on Demand - FSE Gen 2	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Storage	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Legacy Storage	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SAN - Fundamental	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SAN - Premier	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SAN - Premier BCV	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SAN - Premier Plus	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
NAS - Fundamental	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Tape Backup - Onsite	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Tape Backup - Offsite	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Next Generation Storage	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ESAN Base Storage Array (3PAR)	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ESAN Base Storage Array (EMC)	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ESAN Base Storage Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ESAN Performance Upgrade	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ESAN Capacity Upgrade	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SAN Connected Servers	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ENAS	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
EMC Nearline Base Storage Array	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
EMC Nearline Base Storage Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
VTL - Retained	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
VTL - Processed	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Unique Application Knowledge:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Group 1	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Group 2	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Group 3	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
Midrange Technical Service Desk	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Monitoring and Management - Server Device	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Monitoring and Management - Network Device	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Base Site Service	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Utility Server Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
LAN Attached Device Users	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Email Accounts	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Instant Messaging Users	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Web Conferencing Users	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

PCI Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Vault NIDS	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Tripwire Agent Support	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Tripwire Agent Installation	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
NIDS Low/Medium Alerts	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Storage For NIDS Low/Medium Alerts	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Firewall Log Retention	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TOTAL MIDRANGE SERVER SERVICES

MANAGED NETWORK SERVICES
WAN Services
SITE TYPE 0 - Headquarters / Hub Sites	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SITE TYPE 1 - Call / Development Center	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SITE TYPE 2 - Large Office with DMZ	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SITE TYPE 3 - Medium Office	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SITE TYPE 4 - Intermediate Office	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SITE TYPE 5 - Transitional Office	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SITE TYPE 6 - Small Office	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SITE TYPE 7 - Really Small Office	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Other WAN Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 400 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 400 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 450 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 450 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 500 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 500 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 550 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
ISP - In excess of Committed level of 550 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 600 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 600 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 650 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 650 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 700 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 700 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 750 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
ISP - In excess of Committed level of 750 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 800 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 800 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 850 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 850 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 900 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 900 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 950 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 950 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,000 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,000 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,050 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,050 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,100 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,100 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,150 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,150 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,200 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,200 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,250 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,250 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,300 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,300 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,350 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,350 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,400 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,400 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,450 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,450 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,500 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,500 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,550 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,550 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,600 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,600 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,650 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,650 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,700 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,700 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,750 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,750 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,800 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,800 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,850 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
ISP - In excess of Committed level of 1,850 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,900 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,900 mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - Committed level 1,950+ mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
ISP - In excess of Committed level of 1,950+ mbps	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
LAN Services
LAN Sites	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

WLAN	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Wireless Access Controllers:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Wireless Access Controller - Very Small	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Wireless Access Controller - Small	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Wireless Access Controller - Medium	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Wireless Access Controller - Large	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Remote Access:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
IPSec Base	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
IPSec Incremental (per block of 600 concurrent users)	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SSLVPN Base	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SSLVPN Incremental (per block of 5,000 concurrent con	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Enterprise B2B	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Data Center Network Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
CMO/FSE Gen1 NAS Attached Server	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FSE Gen 1 Attached Server	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FSE Gen 2 Enclosure	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FSE Gen 2 Attached Server	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FSE Gen 2 Compartments	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
FSE Gen 2 10G Ethernet Ports	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Travelocity CMO Network Fee	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SaaS CMO Network Fee	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Other CMO Network Fee	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Voice Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
VOIP:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Handsets	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Soft Phones	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Cisco Unity Express Voicemail Boxes	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Microsoft Voicemail Boxes	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
VOIP Fax	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Non-VOIP:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Analog Ports	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Video Conference Support	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 -12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
Internal Network Vulnerability Scans	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Number of IP’s 1 - 250	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Number of IP’s 251 - 500	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Number of IP’s 501 - 2,000	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Number of IP’s 2,001 - 5,000	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Number of IP’s 5,001 - 10,000	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TOTAL MANAGED NETWORK SERVICES

END-USER COMPUTING (EUC) SERVICES
Internal Services:
Desktop / Laptop Support	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Executive Support	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Network Printers	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Desktop / Laptop Partial Support	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
EUC IMACs	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
MIP	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Blackberry Device Support	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
MS Mobile Device Support	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Internal Assets:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Desktops - Legacy	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Desktops	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Laptops - Legacy	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Laptops	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Developer Laptops - Legacy	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Developer Laptops	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Standard Mini Laptops	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Network Printers	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Network Printers (HP 4515x)	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TN Warehouse Services:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
TN Warehouse Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

CIPM/PCI:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
CIPM	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Personal Computer Data Encryption	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TOTAL END-USER COMPUTING (EUC) SERVICES

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
HELP DESK SERVICES
Help Desk - Full Service	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Help Desk - Partial Service	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TOTAL HELP DESK SERVICES

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
LABOR
Fixed Price Maintenance (Discontinued after 08/12)	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Corporate Systems Monthly Threshold Discount	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Time & Materials Support	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

T&M Rates	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
On-shore:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Senior Engineer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Senior Programmer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Programmer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Project Manager	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Engineer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Senior Programmer - Architect	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Jr Programmer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Security	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Program Manager	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Jr Engineer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Jr Technician	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Technician	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Sr Technician	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Jr Administrator	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Administrator	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Sr Administrator	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Jr Analyst	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Analyst	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Sr. Analyst	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
LINUX Architect	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Sabre Unassigned	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Off-shore:	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Senior Engineer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Senior Programmer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Programmer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Project Manager	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Engineer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
SAP/Siebel Programmer	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Disaster Recovery Services	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

Service Management Tools	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TOTAL LABOR

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 4-D

Resource Baseline Units

Description	Unit of Measure		2012 (1/12 - 12/12) Mo Avg		2013 (1/13 - 12/13) Mo Avg		2014 (1/14 - 12/14) Mo Avg		2015 (1/15 - 12/15) Mo Avg		2016 (1/16 - 12/16) Mo Avg		2017 (1/17 - 12/17) Mo Avg
ACCOUNT MANAGEMENT & FIXED FEE
Account Management	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]
Fixed Fee	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]	[ * * *	]

TOTAL ACCOUNT MANAGEMENT & FIXED FEE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 9 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

ATTACHMENT A

TO

SERVICE LEVELS AND SERVICE CREDITS SCHEDULE

SERVICE LEVELS MATRIX

Company/Provider Confidential; Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to Service Levels Schedule

INTRODUCTION

This Attachment A (Service Levels Matrix) to the Service Levels and Service Credits Schedule sets forth the following:

For Critical Service Levels (further described in Attachment B to the Service Levels and Service Credits Schedule):

•	The numeric measurements for Minimum Service Levels and Expected Service Levels.

•	The Allocation of Pool Percentage associated with each Performance Category.

•	The Service Level Credit allocation percentage associated with each Critical Service Level within a Performance Category.

•	The percent of the Monthly Invoice Amount that would be used in the calculation of a Service Level Credit if a Service Level Default occurs for such Critical Service Level.

•	The timing regarding the commencement of Provider’s obligations for each Critical Service Level.

•	A cross-reference to Attachment B (Critical Service Levels and Key Measurements) where the qualitative description of the Performance Category and the associated Critical Service Level(s) can be found.

For Key Measurements (further described in Attachment B to the Service Levels and Service Credits Schedule):

•	The numeric measurements for Minimum Service Levels and Expected Service Levels.

•	A cross-reference to Attachment B (Critical Service Levels and Key Measurements) where the qualitative description of the Performance Category and the associated Key Measurement(s) can be found.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to Service Levels Schedule

At-Risk Amount - Expressed as a percentage of the Monthly Invoice Amount.	[ * * * ]
Pool Percentage Available For Allocation - Expressed as a percentage of the At-Risk Amount.
Unallocated Pool Percentage Available for Allocation- Expressed as percentage of the unallocated portion of the Pool Percentage Available for Allocation.

Attachment B Section Reference	Allocation of Pool Percentage		[ * * * ]	Minimum SL	Measurement Window	Allocation*	% of Invoice
1.1	Midrange - Performance Category	# of Months**	Expected SL
1.1.1	MR-1 - Availability - Air Services
1.1.2	MR-2 - Availability - Travel Booking
1.1.3	MR-3 - Availability - Online Booking
1.1.4	MR-4 - Availability - Customer Access
1.1.7	MR-7 - Availability - FEP - (OFEP, MFE)	[ * * * ]
1.1.10	MR-10 - Server Installation within 10 Business Days†
1.1.11	MR-11 - Availability - Air Centre
1.1.12	MR-12 - Availability - Air Vision
1.1.13	MR-13 - Availability - SaaS Leveraged
1.1.14	MR-14 - Application Install Ready for FSE Gen2†

	Allocation of Pool Percentage		[ * * * ]	Minimum SL	Measurement Window	Allocation*	% of Invoice
1.2	Cross Functional - Performance Category	# of Months**	Expected SL
1.2.1	CF-1 - Help Desk First Call Problem Resolution
1.2.2	CF-2 - Help Desk Speed to Answer	[ * * * ]
1.2.3	Number of Seveirty Level 1 Incidents - ALL Critical Systems and Key Network and Mainframe Systems†

	Allocation of Pool Percentage		[ * * * ]	Minimum SL	Measurement Window	Allocation*	% of Invoice
1.3	Mainframe - Performance Category	# of Months**	Expected SL
1.3.1	MF-1 - Availability - PSS
1.3.2	MF-2 - Availability - PNRC
1.3.3	MF-3 - Availability - WNP	[ * * * ]
1.3.4	MF-4 - Response Time - WNP
1.3.5	MF-5 - Availability - FPC

	Allocation of Pool Percentage		[ * * * ]	Minimum SL	Measurement Window	Allocation*	% of Invoice
1.4	Network - Performance Category	# of Months**	Expected SL
1.4.1	NET-1 - Internet Service Provider (ISP) Availability
1.4.2	NET-2 - Data Center Network Response Time
1.4.3	NET-3 - Data Center Network Availability	[ * * * ]
1.4.4	NET-4 - Access Control List (ACL) Soft MAC Completion

	Allocation of Pool Percentage		[ * * * ]		Measurement Window		% of Invoice
1.5	Project and Labor-Performance Category	# of Months**	Expected SL	Minimum SL		Allocation*

*	Service Level Credit allocation percentage.
**	Number of months after Effective Date when the Provider becomes responsible for Service Level Performance and Service Level Credits.
†	This Critical Service Level is subject to a low volume calculation as set forth in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to Service Levels Schedule

Attachment B Section Reference	Midrange - Performance Category	# of Months**	Expected SL	Minimum SL	Measurement Window
2.1
2.1.1	Availability - Internal Systems
2.1.2	Availability - Email Aggregated Availability
2.1.3	Problem Resolution - Time to Repair Internal Systems
2.1.4	Problem Resolution - Time to Repair Non-Critical Systems
2.1.5	Availability - SAN Premiere
2.1.6	Availability - ATSE
2.1.7	Availability - CCC(*)
2.1.8	Availability - CTS/HCC/LPC
2.1.9	Availability - eHotels
2.1.10	Availability - eMergo
2.1.11	Availability - GetThere
2.1.12	Availability - Ice
2.1.13	Availability - Inventory Manager (IM)
2.1.14	Availability - Intellisell
2.1.15	Availability - Meridian/MOM(*)
2.1.16	Availability - MTS
2.1.17	Availability - MySabre	[ * * * ]
2.1.18	Availability - Sabre Sonic Web
2.1.19	Availability - Site Minder
2.1.20	Availability - SSG
2.1.21	Availability - SSLVPN
2.1.22	Availability - SWS
2.1.23	Availability - WAC
2.1.24	Availability - Travelocity
2.1.25	Availability - Dedicated NOFEP
2.1.26	Availability - Blackbeard
2.1.27	Server De-Installation - On-Time†
2.1.28	Patch Installation
2.1.30	Availability - All Non-Critical Systems
2.1.31	Problem Resolution - Mean Time to Recover - Severity Levels 1 and 2 - All Systems
2.1.32	External E-mail Delivery
2.1.35	Availability - Liberty
2.1.36	Availability - MOM
2.1.37	Availability - SAS
2.1.39	Availability - NAS
2.1.40	Availability - Instant Messaging Aggregated Availability
2.1.41	Availability - Nearline***
2.1.42	Completion of Storage Allocation Service Requests - Nearline***
2.1.43	Availability - Enterprise Network Attached Storage (ENAS)***
2.1.44	Availability - Enterprise Storage Attached Network (ESAN)***
2.1.45	Performance Measure 1 for ENAS***
2.1.46	Performance Measure 2 for ENAS***
2.1.47	Performance Measure 1 for ESAN***
2.1.48	Performance of Measure 2 of ESAN***
2.1.49	Number of Severity Level 1 Incidents Year over Year Meaurement - Critical Systems†
2.1.50	Availability - Payment Solutions

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to Service Levels Schedule

2.1.51	Availability - Trip PNR	[ * * * ]
2.1.52	Alerts Actioned Midrange Technical Service Desk

Measurement
2.2	Cross Functional - Performance Category	# of Months**	Expected SL	Minimum SL	Window
2.2.1	Help Desk Percentage of Problems Closed and Not Reopened
2.2.2	Help Desk Call Abandon Rate
2.2.3	Help Desk Authorized User Satisfaction Rating
2.2.4	Help Desk - Percentage of Problems Resolved within 3 Business Days
2.2.5	Critical Reports
2.2.6	Passthrough and Resale Procurement Processing Turnaround Time (PO’s)	[ * * * ]
2.2.7	Preliminary Estimate Processing & Turnaround Time
2.2.8	Security Administration Turnaround Time†
2.2.9	Security Administration Accuracy†
2.2.10	Number of Successful Changes
2.2.11	Sabre Equipment and Software Inventory
2.2.12	Standard ID Suspension†
2.2.13	Emergency ID Suspension†
2.2.16	Critical Intrusion Detection Updates†
2.2.17	Time to Detect Service Impact

Measurement
2.3	End User Computing - Performance Category	# of Months**	Expected SL	Minimum SL	Window
2.3.1	Workstation Break/Fix Time to Respond
2.3.2	Workstation Break/Fix Time to Resolve
2.3.3	On-Boarding†	[ * * * ]
2.3.4	Soft IMAC Completion Time
2.3.5	Hard IMAC Completion Time

Measurement
2.4	Project Services and Labor - Performance Category	# of Months**	Expected SL	Minimum SL	Window
2.4.1	Estimation Accuracy - Schedule Estimate to Actual Variance †
2.4.2	Percent of Production ADM Processes Completed On-Time
2.4.3	Percentage of Implementations Delivered on or under Budget
2.4.4	Response to Severity Level 1 Problems within 15 minutes (Fixed Price Maintenance Systems)
2.4.5	Response to Severity Level 2 Problems within 30 minutes (Fixed Price Maintenance Systems)
2.4.6	Restoration of Severity Level 1 Problems within 2 Hours (Fixed Price Maintenance Systems)	[ * * * ]
2.4.7	Restoration of Severity Level 2 Problems within 3 Hours (Fixed Price Maintenance Systems)
2.4.8	Resolution of Severity Level 1 Problems within 5 Business Days (Fixed Price Maintenance Systems)
2.4.9	Resolution of Severity Level 2 Problems within 10 Business Days (Fixed Price Maintenance Systems)
2.4.10	Severity Level 1 Problems Detected in Production (Fixed Price Maintenance Systems)
2.4.11	Severity Level 2 Problems Detected in Production (Fixed Price Maintenance Systems)
2.4.12	No Outage Greater than 90 Minutes (Fixed Price Maintenance Systems)
2.4.13	Availability - Service Management Tools
2.4.14	First Response - Service Management Tools
2.4.15	Priority One Requests Completed - Service Management Tools
2.4.16	Developer and Portfolio Content Management Tool Requests Completed - Service Management Tools

Measurement
2.5	Mainframe - Performance Category	# of Months**	Expected SL	Minimum SL	Window

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to Service Levels Schedule

2.5.1	Completion of Batch Jobs
2.5.2.1	Availability - Test Systems VPARS-CERT
2.5.2.2	Availability - Test Systems VPARS-TSTS
2.5.2.3	Availability - Test Systems VPARS-TSAT	[ * * * ]
2.5.2.4	Availability - Test Systems VPARS - STGA System
2.5.3.1	Availability - VM/CMS - VM2 (SY-J)
2.5.3.2	Availability - VM/CMS - VM3 (SY-H)
2.5.4	Job Completion - QCP Batch Jobs

2.6	Network - Performance Category	# of Months**	Expected SL	Minimum SL	Measurement Window
2.6.1	Remote Access (VPN) Availability
2.6.2	Sabre Vendor ServiceNet - Extranet Availability
2.6.3	Einstein - Extranet Availability	[ * * * ]
2.6.4	Contractor DMZ - Extranet Availability
2.6.5	Voice Soft IMAC Completion
2.6.6	Hard IMAC Completion Time
2.6.8	Soft IMAC Completion

Notes:

**	Number of months after Effective Date when the Provider becomes responsible for Service Level Performance and Service Level Credits.
†	In the event that Company elects to elevate the designated Key Measurement to a Critical Service Level, this Key Measurement shall be subject to a low volume calculation which will be mutually agreed upon by the Parties at such time.
~~	Number of months after start of Transitional Mode of Operations (TMO), when the Provider becomes responsible for Service Level Performance and Service Level Credits.
^^	Number of months after start of Future Mode of Operations (FMO), when the Provider becomes responsible for Service Level Performance and Service Level Credits.
***	Number of months after new hardware/service has been in production
*****	Number of months after the transition of the Service Management Tools Applications to Provider is complete.
(*)	Provider will no longer be responsible for this Key Measurement effective 9/01/2012

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 10 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND

RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

Attachment B

TO

SERVICE LEVELS AND SERVICE CREDITS SCHEDULE

Critical Service Levels & Key Measurements

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 1 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0	CRITICAL SERVICE LEVELS – INTRODUCTION	3

1.1	Performance Category – Midrange	3

1.2	Performance Category – Cross Functional	7

1.3	Performance Category – Mainframe	8

1.4	Performance Category – Network	10

1.5	Performance Category – Project Services and Labor	12

2.0	KEY MEASUREMENTS – INTRODUCTION	13

2.1	Performance Category – Midrange	13

2.2	Performance Category – Cross-Functional	22

2.3	Performance Category – EUC	25

2.4	Project Services – Labor	26

2.5	Mainframe	29

2.6	Network	31

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 2 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0	CRITICAL SERVICE LEVELS – INTRODUCTION

This Section sets forth qualitative descriptions of the Critical Service Levels. The numerical Minimum Service Levels, Expected Service Levels and commencement of Provider’s obligations associated with such Critical Service Levels are set forth in Attachment A (Service Level Matrix) to the Service Levels and Service Credits Schedule.

1.1	Performance Category – Midrange

1.	Availability – Air Services

Calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes (longest duration per incident) of systems in the group that were impacted) attributed to Provider for the systems in the group divided by the number of minutes in month expressed as a percentage. The Critical Systems that comprise this group are set forth in Exhibit A to this Attachment and are identified by the system grouping labeled “Air Services”.

2.	Availability – Travel Booking

Calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes (longest duration per incident) of systems in the group that were impacted) attributed to Provider for the systems in the group divided by the number of minutes in month expressed as a percentage. The Critical Systems that comprise this group are set forth in Exhibit A to this Attachment and are identified by the system grouping labeled “Travel Booking”.

3.	Availability – Online Booking

Calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes (longest duration per incident) of systems in the group that were impacted) attributed to Provider for the systems in the group divided by the number of minutes in month expressed as a percentage. The Critical Systems that comprise this group are set forth in Exhibit A to this Attachment and are identified by the system grouping labeled “Online Booking”.

4.	Availability – Customer Access

Calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes (longest duration per incident) of systems in the group that were impacted) attributed to Provider for the systems in the group divided by the number of minutes in month expressed as a percentage. The Critical Systems that comprise this group are set forth in Exhibit A to this Attachment and are identified by the system grouping labeled “Customer Access”.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 3 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Intentionally deleted

6.	Intentionally deleted

7.	Availability – FEP – (OFEP, MFE)

Calculated by taking the (number of seconds times the number of lines impacted by the outage – number of lines in use ten (10) minutes prior on J0 Sabre record –) added together for each outage divided by the (total number of seconds in a day times the total number of physical lines) times the number of days in month expressed as a percentage.

8.	Intentionally deleted

9.	Intentionally deleted

10.	Server Installation within 10 Business Days

The number of servers that are installed and ready for use within ten (10) business days divided by the total number of servers requested to be installed expressed as a percentage. Measured from the time Provider has physical access to server to the time server is Infrastructure ready, fully configured at the Operating System level with all tools and utilities installed and complete FSE Gen 1 and FSE Gen 2 network and storage connectivity. This Service Level assumes that there is available rack space for the server and that it is being attached to the FSE Gen 1 or FSE Gen 2 network. This Service Level is limited to thirty (30) new servers installed per calendar month. However, neither this thirty (30) server limit, this Service Level nor the calculation thereof shall apply to idle servers of the same type. In the event of a low volume for the number of installed servers subject to this Service Level, Provider shall not incur a Service Level Default due to a single server that has not been installed and made ready for use by Provider within the required time frame as described above. This Service Level will expire when the Application Install Ready Service Level has been implemented.

11.	Availability – Air Centre

Calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes (longest duration per incident) of systems in the group that were impacted) attributed to Provider for the systems in the group divided by the number of minutes in month expressed as a percentage. The Critical Systems that comprise this group are set forth in Exhibit A to this Attachment and are identified by the system grouping labeled “Air Centre”.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 4 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.	Availability – Air Vision

Calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes (longest duration per incident) of systems in the group that were impacted) attributed to Provider for the systems in the group divided by the number of minutes in month expressed as a percentage. The Critical Systems that comprise this group are set forth in Exhibit A to this Attachment and are identified by the system grouping labeled “Air Vision”.

13.	Availability – SaaS Leveraged

Calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes (longest duration per incident) of systems in the group that were impacted) attributed to Provider for the systems in the group divided by the number of minutes in month expressed as a percentage. The Critical Systems that comprise this group are set forth in Exhibit A to this Attachment and are identified by the system grouping labeled “SaaS Leveraged”.

14.	Application Install Ready for FSE Gen 2

(1) Measured monthly, the total number of (i) Application Install Ready requests on new FSE Gen 2 physical and virtual servers (including, without limitation, COD and repurposed servers) and, (ii) Application Install Ready requests on existing servers that have completed Application Install Ready, within the agreed upon number of days, as of the completion of the then current month and the prior month, divided by the total number of corresponding requests completed over the corresponding time period, expressed as a percentage.

(a) For FSE Gen 2 capacity on demand (COD) servers and repurposed servers, measurement of performance will commence as follows: (i) upon the later to occur of (a) receipt of the Completed Requirements; and (b) the time such server is physically reconfigured to the new specifications (if applicable), or if the server needs to be relocated, one day after the server is available for relocation.

(b) For all other new servers in FSE Gen 2 (that do not fall in (a) above), the measurement of performance will commence upon the later to occur of (a) Provider’s receipt of Completed Requirements, and (b) one day after Provider has access to the physical server.

(c) For Application Install Ready requests on existing servers, measurement of performance will commence upon Provider’s receipt of Completed Requirements.

(2) The Parties will begin tracking performance under this Service Level on March 1, 2012. Benchmarking of this Service Level will begin when the Process Improvements have been implemented and the FSE Gen 2 network is in production and will continue for a period of nine (9) calendar months thereafter:

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 5 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(3) Until such time as the Application Install Ready for FSE Gen 2 Service Level is in place, the Service Level set forth in Section 10 below (Server Installation within 10 Business Days) shall govern the installation of new servers in FSE Gen 2.

(4) At the end of the benchmark period, regardless of the benchmark data, the time period to achieve Application Install Ready shall fall within the range of [ * * * * ] business days with a [ * * * * ]. For purposes of clarity, the number of days will be agreed to by the Parties at the conclusion of the benchmark period but will not be less than [ * * * * ]. Following the completion of the benchmark period, if the benchmark demonstrates that Provider will not meet the MSL or ESL, Provider shall have ninety (90) additional calendar days to make the necessary changes to meet the MSL and ESL. Upon conclusion of such ninety (90) calendar days, the time period to achieve Application Install Ready will not be less than [ * * * * ].

(5) With respect to Application Install Ready requests on new FSE Gen 2 physical and virtual servers (including, without limitation, COD and repurposed servers) this Service Level is limited each month to [ * * * * ]. The [ * * * * ] limitation shall be measured each (i) January and applied for the time period of the following March through August; and (ii) July and applied for the time period of the following September through February. With respect to those Application Install Ready requests that are excluded as a result of the [ * * * ] limitation, Provider shall complete such requests within a commercially reasonable time.

(6) With respect to Application Install Ready requests on existing servers, this Service Level is limited each month to [ * * * * ]. The [ * * * * ] limitation shall be measured each (i) January and applied for the time period of the following March through August; and (ii) July and applied for the time period of the following September through February. With respect to those Application Install Ready requests that are excluded as a result of the [ * * * * ] limitation, Provider shall complete such requests within a commercially reasonable time.

(a) This Service Level (i) shall exclude days that are subject to Sabre dedicated system freeze dates or unanticipated Change freezes in effect; and (ii) shall exclude weekends and seven Provider nationally recognized holidays a list of which shall be provided to Company no later than November 30 of each calendar year for the following year; and (iii) shall only apply to Software and Hardware on the then current Standards List (Exhibit B of Attachment 4(L)), provided, however, Provider shall

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 6 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

exercise commercially reasonable efforts to make Software and/or Hardware not on the then current Standards List Application Install Ready within the Service Level.

(b) The Parties further agree that in any given month, if Provider fails to achieve an MSL or ESL and there are no more than [ * * * * ] in such month, then Provider shall not be deemed to have failed this Service Level.

(c) For each month during the first six (6) months after this Service Level becomes effective, Service Level Credits owed to Company under this Section shall not exceed [ * * * * ]

(7) The Parties agree that a separate Service Level for Application Install Ready for virtual servers will be developed within twenty four (24) months of the Effective Date. Until such time, virtual servers will be included within the scope of this Service Level.

1.2	Performance Category – Cross Functional

1.	Help Desk First Call Problem Resolution

Calculated as the total number of Calls resolved on the first Call by the Help Desk without escalation to Level 2 or Level 3 Support, divided by the total number of Calls received by the Help Desk during the month, with the result expressed as a percentage. Reporting will show measure by region (North America, South America, EMEA, APAC).

2.	Help Desk Speed to Answer

Calculated as the total number of Calls to the Help Desk during a month for which the Calls were answered by a Help Desk agent (after selection of the option on the automated menu to speak to a Help Desk agent) prepared to work on the problem without delay [ * * * * ] divided by the total number of Calls to the Help Desk that month that resulted in an Authorized User selection of the option on the automated unit’s menu to speak to a Help Desk agent, with the result expressed as a percentage. Reporting will show measure by region (North America, South America, EMEA, APAC).

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 7 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Number of Severity Level 1 Incidents – All Critical Systems and Key Network and Mainframe Systems

Calculated by taking (the number of Severity Level 1 incidents across all Critical Systems and the Key Network and Mainframe Systems in the preceding year minus the number of Severity Level 1 incidents across the same Critical Systems and the Key Network and Mainframe Systems in the current year) divided by the number of Severity Level 1 incidents across all Critical Systems and Key Network and Mainframe Systems in the preceding year expressed as a percentage. If the resulting percentage is [ * * * * ]. If the resulting percentage is [ * * * * ]

1.3	Performance Category – Mainframe

1.	Availability – PSS

PSS daily availability for 1 outage:

= 1 minus (outage impact (based on number of weighted lines in use in the prior 10 minutes on the J0 Sabre record) / total possible impact (total line seconds in day))

OR:

=1 minus (number of seconds of outage X number of weighted lines affected) /

(total number of seconds in day X total number of weighted lines)

PSS daily availability for multiple single outages or single complex:

=1 minus ((outage 1 impact + outage 2 impact + outage N impact) / total possible impact)

OR:

=1 minus (outage 1 (number of seconds X number of weighted lines) + outage 2 (number of seconds X number of weighted lines) + outage N (number of seconds X number of weighted lines)) /

(total number of seconds in day X total number of weighted lines)).

For month-to-date (“MTD”) availability, the daily impacts are added together and the daily possible impacts are added together.

Weighted Lines = A line is “in the system” from the time it is first recorded for the day until it goes off for the day.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 8 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	Availability – PNRC

% Availability = (DDD- (CCC x minutes of outages))/DDD

Legend:

DDD = maximum messages per day (MMM x 1440); what the day’s message rate would have been like without outage.

CCC = total complex message rate averaged for [ * * * * ] prior to outage (adjusted for utility impact) for complex outages. Or, for partial outages, the average number of messages lost per minute of partial outage.

MMM = maximum messages per minute (developed using weighted average messages per day).

3.	Availability – WNP

Wall Clock Availability:

% Available = Scheduled Availability – Unscheduled Downtime X 100 / Scheduled Availability

Where Scheduled Availability = (1440 minutes X number of days in the month) – (Scheduled Downtime)

4.	Response Time – WNP

Response Time:

% Met = number of messages less than or equal to [ * * * * ] / Total number of messages

5.	Availability – FPC

•	Legend:

CCC = total complex message rate prior to outage

MMM = maximum messages per minute (provided by Performance Management)

DDD = maximum messages per day

1440 = total minutes in a day

•	Total message capacity for a twenty-four (24) hour period is:

MMM x 1440 = DDD

•	To measure performance against benchmarked tolerances:

(DDD – (CCC x minutes of outages))/DDD

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 9 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Scheduled Outages:

•	The total FPC message rate (CCC) used in the calculation can be found on the FPC console.

•	The rate is then multiplied by the number of minutes the system was unavailable and divided by the maximum messages for the day. This calculates the percentage availability for the day.

Unscheduled Outages: Partial Outages:

A processor will be considered down if the complex message rate (CCC) on the FPC console indicates a message rate drop of [ * * * * ].

Operations will display the message counts by processor, then take the difference in the total in counts (“TTL IN”) before and after the outage to calculate the number of unaccepted messages for the impact calculation.

To calculate the unscheduled outage message counts, take the difference in the before TTL IN count minus the during TTL IN count. Only minutes that decreased by [ * * * * ]

Complex Outages:

To measure the impact of a complex outage, determine the total input message (CCC) on the FPC console for the minute prior to outage, times the duration of the outage in minutes to calculate the number of unaccepted messages (same as for scheduled outages).

1.4	Performance Category – Network

1.	Internet Service Provider (“ISP”) Availability

For the ISP Availability Service Level, Actual Uptime will be measured for the ISP environment and shall mean the period when the ISP environment is fully functional (allowing for workarounds within the system that are acceptable to Company) and providing Services to the entire population of Authorized Users. Calculated as Actual Uptime divided by Scheduled Uptime on a 24 x 7 basis with the result expressed as a percentage.

The ISP environment includes the Internet connections, autonomous system infrastructure (DNS, BGP, etc.), routers, firewalls, and switches supporting Internet services in the data center.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 10 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	DataCenter Network Response Time

End-to-end Data Center Network response time is the percentage of test packets sent on the FSE Gen 1 Network and FSE Gen 2 Network, inclusive of the open systems adapter (OSA) interface that connect the FSE Gen 1 Network and FSE Gen 2 Network to PSS, within the physical data center location which meets a round trip response of less than [ * * * * ]. The calculation shall consist of the aggregate average round trip propagation delay from the FSE network access switch thru FSE distribution switch and, if applicable, load balancers to FSE network access switch.

These measurements will be taken [ * * * * ] and calculated on an hourly basis, 24 x 7. For each possible [ * * * * ] sample during the hour, subtract the send timestamp from receive timestamp. The total number of aggregate measures within the hour which are lower than or equal to [ * * * * ].

3.	DataCenter Network Availability

This Service Level considers the Data Center network system (inclusive ] of FSE Gen 1 Network and FSE Gen 2 Network) as a single entity for the Network Availability measurement calculation. This means that the maximum available production minutes are 1440 per day. Scheduled Availability is computed by multiplying the number of days in a given month by the number of minutes in each day.

Any Severity Level 1 SnapShot record that meets the following data criteria will be considered for inclusion in the system availability calculation:

SnapShot Field: SnapShot_CausedBy equal to “EDS”

SnapShot Field: SnapShot_SDCCI equal to “Network”

SnapShot Field: SnapShot_Sev1Dur greater than zero

SnapShot Field: SnapShot_SLA_Count equal to “Y”

Note: The criteria for classifying Severity Level 1 outages is documented in the Procedures Manual.

SnapShot Record Review Process

The SnapShot records must be reviewed and approved by Company and Provider before being included in the Service Level performance measurement. The records are reviewed on a daily basis and then a final review is performed by Provider and Company by the fifth business day of the month for the previous month. Records that meet the above Service Level measurement data criteria will be marked for inclusion in the Service Level by placing a ‘Y’ in the SnapShot_SLA_Count field. The SnapShot_SLA_Count field will default to ‘N’ when a SnapShot record is created.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 11 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	Access Control List (ACL) Soft MAC Completion

Calculated as the number of ACL Soft MACs (firewall changes included) in a month with ACL Soft MAC correctly configured and completed divided by the total number of Company-approved ACL Soft MAC requests submitted during the month with the result expressed as the Soft MAC accurately completed percentage.

MACs that are performed as part of a Project are not considered for this Service Level calculation.

1.5	Performance Category – Project Services and Labor

1.	[Intentionally deleted]

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 12 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.0	KEY MEASUREMENTS – INTRODUCTION

This Section sets forth qualitative descriptions of the Key Measurements. The numerical Minimum Service Levels, Expected Service Levels and commencement of obligations associated with such Key Measurements are set forth in Attachment A (Service Level Matrix) to the Service Levels and Service Credits Schedule.

2.1	Performance Category – Midrange

1.	Availability – Internal Systems

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider for the systems in the group divided by the number of minutes in month.

2.	Availability – Email Aggregated Availability

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider for the systems in the group divided by the number of minutes in month.

3.	Problem Resolution – Time to Repair Internal Systems

The number of Severity Level 1 server problems that are resolved in [ * * * * ], divided by the number of Severity Level 1 server problems reported in the month, with the result expressed as a percentage. The systems covered by this Key Measurement are the Fixed Price Maintenance Systems.

4.	Problem Resolution – Time to Repair Non-Critical Systems

The number of Severity Level 1 and Severity Level 2 non-critical system incidents that are restored in [ * * * * ], divided by the number of Severity Level 1 and Severity Level 2 non-critical system incidents reported in the month, with the result expressed as a percentage.

5.	Availability – SAN Premiere

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

6.	Availability – ATSE

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 13 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.	Availability – CCC

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

8.	Availability – CTS/HCC/LPC

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

9.	Availability – eHotels

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

10.	Availability – eMergo

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

11.	Availability – GetThere

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

12.	Availability – Ice

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

13.	Availability – Inventory Manager (“IM”)

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

14.	Availability – Intellisell

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 14 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.	Availability – Meridian/MOM

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

16.	Availability – MTS

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

17.	Availability – MySabre

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

18.	Availability – Sabre Sonic Web

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

19.	Availability – Site Minder

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

20.	Availability – SSG

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

21.	Availability – SSLVPN

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

22.	Availability – SWS

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 15 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.	Availability – WAC

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

24.	Availability – Travelocity

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

25.	Availability – Dedicated NOFEP

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

26.	Availability – Blackbeard

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

27.	Server De-installation – On-time

Number of servers de-installed on time divided by the total number of servers scheduled to be de-installed expressed as a percentage.

28.	Patch Installation

Number of patches installed on time divided by the total number of patches scheduled to be installed expressed as a percentage.

29.	[Intentionally Deleted]

30.	Availability – All Non-Critical Systems

System Scheduled Uptime with the result expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

31.	Problem Resolution – Mean Time to Recover – Severity Level 1 and Severity Level 2 – All Systems

The number of Severity Level 1 and Severity Level 2 incidents that are restored [ * * * * ], divided by the number of Severity Level 1 and Severity Level 2 incidents that are reported in that month for Critical Systems and noncritical systems, with the result expressed as a percentage. Key Measurements apply to those Critical Systems set forth in Exhibit A to this Attachment and non-critical systems not reflected in Exhibit A to this Attachment.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 16 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

32.	External E-mail Delivery

This Key Measurement will be calculated on a monthly basis by calculating the number of minutes per month minus the aggregate number of minutes on each mailgate where e-mail delivery exceeded [ * * * * ], divided by minutes per month, expressed as a percentage. Measure is within Company’s mailgate environment only.

33.	[Intentionally Deleted]

34.	[Intentionally Deleted]

35.	Availability – Liberty

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

Once the Liberty system has been substantially implemented as agreed by the Parties, Provider may review the performance data and follow the process in Section 8.3 of the Service Level and Service Credit Schedule to propose adjustments to this Key Measurement, if such adjustments are appropriate. Final adjustments, if any, will be mutually agreed by the Parties.

36.	Availability – MOM(Message Oriented Middleware)

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

Once the MOM system has been substantially implemented as agreed by the Parties, Provider may review the performance data and follow the process in Section 8.3 of the Service Level and Service Credit Schedule to propose adjustments to this Key Measurement, if such adjustments are appropriate. Final adjustments, if any, will be mutually agreed by the Parties.

37.	Availability – SAS (Security Access Services)

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

38.	[ Intentionally Deleted ]

39.	Availability – NAS (Network Attached Storage)

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 17 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

40.	Availability – Instant Messaging Aggregated Availability

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

41.	Availability – Nearline

Calculated by taking the (number of minutes in month) – (total Severity Level 1 and Severity Level 2 minutes (longest duration per incident) of systems in the group that were impacted) attributed to Provider for the systems in the group divided by the number of minutes in month expressed as a percentage.

42.	Completion of Storage Allocation Service Requests – Nearline

The number of Service Requests that were completed [ * * * * ] of a Company approved Service Request, divided by the total number of Service Requests received within a month, with the result expressed as a percentage. The elapsed time will be measured as the time from the submission of a Company approved Service Request, which specifies the requirements, and the completion of the Service Request.

43.	Availability – Enterprise Network Attached Storage (ENAS)

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 and Severity 2 minutes impacted) attributed to Provider divided by the number of minutes in month.

44.	Availability – Enterprise Storage Attached Network (ESAN)

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 and Severity 2 minutes impacted) attributed to Provider divided by the number of minutes in month.

45.	Performance Measure 1 for ENAS

The Parties agree that within sixty (60) days from completion of the Category 2 Oracle backups to Nearline Project (as described in the Transformation Schedule) and when at least one NAS device has been upgraded with performance upgrades, the Parties will establish a new ENAS Service Level, to measure performance of the ENAS devices. Benchmarking of this Service Level will commence within the same sixty (60) day period. Unless otherwise agreed to by the Parties, this Service Level will be measured as follows: (i) storage response time will be the measure of the time it takes to complete read and write transactions; (ii) the response time is measured from the initiation of the operation (request) to the completion of the operation (reply); (iii) it will be the end-to-end measurement and includes wait times (delays and latencies) and service times (actual work time); and (iv) the

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 18 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

response time will be measured from the host interface on the storage array, through the array cache and backend disk handling equipment. For purposes of this Service Level, ENAS shall be defined as a storage array capable of thin provisioning and where FAST/CACHE is enabled.

46.	Performance Measure 2 for ENAS

The Parties agree that within sixty (60) days from completion of the Category 2 Oracle backups to Nearline Project (as described in the Transformation Schedule) and when at least one NAS device has been upgraded with the performance upgrades, the Parties will establish a new ENAS Service Level to measure spikes in read/write requests. Benchmarking of this Service Level will commence within the same sixty (60) day Unless otherwise agreed to by the Parties, this Service Level will be measured as follows: (i) storage response time will be the measure of the time it takes to complete read and write transactions; (ii) the response time is measured from the initiation of the operation (request) to the completion of the operation (reply); (iii) it will be the end-to-end measurement and includes wait times (delays and latencies) and service times (actual work time); and (iv) the response time will be measured from the host interface on the storage array, through the array cache and backend disk handling equipment. For purposes of this Service Level, ENAS shall be defined as a storage array capable of thin provisioning and where FAST/CACHE is enabled.

47.	Performance Measure 1 for ESAN

Storage response time will be the measure of the time it takes to complete read and write transactions in all ESAN Building Blocks. The response time is measured from the initiation of the operation (request) to the completion of the operation (reply). It will be the end-to-end measurement and includes wait times (delays and latencies) and service times (actual work time). The response time will be measured from the host interface on the storage array, through the array cache and backend disk handling equipment. The following measure of performance is required:

1. [ * * * * ] of all read and write requests are serviced [ * * * * ]

The calculation basis for these measurements will be a summary total over a calendar monthly period of all read and write requests to each individual storage array. Each storage array must meet the measures for the reporting period.

If one or more of the following events causes the Provider to miss this Service Level, the missed Service Level will not be counted against the Provider:

•	Company declines to procure new ESAN array when Provider communicates the need for additional equipment;

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 19 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

•	Unforecasted growth of physical space;

•	IO capacity of a new system exceeds capacity forecasted based on historical trends or exceeds the capacity forecast specifically provided by Company for the system within the first three (3) months of operation; or

•	Abnormal IO activity Company (i) within a Company Application, or (ii) associated volumes.

This shall be calculated by taking the number of total read and write request in a calendar month minus the number of read and write requests [ * * * * ], divided by the total number of read and write requests in the same calendar month expressed as a percentage.

48.	Performance of Measure 2 of ESAN

Storage response time will be the measure of the time it takes to complete read and write transactions. The response time is measured from the initiation of the operation (request) to the completion of the operation (reply). It will be the end- to-end measurement and includes wait times (delays and latencies) and service times (actual work time). The response time will be measured from the host interface on the storage array, through the array cache and backend disk handling equipment. The following measure of performance is required:

1.	[ * * * * ] of read and write requests are serviced in [ * * * * ]

The calculation basis for these measurements will be a summary total over a calendar monthly period of all read and write requests to each individual storage array. Each storage array must meet the measures for the reporting period.

If one or more of the following events causes the Provider to miss this Service Level, the missed Service Level will not be counted against the Provider:

•	Company declines to procure new ESAN array when Provider communicates the need for additional equipment;

•	Unforecasted growth of physical space;

•	IO capacity of a new system exceeds capacity forecasted based on historical trends or exceeds the capacity forecast specifically provided by Company for the system within the first three (3) months of operation; or

•	Abnormal IO activity caused by Company (i) within a Company Application, or (ii) associated volumes.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 20 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

This shall be calculated by taking the number of total read and write request in a calendar month minus the number of read and write requests [ * * * * ], divided by the total number of read and write requests in the same calendar month expressed as a percentage.

49.	Number of Severity Level 1 Incidents – Critical Systems

Calculated by taking (the number of Severity Level 1 incidents across all Critical Systems in the preceding year minus the number of Severity Level 1 incidents across the same Critical Systems in the current year) divided by the number of Severity Level 1 incidents across all Critical Systems in the preceding year expressed as a percentage. If the resulting percentage is greater than or equal to 0%, then this Service Level is considered to be attained (100%). If the resulting percentage is less than 0%, then this Service Level is considered to be not attained (0%). This Key Measurement applies to the Critical Systems set forth in Exhibit A to this Attachment.

50.	Availability – Payment Solutions

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

51.	Availability – Trip PNR

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider divided by the number of minutes in month.

52.	Alerts Actioned (Midrange Technical Service Desk)

Number of defined alerts that Provider actions [ * * * * ] from the time a defined alert is received by Provider’s monitoring console divided by the total number of defined alerts received by Provider’s monitoring console expressed as a percentage. The defined alerts covered by this Key Measurement are described in the run books and shall be updated from time to time as described in the Procedures Manual. Actioned means when Provider completes the appropriate steps and actions that are defined in the run books for each defined alert.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 21 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2	Performance Category – Cross-Functional

1.	Help Desk Percentage of Problems Closed and Not Reopened

Number of problems during the month for which problem tickets were reopened at the Help Desk or are solved by an automated resolution process, and which were not reopened within [ * * * * ], divided by the total number of Calls during the month for which problem tickets were opened at the Help Desk or are solved by an automated resolution process, with the result expressed as a percentage. Reporting will show measure by region (North America, South America, EMEA, APAC).

2.	Help Desk Call Abandon Rate

Total number of Calls in which an Authorized User selects either (i) an option from the voice response unit (“VRU”) to speak to a Help Desk agent, or (ii) an option to leave a voice mail message and then terminates the Call prior to answer by a Help Desk agent, divided by the total number of Calls placed to the Help Desk within a month, with the result expressed as a percentage. Reporting will show measure by region (North America, South America, EMEA, APAC).

3.	Help Desk Authorized User Satisfaction Rating

Calculated as the average Authorized User satisfaction rating on a five (5) point scale measured upon closure of an Authorized User Call to the Help Desk. This Key Measurement shall be calculated by summing the satisfaction ratings for all survey responses, and dividing the sum by the total number of responses received in the month, with the result expressed as an average rating. Reporting will show measure by region (North America, South America, EMEA, APAC).

4.	Help Desk – Percentage of Problems Resolved within 3 Business Days

Number of Calls during the month for which problem tickets were opened at the Help Desk or that are solved through an automated resolution process and that had a time to resolve of [ * * * * ], divided by the total number of Calls during the month for which problem tickets were opened at the Help Desk or are solved by an automated resolution process, with the result expressed as a percentage. Problem resolution will be confirmed by the Provider using the Company notification process. Reporting will show measure by region (North America, South America, EMEA, APAC).

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 22 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Critical Reports

Number of reports delivered on time divided by the total number of opportunities to deliver on time expressed as a percentage.

6.	Passthrough and Resale Procurement Processing Turnaround Time (PO’s)

Total numbers of Passthrough and Resale purchase orders (“PO’s”) processed [ * * * * ] divided by the total number of PO’s processed in the month expressed as a percentage.

7.	Preliminary Estimate Processing & Turnaround Time

Total numbers of preliminary estimates (“PEs”) processed within [ * * * * ] divided by the total number of PEs returned to Company in the month expressed as a percentage.

8.	Security Administration Turnaround

Total number of requests completed/denied within [ * * * * ] divided by the total number of requests expressed as a percentage.

9.	Security Administration Accuracy

Total number of correct security requests divided by the total number of security requests expressed as a percentage.

10.	Number of Successful Changes

Total number of successful changes divided total number of changes expressed as a percentage. Excludes changes that are unsuccessful as the result of errors in Company Supported Software or related Company-provided scripts, or any direct Company action that adversely impacts Provider’s successful completion of the change.

11.	Company Equipment and Software Inventory

This Key Measurement shall be calculated by auditing a sample set of [ * * * * ] of Company’s Equipment and/or Software items, as applicable, for which the inventory information specified in the Services and Support Responsibilities Schedule is accurately reflected in Provider’s Asset Inventory and Management System (as shown by Company’s audit), divided by the total number of Company Equipment and/or Company Software items measured in the audit, with the result expressed as a percentage.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 23 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.	Standard ID Suspension

Total number of standard IDs suspended within [ * * * * ] divided by the total number ID suspension requests expressed as a percentage.

13.	Emergency ID Suspension

Total number of emergency IDs suspended within [ * * * * ] divided by the total number of emergency ID suspension requests expressed as a percentage.

14.	[Intentionally Deleted]

15.	[Intentionally Deleted]

16.	Critical Intrusion Detection Updates

Measurement. Provider must install, operate and maintain intrusion detection software. Provider must act upon alerts and install updates to intrusion detection software on intrusion detection infrastructure. Critical intrusion detection updates must be installed within [ * * * * ] of a critical intrusion detection update being issued by the intrusion detection and prevention subscription service.

Provider must establish the elapsed time to install critical intrusion detection updates to the intrusion detection systems using data sourced from Provider’s Service management tools. The elapsed time for installation of each critical intrusion detection update will commence with Provider advising Company in accordance with the Procedures Manual of the critical intrusion detection update being available, and end when the critical intrusion detection update has been installed and is in operation across all intrusion detection Equipment.

17.	Time to Detect Service Impact (Moved from Midrange)

Number of Severity Level 1 and Severity Level 2 incidents detected in less than [ * * * * ] divided by the total number of Severity Level 1 and Severity Level 2 incidents expressed as a percentage.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 24 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3	Performance Category – EUC

1.	Workstation Break/Fix Time to Respond

The number of workstation break/fix problems reported to the Help Desk that have a response time within [ * * * * ] of the problems being reported to the Help Desk, divided by the total number of workstation break/fix problems reported to the Help Desk in a month, with the result expressed as a percentage. The time shall be calculated from the time the Help Desk receives the Call to the time Provider contacts the Authorized User reporting the problem. Reporting will show measure by region (North America, South America, EMEA, APAC).

2.	Workstation Break/Fix Time to Resolve

The number of workstation break/fix events reported to the Help Desk that have a resolution time of the next business day divided by the total number of workstation break/fix events reported to the Help Desk in a month, with the result expressed as a percentage. The time shall be calculated from the time the Help Desk receives the Call to the time the workstation support team member contacts the Help Desk to report resolution of the event. Reporting will show measure by region (North America, South America, EMEA, APAC).

3.	On-boarding

The number of on-boarding requests that were completed within [ * * * * ] of receipt of the Company-approved request, divided by the total number of on-boarding requests completed within a month, with the result expressed as a percentage. The elapsed time will be measured as the time from the submission of a properly completed Company-approved request and the Company’s acceptance of the installations and proper performance. Reporting will show measure by region (North America, South America, EMEA, APAC).

4.	Soft IMAC Completion Time

The number of Soft IMAC requests that were completed within [ * * * * ] of the receipt of the Company-approved request at the Help Desk, divided by the total number of Soft IMAC requests received within a month, with the result expressed as a percentage. The elapsed time will be measured as the time from the submission of a properly completed Company-approved request and the Company’s acceptance of the installation and proper performance of the Equipment and/or Software. Reporting will show measure by region (North America, South America, EMEA, APAC).

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 25 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Hard IMAC Completion Time

The number of Hard IMAC requests that were completed within [ * * * * ] of the receipt of the Equipment by Provider divided by the total number of Hard IMAC requests received within a month, with the result expressed as a percentage. The elapsed time will be measured as the time from receipt of Equipment by Provider and the Company’s acceptance of the installation and proper performance of the Equipment and/or Software. Reporting will show measure by region (North America, South America, EMEA, APAC).

2.4	Project Services – Labor

1.	Estimation Accuracy – Schedule Estimate to Actual Variance

Detailed estimation accuracy – Schedule estimate to actual variance is calculated over a [ * * * * ] as the total number of implementations delivered during the period and within [ * * * * ] of the estimated implementation date divided by the total number of implementations expected to be delivered during the period.

2.	Percent of Production ADM Processes Completed On-Time

This Key Measurement is calculated as the number of production ADM processes completed and accepted by the Company within the period and within the defined schedule divided by the total number of production ADM processes expected to be completed during the period.

3.	Percentage of Implementations Delivered On or Under Budget

This Key Measurement is calculated over a [ * * * * ] as the number of implementations delivered within the budgeted scope (FTP hours as appropriate) divided by the total number of implementations.

4.	Response to Severity Level 1 Problems within 15 minutes (Fixed Price Maintenance Systems)

Response means the acknowledgement by Provider of a Severity Level 1 problem assigned by the Help Desk.

Response to Severity Level 1 problems is calculated as the percentage of Severity Level 1 Problems allocated to Provider by the Help Desk that are responded to within [ * * * * ] during the reporting period.

5.	Response to Severity Level 2 Problems within 30 minutes (Fixed Price Maintenance Systems)

Response means the acknowledgement by Provider of a Severity Level 2 problem assigned by the Help Desk.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 26 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Response to Severity Level 2 problems is calculated as the percentage of Severity Level 2 Problems allocated to Provider by the Help Desk that are responded to within [ * * * * ] during the reporting period.

6.	Restoration of Severity Level 1 Problems within 2 Hours (Fixed Price Maintenance Systems)

Restoration means Application processing can re-commence.

Restoration of Severity Level 1 problems is calculated as the percentage of Severity Level 1 problems allocated to Provider by the Help Desk that are restored within [ * * * * ] during the reporting period.

7.	Restoration of Severity Level 2 Problems within 3 Hours (Fixed Price Maintenance Systems)

Restoration means Application processing can re-commence.

Restoration of Severity Level 2 problems is calculated as the percentage of Severity Level 2 problems allocated to Provider by the Help Desk that are restored within [ * * * * ] during the reporting period.

8.	Resolution of Severity Level 1 Problems within 5Business Days (Fixed Price Maintenance Systems)

Resolution means a known problem in an Application as determined by root-cause analysis has been corrected.

Repair of Severity Level 1 problems is calculated as the percentage of Severity Level 1 problems allocated to Provider by the Help Desk that are repaired within [ * * * * ] during the reporting period.

9.	Resolution of Severity Level 2 Problems within 10 Business Days (Fixed Price Maintenance Systems)

Resolution means a known problem in an Application as determined by root-cause analysis has been corrected.

Repair of Severity Level 2 problems is calculated as the percentage of Severity Level 2 problems allocated to Provider by the Help Desk that are repaired within [ * * * * ] during the reporting period.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 27 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.	Severity Level 1 Problems Detected in Production (Fixed Price Maintenance Systems)

Severity Level 1 problems is the total number of Severity Level 1 problems detected in production, and logged and assigned to Provider in the reporting period.

11.	Severity Level 2 Problems Detected in Production (Fixed Price Maintenance Systems)

Severity Level 2 problems is the total number of Severity Level 2 problems detected in production, and logged and assigned to Provider in the reporting period.

12.	No Outage Greater than [ * * * * ] (Fixed Price Maintenance Systems)

Provider shall manage and maintain the Applications to ensure no single outage affects any Application to the extent that [ * * * * ] or more of the Authorized Users of that Application are unable to access the Application or lose effective access to the required user data for more than [ * * * * ].

The following measurements will be benchmarked after the transition of the Service Management Tools Applications to Provider is complete. If the benchmark is lower than the target ESL measures documented below, the Provider and Company will determine appropriate steps to improve service to meet the targeted levels within 90 days after the benchmark is complete. In the event the Parties agree that it is not commercially reasonable to meet these target levels, the Parties will agree on the appropriate measure.

13.	Availability – Service Management Tools

System Scheduled Uptime expressed as a percentage – calculated by taking the (number of minutes in month) – (total Severity Level 1 minutes impacted) attributed to Provider for the systems in the group divided by the number of minutes in month.

Target ESL Service Management Schedule Uptime [ * * * * ]

14.	First Response – Service Management Tools

First response means the acknowledgement by Provider of a user request. First response to user request is calculated as the number of requests that are responded to [ * * * * ] divided by the total number of requests received during the month, with the result expressed as a percentage.

Target ESL first response within [ * * * * ]

15.	Priority One Requests Completed – Service Management Tools

Provide support for priority one requests. Priority one requests are defined in the Procedures Manual and will not exceed [ * * * * ] percent of all requests logged.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 28 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Priority one requests completed are calculated as the number of priority one requests that are completed within [ * * * * ] of being logged, divided by the total number of priority one requests received during the month, with the result expressed as a percentage.

Target ESL priority one requests completed within [ * * * * ]

16.	Developer and Portfolio Content Management Tool Requests Completed – Service Management Tools

Completion of developer and portfolio/content management tool requests are calculated as the percentage of developer and portfolio/content management tool requests that are completed within [ * * * * ] from the receipt of the request, divided by the total number of developer and portfolio/content management tool requests received during the month, with the result expressed as a percentage.

Target ESL percentage of developer and portfolio/content management tool requests completed within [ * * * * ] from receipt of request [ * * * * ]

2.5	Mainframe

1.	Completion of Batch Jobs

Total number of batch jobs completed by targeted time * 100 / total number of targeted batch jobs. Excludes jobs covered under the Service Level for “Job Completion – QCP Batch Jobs.”

2.1	Availability – Test Systems VPARS – CERT

i.	System availability is expressed as a percentage and is calculated by taking the daily minutes – Scheduled downtime – Unscheduled downtime (attributed to Provider) x 100 divided by the total daily minutes – Scheduled downtime.

ii.	System availability is calculated and reported individually on the following VPARS: CERT: CERTC (ACPCRTC), CERTD (ACPCRTD), FCAC2 (ACPFCAC2), FCAC3 (ACPTXCTQ), ACPTXCTQ; ACPTXCTR

2.2.	Availability – Test Systems VPARS – TSTS

i.	System availability is expressed as a percentage and is calculated by taking the daily minutes – Scheduled Downtime – Unscheduled downtime (attributed to Provider) x 100 divided by the total daily minutes – Scheduled downtime.

ii.	System availability is calculated and reported individually on the following VPARS: TSTS: TSTSA (ACPSTSA), TSTSB (ACPSTSB), FCAT2 (ACPFCAT2), FCAT3 (ACPFCAT3), FPTQ (ACPFPTQ), FPTR (ACPFPTR)

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 29 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3.	Availability – Test Systems VPARS – TSAT for [ * * * * ]

i.	System availability is expressed as a percentage and is calculated by taking the daily minutes – Scheduled Downtime – Unscheduled downtime (attributed to Provider) x 100 divided by the total daily minutes – Scheduled downtime.

ii.	System availability is calculated and reported individually on the following VPARS for [ * * * * ] : TSAT (ACPSCWC), TTT (ACPSXWT)

2.4.	Availability – Test Systems VPARS – STGA System

i.	System availability is expressed as a percentage and is calculated by taking the daily minutes – Scheduled downtime – Unscheduled downtime (attributed to Provider) x 100 divided by the total daily minutes – Scheduled downtime.

ii.	System availability is calculated and reported individually on the following VPARS: G1C1A (ACPG1C1), G1F12 (ACPG1F1)

3.1.	Availability – VM/CMS – VM2 (Sy-J)

i.	System availability is expressed as a percentage and is calculated by taking the daily minutes – Scheduled downtime – Unscheduled downtime (attributed to Provider) x 100 divided by the total daily minutes – Scheduled downtime.

ii.	System availability is calculated and reported individually on VM2 (Sy-J)

3.2.	Availability – VM/CMS – VM3 (Sy-H)

i.	System availability is expressed as a percentage and is calculated by taking the daily minutes – Scheduled downtime – Unscheduled downtime (attributed to Provider) x 100 divided by the total daily minutes – Scheduled downtime.

ii.	System availability is calculated and reported individually on VM3 (Sy-H)

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 30 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	Job Completion – QCP Batch Jobs

Total number of batch jobs completed by targeted time * 100 / total number of targeted batch jobs. Excludes jobs covered under the Service Level for “Completion of Batch Jobs.”

2.6	Network

1.	Remote Access (VPN) Availability

For this Key Measurement, Actual Uptime will be measured for the VPN environments, excluding the Hardware VPN systems, and shall mean the period when the VPN environment is fully functional (allowing for workarounds within the system that are acceptable to Company) and providing Services to the entire population of Authorized Users. Actual Uptime divided by Scheduled Uptime for sgvpn, emeavpn, and ctrvpn platforms on a 24 x7 basis with the result expressed as a percentage.

2.	Sabre VendorServiceNet – ExtranetAvailability

For this Key Measurement, Actual Uptime will be measured for the extranet environment and shall mean the period when the extranet environment is fully functional (allowing for work-arounds within the system which are acceptable to Company) and providing Services to the entire population of Authorized Users. Actual Uptime divided by Scheduled Uptime on a 24 x 7 basis with the result expressed as a percentage.

3.	Einstein – Extranet Availability

For this Key Measurement, Actual Uptime will be measured for the extranet environment and shall mean the period when the extranet environment is fully functional (allowing for work-arounds within the system which are acceptable to Company) and providing Services to the entire population of Authorized Users. Actual Uptime divided by Scheduled Uptime on a 24 x 7 basis with the result expressed as a percentage.

4.	Contractor DMZ – Extranet Availability

For this Key Measurement, Actual Uptime will be measured for the extranet environment and shall mean the period when the extranet environment is fully functional (allowing for work-arounds within the system which are acceptable to Company) and providing Services to the entire population of Authorized Users. Actual Uptime divided by Scheduled Uptime on a 24 x 7 basis with the result expressed as a percentage.

5.	Voice Soft IMAC Completion

The number of Soft IMACs in a month with Soft IMAC completion times within the respective Service Level Time Period outlined in the table below or, where not specified in the table below, delivered as committed or otherwise

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 31 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

represented to Company, shall be divided by the total number of Company-approved Soft IMAC requests submitted during the month with the result expressed as a percentage. The date Provider receives the request is day zero (0). This Key Measurement will only be applicable to the requests that are processed by Provider.

Network Service	Soft IMAC Request Classification	Service Level Time Period

Voice	Configure Voice terminal	[ * * * * ]

Voice	Activate Voice mailbox	[ * * * * ]

IMACs that are performed as part of a Project are not considered for this Key Measurement calculation.

6.	Hard IMAC Completion Time

For each Hard IMAC request, Hard IMAC completion time shall be measured as the elapsed time between the time Company submits an approved Hard IMAC request to Provider and the time it has been successfully completed in accordance with the request.

The number of Hard IMACs in a month with Hard IMAC completion times within the respective Service Level Time Period outlined in the table below or, where not specified in the table below, delivered as committed or otherwise represented to Company, shall be divided by the total number of Company-approved Hard IMAC requests submitted during the month with the result expressed as a percentage.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 32 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Network Service	Hard IMAC Request Classification	Service Level Time Period

Data	Router installation and configuration	[ * * * * ]

Data	Install new circuit	[ * * * * ]

Data	LAN switch installation and configuration	[ * * * * ]

Data	Install new cable drop	[ * * * * ]

Voice	PBX installation and configuration	[ * * * * ]

Voice	Install and configure Voice terminal	[ * * * * ]

Voice	Voicemail system installation and configuration	[ * * * * ]

IMACs that are performed as part of a Project are not considered for this Key Measurement calculation.

7.	Intentionally deleted.

8.	Soft IMAC Completion

The number of Soft IMACs in a month with Soft IMAC completion times within the respective Service Level Time Period outlined in the table below or, where not specified in the table below, delivered as committed or other represented to Company, shall be divided by the total number of Company-approved Soft IMAC requests submitted during the month with the result expressed as a percentage.

Network Service	Soft IMAC Request Classification	Service Level Time Period

Data	Router software configuration	[ * * * * ]

Data	LAN switch software configuration	[ * * * * ]

Data	Activate LAN port	[ * * * * ]

Data	Logical circuit provisioning	[ * * * * ]

[ * * * * ]

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 33 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IMACs that are performed as part of a Project are not considered for this Key Measurement calculation.

Company/Provider Confidential

Amendment I (September 11, 2012)	Page 34 of 34

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 11 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

Exhibit A to Attachment B Critical Systems List

Critical Systems List

Code (if applicable)	System	System Grouping
acars	ACARS	Air Centre
aircrew	Air Crews	Air Centre
dispman	Dispatch Manager	Air Centre
fcs	Flight Control Suite	Air Centre
flightexp	Flight Explorer	Air Centre
loadman	Load Manager	Air Centre
movman	Movement Manager	Air Centre
rocade	Rocade	Air Centre
streamline	Streamline	Air Centre
ATSE	Air Travel Shopping Engine	Air Services
IntelliSell	IntelliSell	Air Services
SSI	Sabre Sonic Inventory	Air Services
airserv	Air Serv	Air Vision
airflite	AirFlite	Air Vision
airprice	AirPrice	Air Vision
cargomax	CargoMax	Air Vision
cargospot	CargoSpot	Air Vision
cmdcenter	Command Center	Air Vision
essrptr	Essentials Reporter	Air Vision
groupman	Group Manager	Air Vision
quasar	Quasar	Air Vision
ramco	RAMCO	Air Vision
revint	Revenue Integrity	Air Vision
revintild	Revenue Integrity ILD	Air Vision
revman	Revenue Manager	Air Vision
smartflow	Smartflow	Air Vision
wisevision	WiseVision	Air Vision
asx	Airline Services Exchange	Air Vision
BBIS	Blackbeard	Customer Access
CTS/HCC	Common Translation Services / HCC	Customer Access
ESSM	Enterprise Session and Security Manager	Customer Access
Meridian	Meridian **	Customer Access

Company/Provider Confidential	1 of 3
Final (January 31, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A to Attachment B Critical Systems List

MOM	Message Oriented Middleware	Customer Access
NOFEP	New Open Front End Processor	Customer Access
OFEP	OFEP	Customer Access
PubSub	PubSub	Customer Access
SWS	Sabre Web Services	Customer Access
SAS	Security Access Services	Customer Access
SiteMinder	SiteMinder	Customer Access
SSG	Supplier Side Gateway	Customer Access
checkin	Checkin	Online Booking
GetThere	GetThere	Online Booking
Global Hotels	Global Hotels	Online Booking
MTS	Sabre Merchant Travel Solutions	Online Booking
SSW	Sabre Sonic Web	Online Booking
TCY	Travelocity	Online Booking
comportal	Community Portal	SaaS Leveraged
execdash	Executive Dashboard	SaaS Leveraged
granplan	Gran Plan	SaaS Leveraged
SitaTex	SitaTex Messaging	SaaS Leveraged
util	Utility Servers	SaaS Leveraged
centiva	Centiva	Travel Booking
CCC	Consolidated Customer Content **	Travel Booking
eHotels	eHotels	Travel Booking
FSP	Fulfillment Service Platform	Travel Booking
Liberty	Liberty	Travel Booking
MySabre	MySabre	Travel Booking
PPP	Power Plus Profile	Travel Booking
reacom	Reacomm Manager	Travel Booking
travloy	Traveler Loyalty	Travel Booking
pmt	Payment Solutions*	Travel Booking
tPNR	Trip PNR*	Travel Booking

Company/Provider Confidential	2 of 3
Final (January 31, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A to Attachment B Critical Systems List

*	Designated Critical Systems effective 9/1/2012

**	No longer designated Critical Systems effective 9/1/2012

Company/Provider Confidential	3 of 3
Final (January 31, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 12 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

EXHIBIT 2.6

TO THE SERVICES AND SUPPORT RESPONSIBILITIES SCHEDULE

STATEMENT OF WORK FOR

PROJECT SERVICES AND LABOR

Company/Provider Confidential	Page 1 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0	GENERAL			4
	1.1	Attachments		4
2.0	PROJECT SERVICES AND LABOR			4
	2.1	General		4
	2.2	Project and Labor Services		5
		2.2.1	Processing and Filling Resource Requests	5
		2.2.2	Tracking Resource Usage and Performance	6
		2.2.3	Planning and Forecasting	6
		2.2.4	Performing Project and Labor Services	6
3.0	SOFTWARE DEVELOPMENT AND MAINTENANCE			7
	3.1	Software Methodologies, Standards and Architecture		7
		3.1.1	Software Methodologies, Tools, and Practices	7
		3.1.2	Software Standards	7
		3.1.3	Software Architecture	8
	3.2	Software Planning and Analysis Services		8
	3.3	Software Design/Build Services		9
		3.3.1	Software Design and Build	9
		3.3.2	Other Provider Support	10
	3.4	Software Testing Services		11
		3.4.1	Software Testing	11
		3.4.2	User Acceptance Testing	12
	3.5	Software Implementation Services		13
		3.5.1	Implementation Management	13
		3.5.2	Training and Education	14
	3.6	Software Maintenance and Support Services		15
		3.6.1	Resources	15
		3.6.2	Error Correction	15
		3.6.3	Preventive Maintenance	17
		3.6.4	Minor Enhancements	17
		3.6.5	On-Demand/Ad Hoc	18
		3.6.6	Regulatory Changes	18
		3.6.7	Production Control and Scheduling	19
		3.6.8	Operations Support	19

Company/Provider Confidential	Page 2 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	3.7	Software Management		20
		3.7.1	Software Project Management	20
		3.7.2	Change Management	21
		3.7.3	Software Documentation	22
		3.7.4	Software Release Control	22
		3.7.5	Software Source Code Security	23
		3.7.6	Data Interfaces	23
		3.7.7	Existing or New Software Integration	24
		3.7.8	Software Disaster Recovery	24
		3.7.9	Authorized User Support	25
		3.7.10	Logical Database Administration (“DBA”) and Development Support	26
	3.8	Problem Management and Help Desk Support		27
		3.8.1	Software Problem Management	27
		3.8.2	Levels 1 and 2 Support	27
		3.8.3	Level 3 Support	28
	3.9	Software Quality Assurance		28
	3.10	Software Productivity		29
	3.11	Data Exchange (EDI) Services		30
	3.12	Advanced Capacity Planning		31
4.0	SERVICE MANAGEMENT TOOLS			32
	4.1	Operational Maintenance and Technical Support		32
	4.2	Deployment, On-boarding and Integration		34
	4.3	Service Reporting and Management Information		35

Company/Provider Confidential	Page 3 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0	GENERAL

As set forth in this Exhibit to the Services and Support Responsibilities Schedule, as of the Effective Date, the Provider will be responsible for providing Infrastructure Project- based work, Software Development and Maintenance Services, and staff supplementation to the Company, in accordance with the terms of the Agreement, for work requests that do not fall within the Base Charges.

The Provider is also required to provide the Services in Exhibit 2.1 (Cross Functional – General Services) and Exhibit 2.2 (Cross Functional – Equipment and Software Services) to this Schedule in conjunction with the Services described in this Exhibit.

For the purposes of this Exhibit, “Supplemental Staff” means time and materials resources provided by Provider to the Company who are either: (i) part of a joint project staffed with both Company and Provider resources, (ii) staff augmentation for a Company-managed project, or (iii) are a resource with a specific skill set or level of experience.

1.1	Attachments

The following Attachment is provided with this Exhibit.

Attachment A: Contains a list of Company Applications that have been designated and agreed to by the Parties as Service Management Tools.

2.0	PROJECT SERVICES AND LABOR

2.1	General

The Provider’s responsibilities include the following:

1.	Providing staff supplementation and Project-based work to Company, in accordance with the terms of the Agreement.

2.	Providing staff supplementation and Project services as requested by Company in the form of a request utilizing the request process.

3.	Providing responses to the request which contain, at a minimum:

3.1.	A detailed description of the staff supplementation or Project services to be performed by Provider.

3.2.	Provider’s contact name, address and telephone number.

3.3.	Company’s contact name and telephone number.

3.4.	Company’s project manager.

Company/Provider Confidential	Page 4 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.5.	An enumeration of any items of expense authorized for reimbursement to Provider, as well as the basis for such reimbursement, such as the applicable form of Company’s expense guidelines.

3.6.	The maximum total expenditure authorized, which is understood to mean dollar amount beyond which Provider may not invoice for staff supplementation or Project services under a specific request without prior written agreement.

3.7.	A list of deliverables and a milestone Project schedule associated with Company’s acceptance of the completed milestones.

3.8.	A statement defining the commencement and completion dates for work to be performed.

3.9.	A unique identifying project number.

3.10.	Approval of representatives authorized by Company and Provider to execute the request.

3.11.	Changes to a request will follow a formal change request process for documenting and approving proposed changes.

2.2	Project and Labor Services

2.2.1	Processing and Filling Resource Requests

The Provider’s responsibilities include the following:

1.	Working with Company to define the resource needs and associated costs, technical skills and industry or specialty background and any other pertinent criteria to ensure the resource will be able to perform his or her required role at Company.

2.	When reasonably requested by Company, provide a resource candidate list and resume packet for a reasonable number of potential candidates to interview, for Supplemental Staff positions.

3.	When reasonably requested by Company, allow Company to (i) interview and approve proposed Supplemental Staff and (ii) replace Supplemental Staff.

4.	Work with Company in good faith prior to changing or reassigning any Provider personnel.

5.	Providing Company status updates on the resource(s) selected. Status updates would include information on resource availability, start date and travel requirements.

Company/Provider Confidential	Page 5 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	Providing a “request manager” to be the single point of contact for all resource requests and responses that flow from Provider.

7.	Administrative activities associated with bringing a resource on board.

8.	Ensure all Provider resources assigned to work on Company projects have the appropriate administrative and technical training to perform assigned duties.

9.	When a work assignment is complete, close all associated project numbers.

2.2.2	Tracking Resource Usage and Performance

The Provider’s responsibilities include the following:

1.	Performing resource management functions for all Provider resources assigned to Company. These functions include developing and maintaining staff plans, maintaining resource usage history, capacity, and utilization, monitoring performance of resources, and performing activities associated with on-boarding or off-boarding of resources.

2.	Creating and distributing resource usage reports. Provider will be required to report resource usage at a level that meets the chargeback requirements of Company.

3.	Taking corrective action when the performance of Provider resources is not acceptable to Company, including providing feedback to the resources.

2.2.3	Planning and Forecasting

The Provider’s responsibilities include the following:

1.	Participating in planning activities with Company, such as project planning, tracking and oversight activities. Upon notice from Company of the need for resources, Provider will supply resources within sixty (60) days of the request, provided that resources requested are within the bounds of any skill set needed to perform the Services.

2.	Participating in strategy and planning sessions for new projects or initiatives.

3.	Attending Company resource management meetings, as requested by Company.

2.2.4	Performing Project and Labor Services

1.	All Provider resources assigned to Company will be trained on the following expectations and perform duties accordingly:

1.1.	Attend all meetings associated with performing the Project or Service

1.2.	Complete agreed deliverables on the committed date

Company/Provider Confidential	Page 6 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.3.	Clearly define and communicate dependencies that would prevent completion of assigned tasks.

1.4.	Provide status reporting as requested by Company.

1.5.	Promptly communicate to Company any tasks that cannot be completed as expected, and provide remedy.

1.6.	Adhere to all Company project management and other policies and procedures associated with the work assignment.

1.7.	Work with Company-hired or designated Third Parties as needed to fulfill work assignment.

3.0	SOFTWARE DEVELOPMENT AND MAINTENANCE

All Software developed by Provider under this Exhibit is subject to the terms of the Technology License Agreement.

3.1	Software Methodologies, Standards and Architecture

The Company maintains and uses multiple development methodologies. The Provider shall have the option to continue use of these methodologies or to submit an alternative methodology for the Company’s review and approval.

3.1.1	Software Methodologies, Tools, and Practices

The Provider’s responsibilities include the following:

1.	Document and refine Software development methodologies.

2.	Create methods, processes, and procedures.

3.	Coordinate implementation of methods, processes, and procedures.

4.	Install and monitor source control tools.

5.	Verify conformance to requirements and programming standards.

3.1.2	Software Standards

The Provider’s responsibilities include the following:

1.	Conform to Company’s user interface, machine interface, and programming standards (for example, GUI, EDI and IP) for all development, enhancement, and maintenance activities.

2.	Develop and communicate these Software standards.

Company/Provider Confidential	Page 7 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Understand the impact of Software standards on Third Party Agreements.

4.	Develop processes and procedures to meet Software standards.

5.	Ensure compliance with Company’s enterprise architecture.

3.1.3	Software Architecture

The Provider’s responsibilities include the following:

1.	Develop and maintain, with Company’s direction and approval, Software architecture. Such architecture will be in accordance with the Long Range IT Plan as described in Exhibit 2.2 (Cross Functional – Equipment & Software Services) to this Schedule.

2.	Participate in the development, distribution, communication, use, and compliance with Company’s architecture and design guidelines.

3.	Select and apply appropriate Software architecture design.

4.	Certify and maintain audit compliance with design guidelines.

3.2	Software Planning and Analysis Services

The Provider’s responsibilities include the following:

1.	Ensure that all plans for Software development and maintenance are consistent with Company’s approved technical architecture and standards.

2.	Analyze the objectives for both the overall Software portfolio and individual Software, and assess the current and planned technical environment.

3.	Identify requirements by engaging and working with the Software stakeholders.

4.	Develop functional specifications for proposed Software and/or functionality changes to existing Software, with prior approval from the Company.

5.	Perform initial technical analysis activities for Software development.

6.	Define high-level data requirements for Software under development.

7.	Develop initial integration requirements for Software, including legacy environments.

8.	Work with the appropriate infrastructure teams to ensure that the necessary infrastructure will be in place to support Software requirements.

9.	Document all initial functional and technical Software requirements in a Company acceptable format, which may evolve over time.

Company/Provider Confidential	Page 8 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.	Perform a make versus reuse versus buy analysis for the Software development project.

11.	Develop an initial project plan for the Software development project.

12.	Perform a project risk analysis.

13.	Develop initial training requirements for the Software being developed, for personnel providing the Services, and/or for Authorized Users.

14.	Integrate quality management; improved productivity and operation; and support management into the Software development plan.

15.	Select the development environment and tools.

16.	Conduct planning, analysis, and progress reviews with appropriate Company personnel.

17.	Provide all Provider-related information for Software development so that the Company can determine Software return on investment and cost/benefit justification.

3.3	Software Design/Build Services

3.3.1	Software Design and Build

The Provider’s responsibilities include the following:

1.	To the extent possible, reduce the number of interfaces; increase the number of reusable objects; enable Software portability and scalability; and recommend commercially available Third Party products requiring little or no customization.

2.	Adhere to Company’s approved Software development methodologies and programming standards.

3.	Resolve conflicting resource priorities.

4.	Monitor development resource priorities.

5.	Review Third-Party Software upgrades.

6.	Monitor, track, and report status.

7.	Acquire approval of deliverables.

8.	Develop work and resource plans.

9.	Compile issues lists.

Company/Provider Confidential	Page 9 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.	Create Software designs.

11.	Propose design alternatives.

12.	Provide development facilities.

13.	Create Software technical designs.

14.	Develop system prototypes as applicable.

15.	Construct Software (including user interfaces, conversion, and data interface software) and databases.

16.	Perform Software development Change Management.

17.	Initiate and execute Third Party Agreements for Third Party Software components within Provider’s scope.

18.	Provide all Provider related data for the Company to determine return on investment and cost/benefits justifications.

19.	Revise initial Software project plans, quality assurance plans, test plans, implementation plans, and operations and support plans, as needed.

20.	Develop, with Company support, Software acceptance test cases.

21.	Test all Provider-developed or modified Software.

22.	Coordinate implementation and acceptance of Software.

23.	Perform quality assurance reviews on Software developed, implemented or maintained by Provider.

24.	Perform peer reviews and code walkthroughs.

25.	Develop and conduct required user and Help Desk training.

26.	Notify Third Party Vendors of any potential impact due to changes in the Software portfolio.

3.3.2	Other Provider Support

The Company may choose to engage Third Parties to develop Software. Company will pre-approve any Third Party that may be used to develop Software.

Provider to develop and Company to approve a description of the criteria that such Software must satisfy in order for the Provider to accept, without extra charge, the Software as part of the Services. Until such acceptance is obtained, no such Software will be part of Provider’s responsibilities.

Company/Provider Confidential	Page 10 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Company expects that the Provider will provide most of the design and build services (to include data interfaces) for development projects as the Company approves them. However, the Provider may also have to assist Third Parties that have been selected to implement certain specific projects.

The Provider’s responsibilities include the following:

1.	Provide Third Party Software developers with infrastructure requirements and guidelines for support, standards, and methodology.

2.	Conduct quality assurance reviews of Third Party Software developers’ Software for compliance with the Company’s standards and methodology, provided such Third Party Software developer has provided the standard levels of documentation and access to the Third Party Software.

3.	Subject to the Company’s prior written consent, supply Third Party Software developers with interface requirements including Software object code.

4.	Provide Third Party Software developers with integration standards and guidelines for implementation.

5.	Assist Third Party Software developers with interface testing.

6.	Review and coordinate implementation of Third Party Software developers’ Software.

7.	Accept Third Party Software developers’ Software with production sign-off, deficiency report, and acceptance for maintenance.

3.4	Software Testing Services

3.4.1	Software Testing

The Provider’s responsibilities include the following:

1.	Test services for the Company’s Software developed or modified by the Provider.

2.	Support and operate testing facilities for integration, beta, stress, regression testing, etc.

3.	Coordinate Software testing configurations, including coordination with IT infrastructure teams or Third Parties in regard to Equipment, Software, network, capacity, and other requirements needed for testing.

4.	Coordinate LAN/WAN connectivity testing.

5.	Develop and maintain test data and repositories.

Company/Provider Confidential	Page 11 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	Develop unit, functional, system, performance, load, stress, integration and regression test plans, and schedules.

7.	Verify compliance with the Company’s testing specifications and requirements.

8.	Complete all required testing documentation.

9.	Record and report test results.

10.	Conduct walk-throughs of test results.

11.	Correct Software defects.

12.	Monitor and review production defects in order to improve test models over time.

13.	Conduct the following tests for compatibility on the Company standard suite of products, non-standard Equipment and Software, Commercial Off The Shelf (“COTS”) and custom-developed Software prior to introducing and releasing a change into the Company’s production environment.

13.1.	Unit

13.2.	Functional

13.3.	System

13.4.	Performance

13.5.	Load

13.6.	Stress

13.7.	Integration

13.8.	LAN/WAN connectivity

13.9.	Regression

3.4.2	User Acceptance Testing

The Provider’s responsibilities include the following:

1.	Perform, with Company support, user acceptance testing services for the Company’s Software developed or modified by the Provider.

2.	Develop, with Company support, user acceptance test plans and Acceptance Test Criteria for approval by the Company.

3.	Develop Acceptance Test Criteria with the Company’s personnel.

Company/Provider Confidential	Page 12 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	Implement a matrix of Authorized User and design requirements to test cycles and scripts.

5.	Develop, with Company support, test cases for user acceptance testing.

6.	Coordinate user acceptance testing, including identification and support for all Authorized Users participating in the testing.

7.	Manage user acceptance testing.

8.	Record and report user acceptance testing results.

9.	Review changes and enhancements with Authorized Users and obtain approval of user acceptance testing results from the Company.

3.5	Software Implementation Services

3.5.1	Implementation Management

The Provider’s responsibilities include the following:

1.	Assume responsibility for implementing all Software developed or modified by the Provider or a Provider subcontractor in a manner that minimizes disruption to the Company’s business environment.

2.	Resolve resource conflicts.

3.	Identify potential implementation conflicts and coordinate resolution with appropriate parties.

4.	Coordinate with system owners and implementation managers.

5.	Develop implementation and transition strategies and plans.

6.	Develop data migration strategies and plans.

7.	Develop a contingency plan for each implementation that will include, where appropriate, backout procedures, notification and escalation lists, work-around plans, affected resources, and risk assessments.

8.	Develop and report business risk and impact analyses.

9.	Develop and report technical risk and impact analyses.

10.	Ensure that Provider-developed or modified Software moved into production complies with the Company’s architecture standards and strategy.

11.	Inform the Company when any Company-selected Third Party-developed Software does not comply with architecture standards and strategy.

Company/Provider Confidential	Page 13 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.	Coordinate and monitor installation activities.

13.	Conduct pre-implementation readiness reviews.

14.	Coordinate the installation of Equipment and Software per implementation plan.

15.	Schedule implementation dates.

16.	Define and control production schedules.

17.	Perform installation testing.

18.	Summarize and report test results.

19.	Prepare documentation and orientation training for infrastructure personnel, Help Desk personnel, and any other pertinent personnel delivering Services to the Authorized User.

20.	Conduct Authorized User orientation, notification, and training activities relating to Software implementation.

21.	Provide support for the implementation of Software as outlined in the implementation plan (for example, planning, testing, data migration, monitoring, and problem resolution).

22.	Coordinate implementation and promotion (moving from test to production) of Software with Authorized Users, data center production control, and scheduling organizations.

23.	Migrate Software data.

24.	Conduct post implementation analysis to assess Software effectiveness, cost, usability, and Authorized User satisfaction.

25.	Conduct post-implementation technical analysis, documenting lessons learned and providing recommendations for implementing continuous improvement.

26.	Define and document the data backup and restoration requirements for the Disaster Recovery Plan for all implementations.

3.5.2	Training and Education

The Provider’s responsibilities include the following:

1.	Train and educate the Company’s Authorized Users and other suppliers in Software development performed by the Provider.

2.	Perform a training needs analysis.

Company/Provider Confidential	Page 14 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Determine the training material/method of delivery design.

4.	Determine the training method of delivery.

5.	Develop training material (including any online help that may be required).

6.	Work with other suppliers of training programs to evaluate training material.

7.	Recommend the training roll out strategy for the Company’s approval.

8.	Deliver train-the-trainer sessions.

3.6	Software Maintenance and Support Services

3.6.1	Resources

The Provider’s responsibilities include the following:

1.	Provide Software maintenance and support resources that are productive and well trained, and meet the delivery projections and Service Level commitments in support of the Company’s Software, as such Software may be changed, supplemented, or replaced over the Term of the Agreement.

2.	Make available the necessary and appropriate Software maintenance and support resources assigned to discretionary tasks for the performance of Software development Services (only to the extent that such availability does not adversely affect the performance of their other responsibilities in respect of Software maintenance and support Services).

3.	Manage the Software maintenance and support staff so that an individual’s unavailability as the result of holidays, vacation, or sick time will not degrade the Provider’s ability to meet applicable Service Levels (and ensure that the Provider shall accomplish the amount of work that the individual would have been able to accomplish had the absence not occurred).

3.6.2	Error Correction

The Provider’s responsibilities include the following:

1.	Resolve all Software maintenance problems that require database, Software code, and/or operational modifications as a result of error correction.

2.	Take responsibility for Provider-maintained Software, the Company Third Party Software, and Provider Third Party Software by:

2.1.	Identifying Software and/or database problems, provided that Provider has been given standard levels of documentation for Company Third Party Software and access to such Software to enable identification of the problem.

Company/Provider Confidential	Page 15 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2.	Notifying the applicable supplier.

2.3.	Arranging for the corrections to be made.

2.4.	Coordinating the corrections.

2.5.	Testing the corrections.

2.6.	Scheduling the installation of the corrections into production.

2.7.	Submitting the change to production.

3.	Report problems in accordance with the Company’s Problem Management process.

4.	Manage, resolve, and escalate reported problems for the Software and databases provided that the Provider has been given standard levels of documentation for Company Third Party Software and access to such Software to enable this activity.

5.	Perform root-cause analysis for problems defined as Severity 1 and Severity 2, and provide such analysis to the Company personnel, provided that the Provider has been given standard levels of documentation for Company Third-Party Software and access to such Software to enable this activity.

6.	Update user, system, and operations documentation as necessary.

7.	Conduct post-mortem reviews for error corrections.

8.	Provide emergency support in order to:

8.1.	Prevent production abnormal program terminations.

8.2.	Correct errors or invalid data.

8.3.	Rectify any other problems that may occur associated with Software or databases (“fix when broken”). This includes taking any action necessary to reinstate both the Software and, if applicable, all Services to the Company, including coordination with Software and IT infrastructure operations to restart or amend production schedules that are the result of:

8.3.1.	Late arrival of critical interfaces, Software, or databases.

8.3.2.	Equipment or Network communications problems.

9.	Work closely with appropriate Company personnel to ensure appropriate progress reporting and effective production problem resolution.

10.	Perform error correction activities in accordance with Service Level requirements.

Company/Provider Confidential	Page 16 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.6.3	Preventive Maintenance

The Provider’s responsibilities include the following:

1.	Perform Software tuning, code restructuring, and other efforts to improve the efficiency and reliability of programs and to minimize ongoing maintenance requirements.

2.	Assess opportunities to reduce (or avoid) costs associated with Software support and operations, regardless of platform.

3.	Provide Provider-related data for financial justification and planning preventive maintenance.

4.	Monitor and analyze trends to identify potential problems.

5.	Provide tools to help identify areas where preventive maintenance might be performed to improve Software efficiency, in terms of both the performance of the Software and any related maintenance and support effort.

6.	Benchmark the performance of Software prior to production installation of improvement processes as part of an approved plan, at the Company’s request.

7.	Perform such efforts within the authorized funding for the Software and recommend any preventive maintenance for Company’s approval that will decrease the Company’s costs.

8.	Ensure that standards approved by the Company are followed during the installation of the Software.

3.6.4	Minor Enhancements

The Provider’s responsibilities include the following:

1.	Perform all minor enhancements to the Software portfolio. This includes any change that modifies or adds functionality to existing Software, including changes required for the Company’s regulatory, legal and audit compliance, and industry and government-required changes.

2.	Prioritize projects.

3.	Provide Provider-related data for financial justification and plan for minor enhancements.

4.	Monitor and report on the status of minor enhancements.

5.	Ensure compliance with Software development methodology and programming standards.

Company/Provider Confidential	Page 17 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	Interface with the Company management and coordinate with Authorized Users throughout the Software life cycle.

7.	Update user, system, operations, and Help Desk documentation.

3.6.5	On-Demand/Ad Hoc

The Provider’s responsibilities include the following:

1.	Perform all ad hoc requests that may be initiated by Authorized Users or may take the form of special business requests. With respect to certain Software, on- demand work may be requested of maintenance/Help Desk staff, (for example, in the case of an on-demand request for additional information to support the Company customer dispute resolution).

2.	Prioritize projects.

3.	Monitor and report on progress.

4.	Ensure compliance with Software development methodology, testing methodology, and programming standards.

5.	Obtain authorization through the request authorization process as set forth in [the Procedures Manual], except for on-demand work that is pre-approved by the Company. On-demand requests can either be scheduled for an agreed-upon implementation or for inclusion with a scheduled release.

3.6.6	Regulatory Changes

The Provider’s responsibilities include the following:

1.	Perform all regulatory changes required of the Company and/or the Provider during the Term.

2.	Recommend and perform modifications within or across national boundaries to maintain compliance with local, regional, national, and international regulatory changes applicable to the Company’s business.

3.	Perform such modifications within acceptable timeframes as required by regulation or otherwise established by the Parties for compliance.

4.	Where the Company or Provider Third Party Vendors must make modifications to their Software, service or technology platform to achieve compliance with the above changes, the Provider’s performance will include the following activities:

4.1.	Oversee these activities.

4.2.	Verify that they are performed within acceptable timeframes.

4.3.	Provide progress reports to the Company at regular intervals.

Company/Provider Confidential	Page 18 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Support any litigation reviews, regulatory reviews, audits, compliance assessments, and data-gathering exercises.

6.	Monitor industry-wide IT regulatory requirements applicable to Provider for potential impacts to Software.

3.6.7	Production Control and Scheduling

The Provider’s responsibilities include the following:

1.	Integrate each Authorized User department’s self-determined and controlled production schedule with the Software and IT infrastructure production and control scheduling functions for the Company Software Services.

2.	Support the 24 x7 production-processing schedule (except during scheduled maintenance hours) as required by the Company.

3.	Monitor and manage production schedules.

4.	Update access and parameter tables contained within the Software where applicable.

5.	Coordinate with production staff for scheduling.

3.6.8	Operations Support

The Provider’s responsibilities include the following:

1.	Implement and monitor an effective and efficient operations environment.

2.	Update the system change request status.

3.	Support production staffs with scheduling, backout recovery, job balancing, and production output monitoring for completion and correctness, and monitor exception logs.

4.	Monitor production output for correctness.

5.	Support production staffs to adapt operational processes and procedures.

6.	Communicate effectively with the Company’s management.

7.	Perform ad hoc reporting.

8.	Create and maintain reasonable documentation for all Software and Authorized User procedures that affect operations.

9.	Prioritize Software operations during a crisis.

Company/Provider Confidential	Page 19 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.7	Software Management

3.7.1	Software Project Management

Upon receipt of a request for new development or enhancement services, the Provider’s responsibilities include the following:

1.	As requested by the Company, provide the Company with cost quotes, risks and implications against stated suggested scope (order of magnitude/statement of service) for technical and infrastructure solution

2.	As requested by the Company, prepare a proposal, which will include the following:

2.1.	A Project Plan describing the approach and project timeline.

2.2.	Cost and resource estimates for each phase of the development or enhancement (design, programming and alpha testing, user acceptance testing, training, and implementation).

2.3.	Cost estimates for the ongoing maintenance and support resource requirements and costs for the Software post-implementation.

3.	Develop and implement Software development life-cycle methodologies and supporting tools.

4.	Maintain Software development live-cycle methodologies and supporting tools.

5.	Utilize consistent methodologies and tools throughout the development and maintenance organization(s) to plan, monitor, and control projects throughout the development life cycle.

6.	Utilize project management principles that meet the following requirements:

6.1.	Use the Company’s approved project management tools (e.g., Microsoft Project).

6.2.	Recommend, maintain, and update a list of the Provider’s work activities and projects.

6.3.	Develop, maintain, and update project schedules.

6.4.	Develop a proposed pricing structure for projects.

6.5.	Monitor, track, and report actual results versus forecasted results.

6.6.	Perform variance analysis.

Company/Provider Confidential	Page 20 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.7.	Monitor and report progress, and institute corrective action against the plan.

6.8.	Hold status update meetings according to the project plan.

6.9.	Establish a critical employee list for each development and maintenance project.

6.10.	Provide necessary resources for Software support and projects.

6.11.	Assess technology risks.

6.12.	Assist in the identification and assessment of non-technology risks as well (e.g., organizational, financial, and business risks).

7.	Develop and provide to the Company a project scorecard summarized for all projects. The scorecard will at a minimum contain a project description, red- yellow-green indication for project schedule, project cost to date, and overall project status.

8.	Perform Software status reporting on a regular basis and additionally as requested by the Company.

9.	Follow Project closure procedures including:

9.1.	Completion of Project documentation.

9.2.	Closure of Project billing mechanisms.

9.3.	Provision of any pertinent information to the Company.

3.7.2	Change Management

The Provider’s responsibilities include the following:

1.	Receive, monitor, and report change requests from Authorized Users.

2.	Maintain a change log for all change requests, to include current status of change request.

3.	Estimate time and costs for changes.

4.	Identify and communicate proposed changes to the Company through the Change Management Process approved by the Company.

5.	Perform changes after receiving approval from the Company.

5.1.	The Company may pre-approve routine, minor, or emergency changes through the Change Management Process.

6.	Conduct reviews of changes with the Company after implementing the changes.

Company/Provider Confidential	Page 21 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.7.3	Software Documentation

The Provider’s responsibilities include the following:

1.	Document all Software developed, modified or installed into production after the Effective Date by the Provider in a manner acceptable to the Company in form and content. Such documentation will become the property of the Company and will be provided to the Company upon request.

2.	Develop and maintain all documentation on Software systems and services, including all Authorized User-related documentation developed, modified or installed into production after the Effective Date. Where it is determined that documentation is inaccurate (for example, due to errors or obsolescence), and such inaccuracy may affect the Services, the Provider will correct such documentation as part of normal day-to-day operational support. All documentation maintained by the Provider will be subject to approval by the Company and will conform to the Company’s documentation standards.

3.	Provide support, advice, and assistance to Authorized Users consistent with current documentation.

4.	Create and update online user documentation developed, modified or installed into production after the Effective Date.

5.	Update user reference manuals and publish them regularly.

6.	Identify and document runtime improvements.

7.	Create and update programming documentation and reference manuals developed, modified or installed into production after the Effective Date.

3.7.4	Software Release Control

The Provider’s responsibilities include the following:

1.	Perform all functions required to maintain the current Software environment.

2.	Unless otherwise approved by the Company, maintain all Third Party Software products at the release levels and currency as specified in Exhibit 2.2 (Cross Functional – Equipment and Software Services) to this Schedule.

3.	Perform all Software modifications, testing, and acceptance testing needed to maintain the aforementioned degree of currency.

4.	Assume full responsibility for release packaging and project commitments for the Software.

Company/Provider Confidential	Page 22 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Follow or, with the Company approval, improve the Company’s service delivery and release management processes in accordance with the existing the Company business planning, work authorization, and release management processes.

6.	Support the Company’s process for priority setting, planning, and scheduling of releases.

7.	Monitor the release schedule and report all schedule exceptions to the Company as required by the release management process.

8.	Provide the necessary interfaces during the development testing and implementation phases.

9.	Distribute and implement releases.

10.	Maintain source code and version control.

11.	Perform virus scanning and eradication on new and modified Software.

3.7.5	Software Source Code Security

The Provider’s responsibilities include the following:

1.	Implement all security requests and password change requests associated with Software code and executable modules subject to the Company approval on all data or information requests.

2.	Install and maintain source control Software.

3.	Monitor and restrict access to source code and data.

4.	Comply with ad hoc, annual audit, and regulatory requests.

5.	Perform data/source code security audits and report test results.

6.	Report any security violations.

3.7.6	Data Interfaces

The Provider’s responsibilities include the following:

1.	Provide all interfaces to new and existing systems, including Third Party Software packages; Authorized User computing systems; temporary or transitional interfaces between systems; and data conversions as necessary to provide homogeneous systems.

2.	Assist in the implementation of leading-edge interface methods and technology to simplify the number and complexity of interfaces.

Company/Provider Confidential	Page 23 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Provide and document interfaces to Third Party Software.

4.	Provide and document interfaces to developed Software.

5.	Provide temporary or transitional interfaces between systems.

6.	Provide data conversions as necessary.

7.	Develop and publish technology and data standards.

8.	Define the enterprise data model.

3.7.7	Existing or New Software Integration

The Provider’s responsibilities include the following:

1.	Support the integration of existing and new Software.

2.	Evaluate compatibility, benefits and risks, and advise the Company of the results.

3.	Execute processes and procedures for system integration testing.

4.	Integrate new or modified Software in testing procedures.

5.	Resolve compatibility issues.

6.	Track compatibility issues resolution.

7.	Make local modifications to tables and reference data for integration into the local environment.

8.	Localize Software as required to conform to local language, currency, numeric punctuation, etc.

9.	Ensure compatibility with current End-User Computing (“EUC”) Software.

10.	Provide expertise, training, and advisory services (including evaluation of benefits and risks) to the Company on new Software technologies.

3.7.8	Software Disaster Recovery

The Provider’s responsibilities include the following:

1.	Provide Disaster Recovery and Business Continuity support as required in Exhibit 2.1 (Cross Functional – General Services) to this Schedule.

2.	Develop new and maintain/upgrade existing Company procedures to support Disaster Recovery of mission-critical Operational Software.

Company/Provider Confidential	Page 24 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Develop and run a process that will determine/modify the list of mission-critical Operational Software, annually subject to the Company’s approval of the list of mission critical Operational Software.

4.	Review with Company no less than twice annually and refine Company’s record retention policies and practices to meet requirements for audits, including those conducted by outside regulators and taxing authorities.

5.	Develop and maintain business and data recovery plans as directed by Company as Operational Software is developed.

6.	Develop and maintain Operational Software recovery plans as the Operational Software or business needs change.

7.	Perform Operational Software recovery testing [ * * * * ]

8.	Retest any unsuccessful annual test within [ * * * * ].

9.	Determine data retention periods, with approval of Company.

10.	Implement the Disaster Recovery Plan upon the occurrence of a disaster.

3.7.9	Authorized User Support

The Provider’s responsibilities include the following:

1.	Provide support, advice, and assistance to the Company Authorized Users for all Operational Software through direct interaction and through Help Desk referrals/transfers.

2.	Provide Operational Software-specific Help Desk support to Operational Software users, which includes:

2.1.	Investigating and resolving user problems

2.2.	Providing technical support and advice

2.3.	Supporting Operational Software installations

2.4.	Answering user queries

3.	Identify and report to the Company opportunities that may increase user satisfaction and decrease problems/trouble reports.

4.	Respond to ad hoc user inquiries and provide user assistance.

5.	Balance user satisfaction versus development, supporting productivity in responding to users and reporting possible training needs.

6.	Provide Operational Software consulting services as requested.

Company/Provider Confidential	Page 25 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.7.10	Logical Database Administration (“DBA”) and Development Support

The Provider’s responsibilities include the following:

1.	Provide logical database support as needed, except for End-User Computing databases, to support the development and maintenance functions.

2.	Specify recovery procedures for each new Provider Supported Software database.

3.	Analyze database design and its impact on specific Operational Software modules by developing data models (using a common toolset and central repository) and translate logical models into physical designs so that the data model will meet performance requirements.

4.	Identify and evaluate design considerations.

5.	Propose database changes.

6.	Establish and maintain test and production databases.

7.	Analyze database activity, perform Provider Supported Software database performance tuning, and maintain test and production databases.

8.	Provide, with Company assistance, design consistency across Provider Supported Software and to identify data redundancies.

9.	Implement new transactions in existing databases.

10.	Participate in the development and maintenance of the Company data standards and definitions.

11.	Monitor database activity.

12.	Install new database management system software releases.

13.	Provide SYSGENs for new transactions.

14.	Make changes in a timely manner.

15.	Maintain data dictionary systems.

16.	Document all changes to databases.

Company/Provider Confidential	Page 26 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.8	Problem Management and Help Desk Support

3.8.1	Software Problem Management

The Provider’s responsibilities include the following:

1.	Repair Provider Supported Software code and correct any problems and/or Provider Supported Software defects.

2.	Devise short-term work-arounds to contain the problem’s impact.

3.	Lead a post-outage review on all Severity 1 and Severity 2 production problems in order to:

3.1.	Identify the root cause of the problem.

3.2.	Develop appropriate prevention and improvement initiatives.

4.	Provide the results of the post-outage review to the Company, and include the Company personnel and/or Third Party Vendors in the review as appropriate.

5.	Create temporary diagnostic versions of the Provider Supported Software module to identify and isolate problems.

6.	Create and deliver production Provider Supported Software patches.

7.	Work with other Third Party Vendors, as necessary, to resolve problems.

8.	Work with Operational Software Authorized Users, as necessary, to resolve problems.

3.8.2	Levels 1 and 2 Support

The Provider’s responsibilities include the following:

1.	Provide training to Help Desk personnel who provide Level 1 and Level 2 Support before any new Provider Supported Software or functionality is installed into production.

2.	Provide training to Help Desk personnel who provide Level 1 Support before any new Operational Software or functionality is installed into production.

3.	Provide and maintain systems and/or Authorized User documentation for all Operational Software such that:

3.1.	The Help Desk for all Services, described in Exhibit 2.1 (Cross Functional – General Services) to this Schedule, will be able to resolve most Level 1 and Level 2 Support for Provider Supported Software without requiring a transfer to a specialized Software Help Desk.

3.2.	The Help Desk for all Services described in Exhibit 2.1 (Cross Functional – General Services) to this Schedule, will be able to resolve most Level 1 issues for Company Supported Software without requiring a transfer to a specialized Software Help Desk.

Company/Provider Confidential	Page 27 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	Provide any and all Help Desks with a continuously updated list of other Help Desks and/or “on call” personnel who are responsible for Level 3 Support, including contact phone numbers.

5.	Provide any and all Help Desks with a continuously updated list of other Help Desks and/or “on call” personnel who are responsible for Level 2 Support of Company Supported Software, including contact phone numbers.

3.8.3	Level 3 Support

The Provider’s responsibilities include the following:

1.	Provide Level 3 Support for all Provider Supported Software.

2.	Provide clearly defined points of contact, available 24 x7 to receive and appropriately respond to notice of problems from Level 1 or Level 2 Support personnel.

3.	Advise the Level 1 or Level 2 Support personnel, and/or the Authorized User, of the estimated time required for resolving the problem after being notified. This resolution time will be consistent with the Company’s Service Levels.

4.	Provide status updates to the Level 1 or Level 2 Support personnel, and/or the Authorized User, during problem resolution.

5.	Provide support, advice, and assistance to Authorized Users in a manner consistent with the Company’s practices for the Operational Software prior to the Effective Date and non-programming activities in direct support of Authorized Users.

6.	Document, as appropriate and as part of the Help Desk support, initial requests for on demand services from Authorized Users.

3.9	Software Quality Assurance

The Provider’s responsibilities include the following:

1.	Develop and document quality assurance processes and procedures for the delivery of development and maintenance Services.

2.	Ensure compliance with quality assurance procedures.

Company/Provider Confidential	Page 28 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Maintain Provider Supported Software quality consistent with industry standards for well-managed IT service providers and, at a minimum, equal or better than the Company’s industry peer group.

4.	Identify best practices and inform the Company of results.

5.	Set baselines for quality measurement in all development and maintenance environments.

6.	Implement and manage quality assurance processes and procedures for the delivery of the development and maintenance Services, including processes to measure effort, size, schedule, and quality.

7.	Perform quality assurance reviews and provide the Company with the results.

8.	Obtain Software Engineering Institute capacity maturity model (“SEI CMM”) Level 3 certification within eighteen (18) months of the Effective Date.

9.	Maintain the SEI CMM certification during the Term.

10.	Design and maintain customer satisfaction scorecards.

11.	Conduct customer satisfaction surveys, and track and report on the results of these surveys on a periodic basis.

12.	Systematically document and incorporate “lessons learned” from projects and activities into future work.

13.	Allow and participate in quality assurance audits conducted by the Company or its designee.

3.10	Software Productivity

With respect to Projects priced on a target pricing basis, the Provider’s responsibilities include the following:

1.	Measure and report to the Company the initial level of productivity for development Services within twelve (12) months after the Effective Date.

1.1.	Such measurement will be subject to approval by the Company, who may use either its own resources or Third Parties to verify the methodology and data used to produce the measurement.

1.2.	Provider will at least maintain, if not improve, the level of productivity and quality that exists within the Company prior to the Effective Date.

2.	Achieve any and all productivity improvements that are included within the Resource Baseline for development Services, as provided in Attachment 4-D (Resource Baselines) to the Charges Schedule.

Company/Provider Confidential	Page 29 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Provide the mechanisms for tracking productivity measures for all development Services on an ongoing basis and reporting productivity measures to the Company on at least a quarterly basis.

3.1.	The productivity measures will include the level of effort (FTP/FTE), elapsed time, and output size (units of work).

3.2.	The productivity measures will also be correlated with quality measures (for example, projects delivered on time and on budget, error rates, etc.).

3.3.	Such measurements will be subject to approval by the Company, who may use either its own resources or other Third Parties to verify the methodology and data used to produce the measurement.

3.11	Data Exchange (EDI) Services

The Provider’s responsibilities include the following:

1.	Determine data exchange requirements with the Company, implement the electronic data interchange (“EDI”) solution for those requirements, and maintain the EDI interfaces.

2.	Review available transfer methods with the Company and Third Party technical contacts.

3.	Develop file transfer scripts and EDI processes including:

3.1.	Build electronic funds transfer (“EFT”) scripts.

3.2.	Build EDI maps – as needed.

3.3.	Test transfers.

3.4.	Build scripts to move data to/from the appropriate Company systems.

3.5.	Test end-to-end file transfers.

4.	Operate the data exchange environment including:

4.1.	Initiate data exchange sessions.

4.2.	Monitor and report on data exchange sessions.

4.3.	Investigate sessions that abnormally end; identify the cause and restore the service.

Company/Provider Confidential	Page 30 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Develop new file transfer processes and interfaces as requested by the Company including:

5.1.	Respond to Company request for new transfer options.

5.2.	Research industry standards and secure solutions to add to portfolio.

5.3.	Implement new transfer solutions.

3.12	Advanced Capacity Planning

The Provider’s responsibilities include the following:

1.	Provide additional capacity or advise Company regarding the need for additional capacity, as appropriate.

1.1.	Recommend action to be taken if excess capacity, as defined by Company, is evident.

2.	Propose capacity planning models and methodology to Company, and incorporate Company’s capacity planning recommendations into Provider’s planning model.

2.1.	In conjunction with Company, establish capacity thresholds to be maintained.

3.	Formally review capacity requirements as part of Company’s normal business planning cycle.

4.	Assist Company in forecasting Company’s capacity requirements and in monitoring and validating the capacity forecast against Company’s actual utilization.

5.	Develop capacity plans based on capacity planning models approved by the Company that are forecast-based and forward-looking on a rolling thirteen (13) month basis as defined in the Procedures Manual.

5.1.	Automate the publishing of capacity planning reports and post, in advance of reviews, in a location accessible to both Provider and Company. Retain access to previous thirteen (13) months of reports.

5.2.	Use standard reporting template, as defined by Company, for all systems.

6.	Conduct capacity optimization studies and provide recommendations to Company.

7.	Revise or provide feedback to Company capacity forecasting teams on the capacity-planning model based on actual performance observed through monitoring.

8.	Analyze Company’s Application requirements and quantify their impact on the capacity of the server environment.

Company/Provider Confidential	Page 31 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.	Ensure application workloads are discreetly identified by working in conjunction with Application development teams. Measure and report on discreet workloads impacting capacity.

10.	Proactively advise Company if workload changes impact capacity plans.

11.	Complete “what if” scenarios on an ad-hoc basis for proposed capacity and configurations.

12.	Perform capacity planning changes in accordance with end-to-end capacity planning procedures to ensure midrange capacity forecast is taken into consideration in all Service Towers.

13.	Distribute all capacity plans, observations and recommendations to other Service Towers, including Network, Mainframe and Connectivity.

4.0	SERVICE MANAGEMENT TOOLS

As set forth in this Exhibit to the Services and Support Responsibilities Schedule, the Provider will assume responsibility and provide the Services for the operation, management, and support of Company’s Service Management Tools (SMT) as of the Effective Date and successful completion of a knowledge transfer as described in the project plan. The Service Management Tools as of the Effective Date are reflected in Attachment A to this Exhibit. Any incremental changes to Attachment A shall be submitted through the Service Request process and charged to Company on a time and materials basis for a period of twelve months from the date such Service Request is approved for Provider’s support of requested changes to the applications. During the twelve month period, Provider shall provide to Company a monthly report of the labor hours used to support those applications that Company requests to be added to Attachment A to this Exhibit. After the twelve month period, Attachment A shall be updated to reflect the agreed upon SMT application changes and any applicable Charges for the Service Management Tools Support may be adjusted accordingly as agreed to by the Parties. For those applications removed from Attachment A, the Parties will mutually agree on applicable adjusted Charges based on historical labor hours for those applications and the Agreement shall be updated accordingly. For the SMT described in Attachment A to this Exhibit that are outside of the Facilities, Company shall be charged on a time and materials basis for the application migration services of those servers and applications at Company’s request.

The Provider is also required to provide the Services in Section 3.0 of Exhibit 2.6 to this Schedule in conjunction with the Services described in this Section 4.0.

4.1	Operational Maintenance and Technical Support

Provider’s responsibilities include the following:

1.	Implement all upgrades / enhancements to the Software portfolio set forth in Attachment A to this Exhibit 2.6. This includes any change that modifies or adds

Company/Provider Confidential	Page 32 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

functionality to existing Software, including changes required for the Company’s regulatory, legal and audit compliance, and industry and government-required changes.

a.	For upgrades / enhancements requested by Company to the Software portfolio in Attachment A to this Exhibit, Provider will propose a reasonable timeframe to Company to implement based on Company’s requirements and priority and Provider’s resources supporting the Service Management Tools.

b.	Company may request to expedite the Provider proposed timeframe by submitting a Service Request to Provider.

i.)	Provider shall provide a time and materials estimate to Company, for Company’s review and approval of the Service Request for those additional resources necessary to meet the expedited timeframe.

2.	Manage and maintain Application configurations

3.	Maintain accountability for the SMT and for its availability for use by Authorized Users

4.	Provide production support during local business hours on local business days and provide on call production support as outlined in Attachment A to this Exhibit.

5.	Execute SMT Service Requests, including:

5.1	On boarding of new SMT users and support personnel. Such process shall be provided by Company to Provider.

5.2	Creation of new categorization of data (feeders and interfaces).

5.3	Changes to SMT configuration, fields and layouts, including changes and associated notifications as required to measure and report on changes.

5.4	Add/delete new Provider support staff and new Authorized Users within agreed time frame as outlined in the Procedures Manual. Procedures Manual will be created jointly by the Parties during the knowledge transfer as described in the project plan.

5.5	Manage user access to the SMT in accordance with Company policy.

6.	Develop and maintain a testing schedule to ensure checkouts are completed in a consistent manner.

7.	Maintain full technical and configuration documentation. Company shall provide to Provider the full technical and configuration documentation during the knowledge transfer as described in the project plan.

Company/Provider Confidential	Page 33 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.	Provide real-time support for priority one requests [ * * * ]

and are defined in the Procedures Manual.

9.	Database support shall be limited to the type of support that is being delivered by Provider as of the Effective Date for the SMT and database support that is transferred by Company and documented during the knowledge transfer process.

The Provider’s responsibilities include the following:

1.	Manage all interactions with SMT users and support personnel interfacing with SMT in relation to SMT usage, request for comments/feedback and incidents.

2.	Make recommendations to Company quarterly for improvement of the SMT and related processes as appropriate.

3.	Adhere to SMT governance as defined in the Procedures Manual.

4.	Maintain a master list of all licenses purchased by Company and Provider and all licenses applied to the SMT. Report on unused / overused licenses quarterly or upon request for specific licenses to maintain operations and take action to redistribute licenses to meet the business needs. Company will provide to Provider the master list during the knowledge transfer as described in the project plan.

5.	Purge accounts in line with Company policies as provided by Company to Provider. Such process shall be jointly documented by the Parties during the knowledge transfer as described in the project plan.

6.	Prioritize and resolve issues related to data exposure/access and report to Company as described in the Procedures Manual.

7.	Maintain separation duties and accesses to comply with Company audit and security requirements.

4.2	Deployment, On-boarding and Integration

The Provider’s responsibilities include the following:

1.	Create jointly during knowledge transfer and maintain a systematic process for on-boarding and applying security rules for Authorized Users based on their role.

2.	Provide and utilize an automated on boarding process (tool by tool process) including the production of on-boarding templates, interface designs and guidance notes.

3.	Fulfill Service Requests related to loading and validating on-boarding data.

4.	Activate users within two (2) business days of receiving a request from Company.

Company/Provider Confidential	Page 34 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Provide training materials and support to Company customer service and support personnel, including:

5.1	Maintain online help documentation. Company will provide existing online documentation to Provider during the knowledge transfer as described in the project plan.

5.2	Provide user support and assistance with data quality issues. 5.3 Provide user support and assistance with general queries.

5.4	Provide classroom training for the personnel of other support groups as requested by Company in a Service Request on a time and materials basis

6.	Maintain all user guide, operation and training documentation related to the SMT. Company shall provide all existing user guide, operation and training documentation to Provider during the knowledge transfer as described in the project plan.

7.	Deliver self-help training to SMT users and support personnel and service recipients as required.

8.	Maintain and update SMT training material and self-help guidance on the usage of the SMT for Company approved SMT users and support personnel that use the SMT. Company will provide existing training materials and self-help guides to Provider during the knowledge transfer as described in the project plan for reuse and updates as applicable.

9.	Maintain the integration of all SMT processes and supporting tools and manage these integrations.

10.	Provide access to Company and Third Parties (as approved by Company) to the SMT information, reports in real time and on line portal.

4.3	Service Reporting and Management Information

The Provider’s responsibilities include the following

1.	Provide and maintain an on line self-service reporting portal in real time for SMT incidents and related reporting, including but not limited to the number of issues per tool in SMT , aging, issue, owner and person who submitted issue. Provider will utilize the portal that Company uses as of the Effective Date unless otherwise agreed to by the Parties.

2.	Maintain data feeds required from other service delivery organizations in order to support end-to-end service reporting and management information.

3.	Add and update data feeds from other service delivery organizations as needed for technology evolution in order to support end to end service reporting and management information.

Company/Provider Confidential	Page 35 of 35
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 13 TO AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY SERVICES AGREEMENT

EXHIBIT 2.8

TO THE SERVICES AND SUPPORT RESPONSIBILITIES SCHEDULE

STATEMENT OF WORK FOR

MIDRANGE TECHNICAL SERVICE DESK

Company/Provider Confidential	Page 1 of 8
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0	INTRODUCTION		3
2.0	TECHNICAL SERVICE DESK		3
3.0	EVENT MONITORING AND MANAGEMENT		3
4.0	INCIDENT MANAGEMENT		5
	4.1	Incident Tracking System	6
5.0	REPORTS		8

Company/Provider Confidential	Page 2 of 8
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0	INTRODUCTION

As set forth in this Exhibit to the Services and Support Responsibilities Schedule, the Provider will assume responsibility and provide the Services for the event monitoring/management and incident management in support of Company’s midrange environments, as specified in Exhibit A to this Exhibit 2.8, hosted by Company. Any additional locations to Exhibit A shall be submitted in writing to Provider prior to such change and the Parties shall meet and discuss applicable changes to the Charges. Except as otherwise expressly provided herein, all provisions and procedures for this Midrange Technical Service Desk Statement of Work shall be in accordance with the Agreement.

2.0	TECHNICAL SERVICE DESK

The Provider’s responsibilities include the following:

1.	Provide a Technical Service Desk that is staffed 24x7x365 to provide the services that are in scope.

2.	The Technical Service Desk should be reachable by phone, e-mail, instant messaging, 24x7x365 to handle Company requests.

3.	Local phone numbers will be provided for the US, UK, India, Argentina and other countries specified by Company and agreed to by Provider that allow Authorized Users to call the Technical Service Desk from their respective countries, without having to make international calls.

4.	Provide Company’s Co-Location operation as described in Exhibit A with the ability to access the Services described in this Exhibit 2.8 via redundant connectivity between Company’s Co-Location operation and Provider’s services network.

3.0	EVENT MONITORING AND MANAGEMENT

The Provider’s responsibilities include the following:

1.	Monitor defined events arising in the Company’s environment that are forwarded to Provider by Company, and take corrective actions as described and provided by Company in accordance with the run books.

2.	Continuously monitor the Provider network connectivity for transferring alerts from Company to Provider as defined in the Procedures Manual. Take action on issues as noted in the run books.

3.	Implement efficient processes for integrating Company created alerts into Provider’s monitoring consoles and dashboards.

4.	Provide a searchable on-line run book repository.

Company/Provider Confidential	Page 3 of 8
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Use Company provided diagnostic tools, monitoring consoles, and troubleshooting techniques, in order to take corrective or preventive actions in response to alerts and events.

6.	Integrate Company created alerts into Provider’s standard monitoring console solution.

7.	Issue operator/administrative commands to control all midrange platforms at those locations described in Exhibit A, including workload balancing components, as part of taking corrective actions.

8.	Report on all corrective actions that are taken as outlined in the Procedures Manual and in accordance with the Reports Schedule.

9.	Promptly initiate incident management and escalation procedures and processes, as defined in the Incident Management section 4.0 of this Exhibit, in response to alerts.

10.	Provide up to five (5) concurrent Authorized Users with on-line, view-only access to a replication of those defined alerts received in the Provider’s monitoring console.

10.1. Make the previous four (4) hours of historical defined alert logs viewable on-line for up to five (5) concurrent Authorized Users.

11.	Provide ad hoc reports containing defined alert logs in accordance with the Reports Schedule.

12.	Provider’s standard monitoring console solution should allow for industry standard event management practices like alert suppression, duplicate alert counters, and integration with ticketing system.

13.	Update the Procedures Manual with input from Company for the Services set forth in Exhibit 2.8. The Procedures Manual shall contain the following:

13.1. Format to be used by Company to send alerts to Provider. The format will be agreed upon and compatible with Provider’s operations manager monitoring software standards.

13.2.	Process to update and implement run books.

13.3.	Those procedures identified in this Exhibit 2.8.

Company/Provider Confidential	Page 4 of 8
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.0	INCIDENT MANAGEMENT

The Provider’s responsibilities include the following:

1.	Detect incidents according to Company provided guidelines, and initiate the incident management process.

2.	Follow the incident management procedures as defined in Procedures Manual.

3.	Integrate the event and escalation management process, and provide an end-to-end incident management process. Situation management is triggered within event management, where a Severity Level 1 or 2 incident is first detected and evaluated. The evaluation step will lead to stabilization and mitigation of the incident.

4.	Assign Severity Levels for each incident according to agreed upon guidelines. Initiate the escalation process according to the level of the severity code.

5.	Categorize and document the relative importance of each incident according to the appropriate Severity Levels.

6.	When a potential Severity Level 1 or 2 event is identified, the Technical Service Desk should immediately notify the designated situation management team. The situation management team engages the appropriate resources as identified in the incident management procedures documentation provided by Company.

7.	Establish technical teleconferences to permit support teams to work in parallel on event management and resolution. Teleconferences should allow Company and Provider personnel to call in toll-free from all Company Sites.

8.	Send updates regularly to designated teams within Company and Provider organizations to communicate event status.

9.	Follow Company Co-Location processes for those locations listed in Exhibit A and described in the Procedures Manual to escalate within the Company organizations, when required, to gain additional focus and resources to permit timely resolution of the incidents.

10.	Track and manage all incidents arising in the Company’s midrange environment to which this Exhibit applies, and serve as the single point of contact for coordination and communication for such incidents, including those that cross multiple environments and/or suppliers/vendors.

11.	Emphasize the elimination or quick resolution of incidents, including:

11.1.	Maintain clear accountability.

11.2.	Meet Authorized User expectations.

11.3.	Meet specified Service Levels.

Company/Provider Confidential	Page 5 of 8
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.	Perform proactive and reactive troubleshooting to effectively identify and resolve incidents.

13.	Maintain a process that is flexible and facilitates effective coordination across functions, the Sites, regions, and other vendors providing services to the Company.

14.	Maintain a process that establishes end-to-end responsibility and ownership of each incident to a single Provider support person, thus minimizing redundant contacts with the Authorized User. Ownership of the incident will be driven by the Authorized User’s needs and will minimize transfers to multiple parties.

15.	Monitor, control, and manage each incident until it is corrected or resolved, and an Authorized User confirms such resolution and completeness.

16.	Engage and manage Third Party Vendors as necessary where such Third Party Vendors are needed to localize and resolve incidents associated with the Services.

17.	Coordinate incident tracking efforts and notification to Authorized Users through the Help Desk and other Third Party Vendors and maintain regular communications between all parties and Authorized Users until incident resolution.

18.	Implement Company-approved measures to avoid recurrence of incidents.

19.	Assist in Company-led efforts to:

19.1.	Detect, correlate, resolve, and report recurring and/or single incident issues prevalent across multiple incident tickets.

19.2.	Perform root-cause analysis and event correlation for Severity Level 1 and Severity Level 2 and other incidents upon request.

19.3.	Make recommendations to fix root causes.

20.	Develop tools and enhance processes to proactively perform incident management, with the objectives of automating the incident management process and predicting incidents before they occur.

4.1	Incident Tracking System

The Provider’s responsibilities include the following:

1.	Implement an automated incident tracking system, including the integration of applicable Provider Supported Software, Equipment, electronic mail, telephony, and a central knowledge database.

Company/Provider Confidential	Page 6 of 8
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	The incident tracking system implemented and maintained by the Provider shall include:

2.1.	The functionality to track information for each incident submitted to or originating from the Provider, to include (at a minimum):

2.1.1.	The date and time the incident was raised.

2.1.2.	An incident tracking number.

2.1.3.	A description of the incident.

2.1.4.	Relevant information about the Authorized User(s) affected and/or location affected.

2.1.5.	Relevant information about the responsible party for resolving the incident, e.g., Provider, Third Party or Company.

2.1.6.	The Severity Level of the incident.

2.1.7.	The incident status and next steps.

2.1.8.	The date and time the incident was closed.

2.1.9.	If Severity Level changes within an incident, log time contained at each change.

2.1.10.	Steps taken to resolve the incident.

2.2.	A sophisticated set of incident resolution, diagnostic, and tracking capabilities enabling the automation of monitoring, detection, and resolution of incidents associated with the Services, sufficient to resolve multiple simultaneous incidents.

3.	Provide the Company Authorized Users, at the Provider’s expense, with appropriate licenses and/or interfaces to use the full functionality of the incident tracking system and database (or any replacement thereof) with up to five (5) concurrent users.

3.1.	The appropriate number of licenses will be determined based on those Company technical personnel reasonably required to access or interface with the Services.

3.2.	Enable selected Company users access to an extract of raw ticket data and the ability to run ad hoc reports.

Company/Provider Confidential	Page 7 of 8
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.3.	Grant appropriate Company users full access to the incident tracking system from all Sites.

3.4.	Provide the Company with appropriate training in using the incident tracking system.

5.0	REPORTS

In conformance with the provisions set forth in the Reports Schedule, the following reports should be provided:

1.	Those reports in section 4.0 (Reports for the Midrange Service Tower) of the Reports Schedule which are associated with the Midrange Technical Service Desk.

2.	All applicable reports from section 9.0 (Financial Reports) of the Reports Schedule.

Company/Provider Confidential	Page 8 of 8
Amendment I (September 11, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.